Exhibit 10.30

EXECUTION COPY

AGREEMENT TO PURCHASE EIGHT HOTELS AND ASSUME LEASES

THIS AGREEMENT to Purchase Eight Hotels and Assume Leases is made this 2nd day of November, 2011 (the “Effective Date”) by and between RLH PARTNERSHIP, L.P., a Delaware limited partnership (the “Seller”), and WHC 809, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

A. Seller currently leases sixteen (16) hotels (the “Master Lease Hotels”) to an affiliate of Purchaser, Red Lion Hotels Holdings, Inc., formerly known as Red Lion Hotels Inc. (“Tenant”), under the term of that certain Lease between Seller as landlord and Tenant as tenant, dated August 1, 1995 (as amended from time to time, the “Master Lease”).

B. Seller is:

(1) the fee owner of nine (9) of the Master Lease Hotels, seven (7) of which (listed on Exhibit A-1) it wishes to sell to Purchaser, (the “Seven Sale Properties”), and two (2) of which (listed on Exhibit A-2) which it wishes to sell to Tenant (the “Two Sale Properties”, and, together with the Seven Sale Properties, the “Sale Properties”);

(2) the tenant under a real estate lease for one (1) of the Master Lease Hotels and the tenant under a real estate lease for land adjacent to one of the Sale Properties, both of which are listed on Exhibit B (the “Ground Leased Properties”) and both of which it wishes to assign to Purchaser, and in connection with which Seller will sell to Purchaser all of its interests in Property related to the Ground Leased Properties;

(3) the landlord (or sublandlord) under leases for five (5) of the Master Lease Hotels, which are leased by Seller to Tenant and subleased by Tenant, as sublandlord, to Doubletree DTWC Corporation as assigned to HLT Operate DTWC LLC (“Subtenant”), which are listed on Exhibit C (the “Hilton Portfolio Properties”), in which Tenant wishes to assign its entire interest including its interest as tenant under the Master Lease and its interest as sublandlord under the Sublease (as defined herein) to SFI DT Holdings LLC, a Delaware limited liability company, an Affiliate of Seller (“Sublease Assignee”); and

(4) the tenant under a ground lease from the Port of Vancouver, Washington for the Master Lease Hotel described on Exhibit D, which Seller subleases to Tenant (the “Vancouver Property”), for which Seller and Tenant intend to enter into an amended and restated sublease.

C. Seller and Tenant also wish to enter into an amendment to the Master Lease, which will, among other things, confirm termination of the Master Lease with regard to the Sale Properties and Ground Leased Properties, and split the Master Lease as to the remaining Master Lease Hotels into a Master Lease with regard to the Vancouver Property in the form of an amended and restated sublease for the Vancouver Property and continue the Master Lease as to the Hilton Portfolio Properties, with Sublease Assignee as the tenant in place of the Tenant with respect to the Hilton Portfolio Properties.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, Seller and Purchaser agree as follows:

ARTICLE I

DEFINITIONS AND REFERENCES

Section 1.01 Definitions. As used herein, the following terms shall have the respective meanings indicated below:

Affiliate: With respect to a specific entity, any natural person or any firm, corporation, partnership, association, trust or other entity which, directly or indirectly, controls, or is under common control with, the subject entity, and with respect to any specific entity or person, any firm, corporation, partnership, association, trust or other entity which is controlled by the subject entity or person. For purposes hereof, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such entity or the power to veto major policy decision of any such entity, whether through the ownership of voting securities, by contract, or otherwise. For the avoidance of doubt, Purchaser, Guarantor and Tenant are Affiliates of each other.

Agreement: This Agreement to Purchase Eight Hotels and Assume Leases, including the Exhibits attached hereto.

Agreement to Purchase Two Hotels: The Agreement to Purchase Two Hotels in the form attached as Exhibit A-3.

Assignment and Assumption of Leases: The Assignment and Assumption of Leases in the form attached as Exhibit E, to be entered into at Closing between Tenant and the Sublease Assignee with respect to the Hilton Portfolio Properties.

Assumed Liabilities: As defined in Section 3.02(a).

Bill of Sale: As defined in 7.01(b).

CERCLA: As defined in Section 19.03.

Closing: As defined in Section 6.01.

Closing Date: As defined in Section 6.01.

Deeds: As defined in Section 7.01(a).

Deed of Trust: Any deed of trust, mortgage, security instrument or other agreement constituting a lien on the Seller’s interest in the Real Property.

Documents: To the extent lawfully assignable without penalty or breach, reproducible copies of all plans, specifications, drawings, blueprints, surveys, environmental reports, soil studies, engineering reports and other documents which Seller has in its possession or control, or has a right to, as the same relate to the Property, including, but not limited to those relating to any prior or ongoing construction or rehabilitation of the Property.

Effective Date: The day and year first above written in the first paragraph of this Agreement prior to the Recitals.

Environmental Law: Any applicable federal, state, foreign, or local law, statute, ordinance, rule, regulation, or rule of common law (now or hereafter in effect), or any binding and enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree, or judgment, relating to (1) the use, generation, treatment, management, storage, transportation or other handling of Hazardous Materials, (2) occupational safety and health, industrial, hygiene, land use or other protection of human, plan or animal health or welfare, and (3) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recover, losses or injuries resulting from the release, threatened release, discharge, disposal or other handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S. C. Section 6901 et seq.), the Clean Air Act (2 U.S.C. Section 7401 et seq.), the Clean Water Act (29 U.S.C. Section 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, Rodenticide Act (7 U.S.C. Section 136 et seq.),), the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.),, any analogous present or future federal, state, foreign, or local law, statute or ordinance, and any regulation or rule promulgated thereunder, each as amended or supplemented.

Fixtures and Tangible Personal Property: All interests, if any, the Seller may have in fixtures, furniture, furnishings, fittings, equipment, cars, trucks, machinery, apparatus, signage, appliances, draperies, carpeting, and other articles of tangible personal property now located on the Real Property or exclusively used or usable in connection with the operations or any part of the Real Property, subject to such depletions, resupplies, substitutions and replacements as shall occur and be made in the normal course of business expressly excluding, however: (i) equipment and property leased pursuant to Hotel Contracts; (ii) property owned by Purchaser, Tenant or their Affiliates (and those claiming by, through or under any of them); (iii) property owned by third parties furnishing goods or services to the Property; and (iv) Improvements.

Fourth Amendment to Lease: The Fourth Amendment to Lease in the form attached as Exhibit F.

Ground Leases: The leases listed on Exhibit B.

Ground Lease Assignment: The Assignment and Assumption of Ground Leases in the form attached as Exhibit G.

Ground Leased Properties: As defined in the Recitals.

Guarantor: Red Lion Hotels Corporation.

Guaranty of Lease Obligations: The Guaranty of Lease Obligations dated September 15, 1998 among Promus Hotels, Inc., Tenant and Seller and Guaranty of Lease Obligations dated September 15, 1998 among Promus Hotel Corporation, Tenant and Seller.

Hazardous Materials: (1) any substance or material defined as or included in the definition of one or more of any of the following: “hazardous materials,” “hazardous waste,” “hazardous substance,” “regulated substance,” “toxic substance,” “pollutant,” “contaminant,” “radioactive material,” or any other similar designation in, or otherwise subject to regulation under an Environmental Law, (2) any oil, petroleum, petroleum fraction or petroleum derived substance, (3) any flammable substance or explosive, (4) asbestos in any form, (5) polychlorinated biphenyls, (6) urea formaldehyde foam insulation, (7) pesticides, and (8) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under any Environmental Law.

Hotel Contracts: To the extent lawfully assignable without penalty or breach, any agreements in the name of the Seller (and all rights of Seller relating thereto) relating solely to the Real Property, including service, maintenance, purchase orders, leases and other contracts or agreements, equipment leases capitalized for accounting purposes, and any amendments thereto, with respect to the ownership, maintenance, operation, provisioning, or equipping of the Real Property, or any of the Property, as well as written warranties and guaranties relating thereto, if any, including, but not limited to, those relating to heating and cooling equipment and/or mechanical equipment, provided they are listed in a schedule to the Assignment and Assumption Agreement.

Indemnity and Reimbursement Agreement. The Indemnity and Reimbursement Agreement (iStar Lease) dated December 31, 2001, by Red Lion Hotels, Inc., West Coast Hospitality Corporation, Doubletree Corporation, Promus Hotels, Inc. and Doubletree DTWC Corporation.

Improvements: The Seller’s interest in the buildings, structures (surface and sub-surface) and other improvements, including such fixtures as shall constitute real property, located on the Land.

Land: The parcels of real estate on which any of the Seven Sale Properties and Ground Leased Properties are located, as described in Exhibit H.

Legal Requirements: All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and governmental authorities having jurisdiction over the Sale Properties, and the operation thereof.

Master Lease: As defined in the Recitals.

New York Style Closing: As defined in Section 6.02.

Obligations: All payments required to be made and all representations, warranties, covenants, agreements and commitments required to be performed under the provisions of this Agreement by Seller or Purchaser, as applicable.

Permits: To the extent lawfully assignable without penalty or breach, all interests of the Seller in any licenses, franchises and permits, certificates of occupancy, authorizations and approvals used in or relating to the ownership, occupancy or operation of any part of the Real Property, including, without limitation, those necessary for the sale and on-premises consumption of food, liquor and other alcoholic beverages.

Permitted Exceptions: All of the following: (1) the Space Leases; (2) the Ground Leases, and (3) any liens, encumbrances, restrictions, exceptions and other matters (a) in existence on August 1, 1995, (b) that have been approved by Purchaser and Seller prior to the date hereof, (c) that are approved as matters in accordance with the terms of Article IV to which title to the Real Property may be subject on the Closing Date, (d) that arise out of the act or omission of Purchaser or its Affiliates or those claiming by, through or under Purchaser or its Affiliates, (e) that are the responsibility of Purchaser or its Affiliates under the Master Lease or (f) matters that would be disclosed by a survey of the Real Property. For the avoidance of doubt, the Permitted Exceptions include the lien in favor of the County of Sacramento recorded as Book 20090826, Page 0781 of Official Records of Sacramento County, California and the claim for lien in favor of Joseph M. Perez recorded as Book 20110302, Page 0665, Official Records of Sacramento County, California (and any statutory lien related thereto).

Personal Property: All of the Property other than the Real Property.

Property: All right, title and interest of Seller in: (i) The Real Property; (ii) the Fixtures and Tangible Personal Property; (iii) Hotel Contracts and Space Leases; (iv) the Permits; and (v) the Documents, provided, however, that Property shall not include the Retained Liabilities.

Purchaser: As defined in the preamble.

Purchaser’s Conditions: As defined in Section 9.02.

Purchaser’s Knowledge and Known to Purchaser: The current actual knowledge of the individuals listed on Exhibit I.

Purchase Price: As defined in Section 3.01.

Reaffirmation of Guarantees: The Reaffirmation of Guarantees in the form attached as Exhibit J.

Real Property: The Land together with the Improvements located on the Land. For the avoidance of doubt, the Real Property does not include the Two Sale Properties.

Red Lion Guaranty: The Guaranty by Guarantor in the form of Exhibit K.

Related Agreements: As defined in Section 2.02.

Restated Vancouver Sublease: The amended and restated sublease of the Vancouver Property in the form of the Restated Vancouver Sublease attached as Exhibit L.

Retained Liabilities: As defined in Section 3.02(b).

Sale Properties: As defined in the Recitals.

Seller: As defined in the preamble.

Seller’s Conditions: As defined in Section 9.01.

Seller’s Knowledge and Known to Seller: The current actual knowledge of the individuals listed on Exhibit M.

Space Leases: All leases, licenses, concessions and other occupancy agreements, and any amendments thereto in effect on the date hereof as described on a schedule to the Assignment and Assumption Agreement, whether or not of record, for the use or occupancy of any portion of the Real Property.

Space Lessee: Any person or entity entitled to occupancy of any portion of the Real Property under a Space Lease.

Sublease: That certain Sublease dated December 31, 2001 between Tenant and Subtenant relating to the Hilton Portfolio Properties.

Sublease Properties: The property subleased to Subtenant pursuant to the Sublease.

Subtenant: As defined in the recitals.

Tenant: As defined in the recitals.

Termination Date: As defined in Section 10.01(b).

Third Party Consents: As defined in Section 4.02.

Title Clearance Date: The date the Title Commitment is issued.

Title Commitment: As defined in Section 4.01.

Title Company: First American Title Insurance Company, Seattle National Title Office.

Title Defect: A material lien, claim, charge, security interest or encumbrance relating to any of the Real Property other than a Permitted Exception. If the Title Document or a survey discloses any encroachments or defects which do not have a material adverse effect on the Property, such encroachment or defect shall not be considered a Title Defect.

Title Documents: As defined in Section 6.03.

Title Policy: As defined in Section 6.03(a).

Violation: Any condition with respect to the Property which constitutes a violation of any Legal Requirements.

Section 1.02 References. Except as otherwise specifically indicated, all references to Section and Subsection numbers refer to Sections and Subsections of this Agreement, and all references to Exhibits refer to the Exhibits attached hereto. The words “hereby,” “hereof,” “herein,” “hereto,” “hereunder,” “hereinafter,” and words of similar import refer to this Agreement as a whole and not to any particular Section or Subsection hereof. The word “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Agreement. Captions used herein are for convenience only and shall not be used to construe the meaning of any part of this Agreement. Time shall refer to the (standard or daylight savings) time in effect in the State of Washington unless otherwise specified.

ARTICLE II

SALE AND PURCHASE

Section 2.01 Sale and Purchase. Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the Property on the terms and subject to the conditions of this Agreement.

Section 2.02 Related Agreements. At the Closing of the purchase of the Seven Sale Properties, the Purchaser and Seller also agree to execute and deliver the following documents and to obtain the signature of their respective Affiliates (as applicable) to each of them, in order to document the simultaneous closing of the related transactions (the “Related Agreements”):

(a)	the Agreement to Purchase Two Hotels;

(b)	the Assignment and Assumption of Leases;

(c)	the Restated Vancouver Sublease;

(d)	the Fourth Amendment to Lease;

(e)	the Ground Lease Assignments;

(f)	Reaffirmation of Guarantees; and

(g)	Red Lion Guaranty.

ARTICLE III

PURCHASE PRICE

Section 3.01 Purchase Price; Allocation Thereof. The purchase price (“Purchase Price”) for the Property to be paid by Purchaser to Seller hereunder shall be thirty two million one thousand dollars ($32,001,000). The Purchase Price for the Property shall be allocated in accordance with the values reasonably attributable to the Land and Improvements as set forth on Schedule 3.01. Such allocation shall be binding on the Seller and Purchaser for all purposes including the reporting of gain or loss and determination of basis for income tax purposes, and each of the parties hereto agrees that it or they will file a statement setting forth such allocation with its or their federal income tax returns and will also file such further information or take such further actions as may be necessary to comply with Treasury Regulations that have been promulgated pursuant to Section 1060 of the Internal Revenue Code of 1986, as amended.

Section 3.02 Assumption of Liabilities; Retained Liabilities.

(a) Except as otherwise provided in (b) from and after the Closing Date, Purchaser shall be responsible for all obligations and liabilities with respect to the Property or operation of the Sale Properties that first arise after the Closing Date (the “Assumed Liabilities”).

(b) Purchaser shall have no liability or obligation for the following (“Retained Liabilities”): (i) federal, state and local income, franchise, or other taxes of Seller except to the extent such items are the responsibility of the Tenant under the Master Lease as in effect on the date hereof; (ii) any liability the existence of which would constitute a breach of any of Seller’s representations or warranties contained in Article V; and (iii) all liabilities of Seller under the Master Lease that arise prior to or on the Closing Date.

Section 3.03 Indemnity and Reimbursement Agreement. Neither Seller nor Sublease Assignee shall assume or become liable under the Indemnity and Reimbursement Agreement.

ARTICLE IV

TITLE INSURANCE AND THIRD PARTY CONSENTS

Section 4.01 Title.

(a) The Purchaser and Seller have each approved a title commitment for the Real Property (the “Title Commitment”) issued by the Title Company reflecting title to each parcel of the Real Property.

(b) If after the Title Clearance Date any updates to the Title Commitment disclose a Title Defect caused by or resulting from claims against the Seller, Purchaser shall have the right to make additional title objections within three (3) days after receipt of such updated Title Commitment. Any such Title Defect not objected to by Purchaser within such three (3) day period shall also be deemed a Permitted Exception. Seller shall have two (2) business days after receipt of Purchaser’s additional title exception to satisfy (or cause the title insurer to remove or “endorse over”) such Title Defect (but shall be under no affirmative obligation to do so), and if Seller fails to satisfy (or cause the title insurer to remove or “endorse over”) such Title Defect within such two (2) business day period, then, at the option of Purchaser, evidenced by written notice to Seller, Purchaser may: (i) terminate this Agreement and receive a refund of the Earnest Money Deposit whereupon the parties hereto shall have no further rights, obligations or liabilities with respect to each other hereunder; or (ii) elect to close and receive the Property required herein from Seller subject to such Title Defect and without reduction of the Purchase Price. Except as expressly provided herein, If Purchaser fails to exercise any of the two (2) options set forth in this Section 4, Purchaser shall be deemed to have elected to proceed under choice (ii) above.

Section 4.02 Third Party Consents. Purchaser has obtained the consents of the ground lessors for the Ground Lease Properties, on terms approved by Seller. Purchaser and Seller believe these assets to be the only third party consents required to effectively transfer the Property to Purchaser (the “Third Party Consents”). Purchaser agrees to cause its Affiliate, Red Lion Hotels Corporation, to execute and deliver, on or before the Closing, a guarantee in favor of ground lessor of the applicable Ground Lease in the form attached to the applicable Third Party Consent. Delivery of the Third Party Consents shall be a condition to Closing, in accordance with Section 9.02(c).

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01 Representations and Warranties of Seller. Tenant currently operates the Real Property, the Two Sale Properties and the Vancouver Property under the Master Lease, and by virtue of Purchaser’s affiliation with Tenant, Purchaser is familiar with the Property and has agreed to accept a limited number of representations and warranties from Seller in this Agreement. Seller hereby represents and warrants the following to Purchaser:

(a) Due Organization, etc. Seller and Sublease Assignee are validly existing and are in good standing in the State of Delaware. This Agreement and the Related Agreements have been duly authorized by all requisite action on the part of Seller and Sublease Assignee. The execution and delivery of this Agreement and the Related Agreements, and, subject to obtaining the Third Party Consents, the consummation of the transactions contemplated hereby do not require the consent or approval of any governmental authority, nor, subject to obtaining the Third Party Consents, shall such execution and delivery result in a breach or violation of any Legal Requirement, or, subject to obtaining the Third Party Consents, constitute a default (or an event which with notice and passage of time or both will constitute a default) under any contract or agreement to which Seller or Sublease Assignee is a party or by which it or the Property is bound.

(b) Condemnation. As of the Effective Date, other than the potential condemnation of the Vancouver Property and any other pending condemnation or other proceedings Known to Purchaser, Seller has not received any written notice of any pending condemnation of the Property or other proceedings in eminent domain regarding the Property that Seller has not provided to Purchaser or its Affiliates.

(c) Violations of Law. As of the Effective Date, other than such notices as may be Known to Purchaser, Seller has not received any written notice of any violation of any applicable law or regulation with respect to the Property that Seller has not provided for Purchaser or its Affiliates.

(d) Litigation. As of the Effective Date, other than the potential condemnation of the Vancouver Property and other than any other proceedings Known to Purchaser, Seller has not been served with any filing in any material litigation, arbitration or administrative proceeding with respect to the Property in which Seller, or any Affiliate of Seller is named a party that Seller has not disclosed to Purchaser or its Affiliates.

(e) Options. Seller has not granted any option or right of first refusal or first opportunity or right to purchase the Property to any party, other than Purchaser under this Agreement or to Tenant pursuant to the Master Lease.

(f) Title to Property. Seller’s interest in the Real Property is not subject to the lien of any security interest on Seller’s interest in the Property to secure an obligation of Seller or its Affiliates for money borrowed; (b) the Seller’s interest in Real Property is not subject to the lien of any judgment, tax assessment or other obligation incurred by Seller that is not a Permitted Exception; and (c) the Seller’s interest in Real Property is not subject to any liens created on or after the “Commencement Date” (as defined in the Master Lease) which have been created by or resulted from any acts of the Seller undertaken without the consent of the Tenant which is not a Permitted Exception.

Except as specifically set forth herein, Seller has not made and does not make or give any warranties or representations.

Section 5.02 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants the following to Seller:

(a) Due Organization, etc. Purchaser, Tenant and Guarantor are each validly existing and in good standing in the state of their formation. This Agreement and the Related Agreements have been duly authorized by all requisite action on the part of Purchaser, Tenant and Guarantor. The execution and delivery of this Agreement and the Related Agreements, and the consummation of the transaction contemplated thereby, do not require the consent or approval of any governmental authority, nor shall such execution and delivery result in a breach or violation of any Legal Requirement or, subject to obtaining the Third Party Consents, constitute a default (or any event which with notice and passage of time or both will constitute a default) under any contract or agreement by which Purchaser or an Affiliate is a party or by which it, its Affiliates or the Property is bound.

(b) Condemnation. As of the Effective Date, other than the potential condemnation of the Vancouver Property, and any other pending or other proceedings Known to Seller, Purchaser and its Affiliates have not received any written notice of any pending condemnation of the Property or other proceedings in eminent domain regarding the Property that Purchaser has not provided to Seller.

(c) Options and Sublease. Neither the Purchaser nor any of its Affiliates have granted any option or right of first refusal or first opportunity or right of first refusal to purchase the Tenant’s interest in the Master Lease or Sublease. Purchaser has provided Tenant with a true and complete copy of the Sublease. The Sublease and Reimbursement and Indemnity Agreement are the only agreements between Tenant and Subtenant regarding the premises subleased pursuant to the Sublease and the Tenant has not entered into any other subleases of the Sublease Property. The Sublease has not been amended, modified or terminated. Tenant at the Closing will be the tenant under the Master Lease and sublessor under the Sublease free and clear of liens, claims and assignments. Tenant is not in default under the Sublease and, to Purchaser’s Knowledge, the Subtenant is not in default under the Sublease. Tenant has not collected rent under the Sublease more than one (1) month in advance.

(d) ERISA. Purchaser and its Affiliates are not an employee benefit plan (a “Plan”) subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), assets of a Plan are not being used to acquire the Property, Purchaser and its Affiliates are not a “party in interest” (as that term is defined in Section 3(14) of ERISA) with respect to any Plan that is an investor in Seller, and Purchaser’s acquisition of the Property will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

(e) Prohibited Persons and Transactions. Neither Purchaser nor any of its Affiliates, is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

Purchaser is not relying on any warranty or representation made by any person acting on Seller’s behalf as to the physical condition, past or future income, expenses or operations of the Property or any other matter or thing affecting or relating to the Property, except as contained in this Agreement.

Section 5.03 Survival. Subject to the temporal and monetary limitations set forth in Article XV, the representations and warranties set forth in this Article V are made as of the Effective Date and are remade as of the Closing Date (unless they specifically relate to the Effective Date) and shall not be deemed to be merged into or waived by the instruments of Closing, but shall survive the Closing for a period of one (1) year (the “Survival Period”), provided, however, Purchaser will not bring a claim against Seller with respect to Section 5.01(f) unless Purchaser makes a claim against the title insurer and the title insurer denies coverage therefor or fails to pay the claim (and Purchaser will not permit the title insurer to be subrogated to Purchaser’s rights under this Agreement or any other documents delivered by Seller pursuant to this Agreement with respect to Section 5.01(f)). Each party shall have the right to bring an action against the applicable party on the breach of a representation or warranty or covenant made to such party hereunder or in the documents delivered by Seller at the Closing, but only if the party bringing the action for breach first learns of the breach after Closing and brings an action against for breach by the other party not later than final day of the Survival Period. In no event shall any party be liable to any other party for incidental, consequential, or punitive damages as a result of the breach of any or all representations or warranties set forth in this Agreement.

ARTICLE VI

CLOSING MATTERS

Section 6.01 Closing. The closing of the transaction contemplated hereby (the “Closing”) shall take place at the offices of the Title Company not later than 5:00 PM, Seattle Washington time on the Effective Date (the date of the Closing is sometimes referred to herein as the “Closing Date”).

Section 6.02 New York Style Closing. This transaction shall be closed by means of a so-called “New York Style Closing,” with the concurrent delivery of the documents of title, the Related Agreements, transfer of interests, delivery of the Title Policy and the payment of the Purchase Price.

Section 6.03 Title Commitment and Title Policy.

(a) The Title Commitment shall be the basis for “Title Policy”. The Title Commitment and the Title Policy are sometimes referred to as the “Title Documents”.

(b) Removal of Liens, etc. On the Closing Date, Seller shall pay-off any underlying obligation secured by a deed of trust, mortgage or other security interest securing an obligation of the Seller that is not a Permitted Exception. In addition, if on the Closing Date there shall be any Title Defect which is an obligation to pay money, a portion of the Purchase Price shall be used to satisfy the same, provided Seller shall simultaneously either deliver to Purchaser at Closing instruments, in recordable form, sufficient to satisfy such Title Defect of record, together with the cost of recording or filing said instrument provided, however, in lieu thereof, the Seller may cause the Title Insurer to “endorse over” such Title Defect (and may use and a portion of the Purchase Price to effect such endorsement).

ARTICLE VII

CLOSING DELIVERIES

Section 7.01 Seller’s Deliveries. At Closing, Seller shall deliver, or cause to be delivered to Purchaser, the following, each of which shall be in form and substance acceptable to counsel for Purchaser and executed by Seller:

(a) Recordable limited warranty deeds for the Seven Sale Properties (other than the Ground Leased Properties) in the form attached as Exhibit 7.01(a) from Seller to Purchaser, or its designee, subject only to the Permitted Exceptions (the “Deed”);

(b) Quitclaim Bills of Sale substantially in the form attached hereto as Exhibit 7.01(b) transferring to Purchaser all of Seller’s right, title and interest in and to each and every item of Fixtures and Tangible Personal Property and Documents to be transferred hereunder (subject only to Permitted Exceptions) for each of the Seven Sale Properties and Ground Leased Properties;

(c) Quitclaim Contract Assignment and Assumption Agreements in the form attached hereto as Exhibit 7.01(c) for each of the Seven Sale Properties and Ground Leased Properties of all of Seller’s right, title and interest in the Hotel Contracts, Space Leases and Permits;

(d) The Assignment and Assumption of Leases;

(e) The Restated Vancouver Sublease;

(f) Fourth Amendment to Lease;

(g) The Ground Lease Assignments;

(h) A FIRPTA Certificate in the form attached hereto as Exhibit 7.01(h);

(i) The Red Lion Guaranty;

(j) The Agreement to Purchase Two Hotels;

(k) If required by the Title Company, such documents, if any, as may be reasonably required by the Title Company, on forms customarily used by the Title Company in order to issue an owner’s policy of title insurance subject only to the Permitted Exceptions in accordance with the requirements for the New York Style Closing except Seller shall not be required to certify or indemnify with regard to any Permitted Exception;

(l) Evidence of the existence, organization and authority of Seller and Sublease Assignee and of the authority of the persons executing documents on behalf of the Seller and Sublease Assignee reasonably satisfactory to the Title Company and Purchaser; and

(m) Cancellations or terminations of any and all deeds of trust, mortgages, or other security instruments of record creating or evidencing a consensual monetary lien or security interest in any of the Property created by Seller or in favor of Seller.

Section 7.02 Purchaser’s Deliveries. At Closing, Purchaser shall deliver, or cause to be delivered to Seller, the following, each of which shall be in form and substance acceptable to counsel for Seller and executed by Purchaser or its affiliates:

(a) The Purchase Price required to be paid pursuant to Section 3.01 hereof;

(b) The Agreement to Purchase Two Hotels;

(c) The Assignment and Assumption of Leases;

(d) The Restated Vancouver Sublease;

(e) The Fourth Amendment to Lease;

(f) The Ground Lease Assignments;

(g) The Red Lion Guaranty; and

(h) Evidence of the existence, organization and authority of Purchaser, Tenant and Guarantor and of the authority of the persons executing documents on behalf of the Purchaser, Tenant and Guarantor reasonably satisfactory to the Title Company and Seller.

Section 7.03 Concurrent Transactions. All documents or other deliveries required to be made by Purchaser or Seller at Closing, and all transactions required to be consummated concurrently with Closing, including the transactions described in the Related Agreements, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by Purchaser, or its designee, and Seller shall have been made, and all concurrent or other transactions shall have been consummated.

Section 7.04 Further Assurances. Seller will cooperate with Purchaser in arranging, at no cost or liability to Seller, for the transfer to Purchaser of any assignable Seller’s interest, if any, in Permits or Hotel Contracts. Seller and Purchaser will, at the Closing, or at any time or from time to time thereafter, upon request of either party, execute such additional instruments, documents or certificates as either party deems reasonably necessary in order to convey, assign and transfer the Property to Purchaser, hereunder.

Section 7.05 Possession. Exclusive possession of the Property shall be delivered at Closing subject only to the Ground Leases, the Space Leases and any other Permitted Exceptions.

ARTICLE VIII

PRORATIONS

Section 8.01 Rent. The Purchaser shall cause the Tenant to continue to pay rent due under the Master Lease for the Master Lease Hotels through the Closing Date and, to the extent not paid as of the Closing Date, will be credited to Seller. Percentage Rent shall be paid as determined in accordance with the Master Lease and prorated for any partial year. The provisions of this section will survive the Closing. No other prorations shall be required. However, to the extent that any security or other deposits are on deposit with the ground lessors under the Ground Leases, Seller shall be entitled to a credit for the amount of such deposit.

ARTICLE IX

CONDITIONS TO OBLIGATIONS

Section 9.01 Conditions to Seller’s Obligations. The obligation of Seller to close the transaction and deliver the documents and instruments required hereunder shall be subject to satisfaction in full of the following conditions (“Seller’s Conditions”) on or before the Closing Date:

(a) The representations and warranties of Purchaser shall be true and correct in all material respects on the Closing Date.

(b) Purchaser shall have completed all the deliveries and actions required to be made by Purchaser under Section 7.02 and elsewhere in this Agreement.

(c) The Third Party Consents shall have been obtained.

(d) There shall not then be any pending or, to Seller’s Knowledge, threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions referred to herein, or declare illegal, invalid or nonbinding any of the covenants or Obligations of the parties herein.

(e) All parties (other than Seller) to the Reaffirmation of Guarantees shall have executed and delivered that document to Seller.

(f) Purchaser shall have delivered the Red Lion Guaranty.

(g) The Subtenant shall have executed and delivered the Assignment and Assumption of Lease.

(h) Purchaser shall have performed all obligations to be performed by it on or prior to the Closing Date in all material respects.

(i) The “Closing” (as defined in the Agreement to Purchase Two Hotels) has occurred;

Seller’s Conditions are solely for the benefit of Seller and may be waived only by Seller. Any such waiver or waivers shall be in writing and shall be delivered to Purchaser. Seller shall not act or fail to act for the purpose of permitting or causing any of Seller’s Conditions to fail.

Section 9.02 Conditions to Purchaser’s Obligations. The obligation of Purchaser to make payment of the Purchase Price and other sums provided for herein and to close the transactions contemplated hereby is subject to satisfaction in full of each of the following conditions (“Purchaser’s Conditions”) on or before the Closing Date:

(a) The representations and warranties of Seller shall be true and accurate in all material respects on the Closing Date.

(b) Seller shall have completed all the deliveries required to be made by Seller under Section 7.01 and elsewhere in this Agreement.

(c) The Third Party Consents shall have been obtained.

(d) There shall not then be any pending, or to Purchaser’s Knowledge, threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions referred to herein, or declare illegal, invalid or nonbinding any of the covenants or Obligations of the parties herein.

(e) All parties (other than Tenant and its Affiliates) to the Reaffirmation of Guarantees shall have executed and delivered that document to Purchaser.

(f) Title Company shall be committed to issue the Title Policy to Purchaser subject only to the Permitted Exceptions.

(g) The “Closing” (as defined in the Agreement to Purchase Two Hotels) has occurred.

Purchaser’s Conditions are solely for the benefit of Purchaser and may be waived only by Purchaser. Any such waiver or waivers shall be in writing and shall be delivered to Seller. Purchaser shall not act or fail to act for the purpose of permitting or causing any of Purchaser’s Conditions to fail.

Section 9.03 Remedies. In the event that Purchaser defaults in the obligations under this Agreement and Closing does not occur, Seller shall be entitled to retain the earnest money deposit as liquidated damages in accordance with Section 10. In the event that Seller defaults in its obligations under this Agreement prior to Closing, Purchaser shall be entitled to an order of specific performance to compel Seller to comply with its obligations hereunder and if Purchaser does not obtain such an order or elects not to seek it, Purchaser shall be entitled to reimbursement from Seller for the actual, reasonable third party costs paid to persons or entities not affiliated with the Purchaser or Tenant incurred by Purchaser in connection with negotiation and preparation of this Agreement and Related Agreements, in an amount (when aggregated with amounts payable by Seller pursuant to Section 9.03 of the Agreement to Purchase Two Hotels) not to exceed two hundred thousand dollars ($200,000). IF THE TRANSACTION CLOSES, THE PARTIES’ EXCLUSIVE REMEDIES SHALL BE IN ACCORDANCE WITH ARTICLE

XV. IN NO EVENT SHALL THE DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, MEMBERS, OWNER, OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF EITHER PURCHASER OR SELLER, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE EXCEPT TO THE EXTENT ANY SUCH PERSON OR ENTITY IS OBLIGATED THEREFORE PURSUANT TO THE RELATED AGREEMENTS. THE PRECEDING SENTENCE SHALL SURVIVE THE CLOSING.

Section 9.04 No Extension. Nothing contained in this Agreement shall require Purchaser or Seller to postpone the Closing Date.

ARTICLE X

[RESERVED]

ARTICLE XI

TERMINATION

Section 11.01 Termination. This Agreement may be terminated and the transactions contemplated hereby terminated at any time prior to the Closing Date:

(a) by written agreement of the Seller and the Purchaser;

(b) by either the Purchaser or the Seller if: (i) the Closing Date has not occurred on or before October 31, 2011 (the “Termination Date”)); provided, that the right to terminate this Agreement under this clause 10.1(b) shall not be available to any party whose failure to fulfill any obligation hereunder has been the cause of, or resulted in, the failure of the Closing Date to occur on or before the Termination Date and such action or failure constitutes a material breach of this Agreement; (ii) there shall be a final nonappealable order of a governmental entity in effect preventing consummation of the transactions contemplated hereunder; or (iii) there shall be any law enacted, promulgated or issued or deemed applicable to the transactions contemplated hereunder by any Governmental Entity that would make any such transaction illegal;

(c) by the Purchaser if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Seller provided, that if such breach is curable by the Seller prior to the Termination Date following the Seller’s receipt of written notice from the Purchaser of such breach, it being understood that the Purchaser may not terminate this Agreement pursuant to this Section 10.01(c) if such breach by the Seller is cured within such fifteen (15) day period so that the conditions would then be satisfied; or

(d) by the Seller if it is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Purchaser provided, that if such breach is curable by the Purchaser prior to the Termination Date following the Purchaser’s receipt of written notice from the Seller, it being understood that the Seller may not terminate this Agreement pursuant to this Section 10.01(d) if such breach by the Purchaser is cured within such fifteen (15) day period so that the conditions would then be satisfied.

Section 11.02 Effect of Termination. Any termination of this Agreement under Section 10.01 will be effective immediately upon the delivery of written notice by the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 10.01, this Agreement shall be of no further force or effect, except nothing herein shall relieve any party from liability for any willful breach of this Agreement.

Section 11.03 Effect of Termination of Agreement to Purchase Two Hotels. If the Agreement to Purchase Two Hotels is terminated, this Agreement shall be automatically terminated without any further action of the parties.

ARTICLE XII

ACTIONS AND OPERATIONS PENDING CLOSING

Section 12.01 Actions and Operations Pending Closing. Seller and Purchaser agree that after the date hereof and until the Closing Date:

(a) The Master Lease will remain in full force and effect.

(b) The Sublease will remain in full force and effect.

(c) Seller will not enter into any new material contract or Space Lease or create any Title Defect, or, other than pursuant to, or by virtue of, this Agreement, the Related Agreements or the Third Party Consents, cancel, modify or renew any existing material contract or Space Lease relating to the Seven Sale Properties and Ground Leased Properties, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

(d) Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations or warranties of Seller contained in Section 5.01 not true in any material respect.

(e) Seller will not dispose of any of the Property, except in the ordinary course of business and in accordance with this Agreement or as required under the Master Lease.

(f) Purchaser will not terminate, modify or amend the Sublease or consent to or waive any material action or omission by Subtenant under the Sublease.

ARTICLE XIII

CASUALTIES AND TAKINGS

Section 13.01 Damage or Destruction: Condemnation. In the event of any casualty loss, damage or destruction prior to the Closing, or any condemnation of all or a part of the Real Property, Seller and Purchaser shall remain obligated under this Agreement and all proceeds of Insurance Policies or condemnation awards shall be assigned to Purchaser at Closing, and there shall be no other compensation or reduction in price therefor, provided, however, that the respective rights of the parties to proceeds from the condemnation of the Vancouver Property shall be governed by the terms of the Restated Vancouver Sublease in the event this Transaction closes. Seller and Purchaser express and waive the provisions of California Civil Code Section 1662 and hereby agree that the provisions of this Agreement shall govern the parties’ obligations in the event of any damage or destruction to the Real Property or the taking of all or any of the Real Property.

ARTICLE XIV

COVENANTS AND ACKNOWLEDGEMENTS

Section 14.01 Bulk Sales. Seller and Purchaser agree that no bulk sales filings or notices shall be required as condition to Closing.

Section 14.02 Hart-Scott-Rodino. Seller and Purchaser agree that The Hart-Scott-Rodino Antitrust Improvements Act of 1976, 15 U.S.C. §18(a) et. seq., as amended does not apply to the sale and transactions contemplated in this Agreement.

ARTICLE XV

INDEMNIFICATION

Section 15.01 Seller’s Indemnification. Seller hereby agrees to indemnify, hold harmless and defend Purchaser from and against any and all loss, damage (other than consequential or punitive damages), claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs, incurred by Purchaser by reason of (a) Seller’s breach of any representations or warranties or covenants of Seller contained in this Agreement, and (b) without limiting the generality of the foregoing, Seller’s failure to duly perform and discharge Retained Liabilities or perform the obligations of Seller under Related Documents, provided Seller shall have no duty indemnify Purchaser for any losses arising hereunder until Purchaser has suffered losses by reason of all such breaches (when aggregated with losses under Section 15.01 of the Agreement to Purchase Two Hotels) in excess of Fifty Thousand Dollars ($50,000.00) aggregate deductible (after which point the Seller will be obligated only to indemnify the Purchaser from and against further such losses) or thereafter to the extent the losses (when aggregated with losses under Section 15.01 of the Agreement to Purchase Two Hotels) the Purchaser has suffered by reason of all such breaches up to an aggregate cap equal to Seven Hundred Fifty Thousand Dollars ($750,000.00) (after which point the Seller will have no obligation to indemnify the Purchaser from and against further losses). This indemnity shall terminate and be of no force and effect except with respect to actions brought by Purchaser against Seller for claims made pursuant to Section 15.03) not later than the final day of the Survival Period. The indemnification provided for in this Section 15.01 shall from and after the Closing be the Purchaser’s sole remedy for any matters referred to herein.

Section 15.02 Purchaser’s Indemnification. Purchaser hereby agrees to indemnify, hold harmless and defend Seller from and against any and all loss, damage, claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs incurred by Seller by reason of (a) Purchaser’s breach of any representations, warranties and covenants of Purchaser contained in this Agreement which survive the Closing, and (b) without limiting the generality of the foregoing, Purchaser’s failure to duly perform the obligations of Purchaser under Related Documents, provided Purchaser shall have no duty indemnify Seller for any losses arising hereunder until Seller has suffered losses by reason of all such breaches (when aggregated with losses under the first sentence of Section 15.02 of the Agreement to Purchase Two Hotels) in excess of Fifty Thousand Dollars ($50,000.00) aggregate deductible (after which point the Purchaser will be obligated only to indemnify the Seller from and against further such losses) or thereafter to the extent the losses (when aggregated with losses under the first sentence of Section 15.02 of the Agreement to Purchase Two Hotels) the Seller has suffered by reason of all such breaches up to an aggregate cap equal to Seven Hundred Fifty Thousand Dollars ($750,000.00) (after which point the Purchaser will have no obligation to indemnify the Seller from and against further losses). This indemnity shall terminate and be of no force and effect except with respect to actions brought by Seller for claims made pursuant to Section 15.03 against Purchaser not later than the final day of the Survival Period. The indemnification provided for in this Section 15.02 shall from and after the Closing be the Seller’s sole remedy for any matters referred to in this Section 15.02 except as provided in the following sentence and without limitation of the Restated Vancouver Sublease and Red Lion Guaranty. Notwithstanding the foregoing temporal and monetary limitations, Purchaser hereby agrees to indemnify, hold harmless and defend Seller from and against any and all loss, damage, claim, cost, claims, actions, causes of action, suits, litigation and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs incurred by Seller (collectively, “Property Claims”) by reason of (a) operation, ownership or use of the Sale Properties from and after Closing or (b) any death, injury or damage to persons or property at the Sale Properties from and after the Closing provided, however, that the Property Claims are asserted, instituted or initiated by a Person that is not Seller or an Affiliate of the Seller.

Section 15.03 Third Party Claims. If a claim by a third party is made against either of the indemnified parties, and if either of the indemnified parties intends to seek indemnity with respect thereto under this Article XV, such indemnified party shall promptly notify Purchaser or Seller, as the case may be, of such claim. The indemnifying party shall have thirty (30) days after receipt of the above-mentioned notice to undertake, conduct and control, through counsel of its own choosing (subject to the consent of the indemnified party, such consent not to be unreasonably withheld or delayed) and at its expense, the settlement or defense therefor, and the indemnified party shall cooperate with it in connection therewith; provided that: (a) the indemnifying party shall not thereby permit to exist any lien, encumbrance or other adverse charge upon any asset of any indemnified party; (b) the indemnifying party shall permit the indemnified party to participate in such settlement or defense through counsel chosen by the indemnified party, provided that the fees and expenses of such counsel shall be borne by the indemnified party; and (c) the indemnifying party shall agree promptly to reimburse the indemnified party for the full amount of any loss resulting from such claim and all related expenses incurred by the indemnified party within the limits of this Section 15. So long as the indemnifying party is reasonably contesting any such claim in good faith, the indemnified party shall not pay or settle any such claim. Notwithstanding the foregoing, the indemnified party shall have the right to pay or settle any such claim, provided that in such event they shall waive any right to indemnity therefor by the indemnifying party unless the indemnifying party shall have expressly consented to such payment or settlement. If the indemnifying party does not notify the indemnified party within thirty days after receipt of the indemnified party’s notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the indemnified party shall have the right to contest, settle or compromise the claim in the exercise of its exclusive discretion at the expense of the indemnifying party.

Section 15.04 Survival. The provisions of this Article XV shall survive the Closing.

ARTICLE XVI

NOTICES

Section 16.01 Notices. Except as otherwise provided in this Agreement, all notices, demands, requests, consents, approvals and other communications (herein collectively called “Notices”) required or permitted to be given hereunder, or which are to be given with respect to this Agreement, shall be in writing and shall be personally delivered or sent by overnight express courier, prepaid for next business day morning delivery, addressed to the party to be so notified as follows:

If intended for Seller, to:	RLH Partnership, L.P.
c/o iStar Financial Inc.
One Sansome Street
San Francisco, California 94104
Attention: Erich Stiger

With copies to:

iStar Financial Inc.
1114 Avenue of the Americas
New York, New York 10036
Attention: General Counsel

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661-3693
Attention: Kenneth M. Jacobson

If intended for Purchaser, to:	WHC 809 LLC
W. 201 North River Drive
Spokane, WA 99201
Attention: General Counsel

With copies to:	Davis Wright Tremaine LLP
1201 Third Avenue, Suite 2200
Seattle, WA 98101-3045
Attention: Bruce Bjerke

Notice mailed by regular, registered or certified mail shall not be permitted. Notice personally delivered shall be deemed received when delivered. Notice sent by overnight express courier for next business day morning delivery shall be deemed received by the addressee the next business day after delivery thereof to the overnight courier upon proof of delivery by the overnight express courier. Either party may at any time change the address for notice to such party by mailing a Notice as aforesaid. Counsel may give any notices on behalf of its client.

ARTICLE XVII

ADDITIONAL COVENANTS

Section 17.01 Additional Covenants. In addition, the parties agree as follows:

(a) Expenses. Seller shall be responsible for title insurance premiums for the Title Policy (not to exceed forty three thousand five hundred dollars ($43,500) (“Premium Limit”), and Purchaser shall be responsible for the cost of any endorsements (including extended coverage endorsements) provided herein in excess of the premium for the Title Policy without endorsements and any premium cost in excess of the Premium Limit. Recording fees for the release (or endorsement over) of any Title Defect shall be paid by the Seller and transfer or analogous taxes imposed on the transfer of the Sale Properties shall be allocated as follows: (i) with respect the Sale Properties located in the State of Washington, fifty percent (50%) to Seller and fifty percent (50%) to Purchaser; and (ii) with respect to the remaining Sale Properties, one hundred percent (100%) to Seller. The personal property components of the Property are owned by Tenant so no transfer of title to those assets will result from this transaction and no transfer tax is due. The fees and expenses of Seller’s designated representatives, accountants and attorneys shall be borne by Seller, and the fees and expenses of Purchaser’s designated representatives, accountants and attorneys shall be borne by Purchaser. If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees or charges due to any escrow agent, including, without limitation, any escrow cancellation fees or charges and any fees or charges due to the Title Company for preparation and/or cancellation of the Title Commitment. The Purchaser and Seller will equally divide the escrow closing fee and the New York Style Closing fee of the Title Company.

(b) Brokerage. Seller and Purchaser each hereby represent and warrant to the other that neither has dealt with any broker or finder in connection with the transaction contemplated hereby. Each of Seller and Purchaser hereby agrees to indemnify, defend and hold the other harmless against and from any and all manner of claims, liabilities, loss, damage, attorneys’ fees and expenses, incurred by either party and arising out of, or resulting from, any claim by any broker or finder in contravention of its representation and warranty herein contained.

(c) Access to Records After Closing. Where there is a legitimate purpose or if there is a tax audit, other governmental inquiry, or litigation or prospective litigation to which Seller or Purchaser is, or may become, a party, making necessary Seller’s access to such records of Purchaser or making necessary Purchaser’s access to such records of Seller, each party, as the case may be, will allow representatives of the other party access to such records during regular business hours at such party’s place of business for the sole purpose of obtaining information for use as aforesaid. Each party agrees to indemnify, hold harmless and defend the other party at all times from and after the date of this Agreement, from and against any and all loss, damage, claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs, incurred by either party by reason of the other party’s failure to provide access to the records described above.

(d) Construction. This Agreement shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Purchaser and Seller have contributed substantially and materially to the preparation of this Agreement.

(e) Public Statement. Prior to the Closing, neither party shall make a press release or public statement or announcement concerning this Agreement or the transactions contemplated herein, without the prior written consent of the other party, except as may be required by law. Seller acknowledges that Purchaser’s parent, Red Lion Hotels Corporation, is a publicly traded company and Purchaser acknowledges that Seller’s parent, iStar Financial Inc., is a publicly traded company and this Agreement and any Exhibits thereto may be disclosed and filed in accordance with law as Seller determines in its sole and absolute discretion.

ARTICLE XVIII

MISCELLANEOUS

Section 18.01 Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, and successors and assigns of Seller and Purchaser; provided, however, Purchaser shall not assign Purchaser’s rights and obligations hereunder to any party other than an Affiliate of Purchaser without the prior written consent of Seller, which consent may be withheld by Seller in its sole discretion. Any such assignment in violation of this provision shall be void. If Seller consents to an assignment, the assignment will not be effective against Seller until Purchaser delivers to Seller a fully extended copy of the assignment instrument, which instrument must be satisfactory to Seller in both form and substance and pursuant to which the assignee assumes and agrees to perform for the benefit of Seller the obligations of Purchaser under this Agreement, and pursuant to which the assignee makes the warranties and representations required of Purchaser under this Agreement; provided, however, that no such assignment shall relieve the assignor from primary liability for its obligations under this Agreement.

Section 18.02 Entire Agreement. This Agreement contains all of the covenants, conditions and agreements between the parties and shall supersede all prior correspondence, agreements and understandings, both oral and written.

Section 18.03 Attorney’s Fees. Should either party employ attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for breach of this Agreement, or to enforce any judgment relating to this Agreement and the transaction contemplated hereby, the prevailing party shall be entitled to reasonable attorneys’ fees and court costs.

Section 18.04 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California.

Section 18.05 Further Assurances. Seller or Purchaser shall promptly perform, execute and deliver or cause to be performed, executed and/or delivered at or after Closing any and all acts, deeds and assurances as either party or the Escrow Agent may reasonably require in order to carry out the intent and purpose of this Agreement.

Section 18.06 Amendment. This Agreement cannot be changed, amended, supplemented or terminated orally.

Section 18.07 Counterparts. This Agreement may be executed in one (1) or more counterparts, and all the counterparts shall constitute but one and the same agreement, notwithstanding that all parties hereto are not signatory to the same or original counterpart. This Agreement may be executed and delivered by telecopy, pdf or similar electronic transmittal which shall be deemed an original if sent in accordance with the terms of Section 17.01 regarding Notices.

Section 18.08 Nonwaiver. Unless otherwise expressly provided herein, no waiver by Seller or Purchaser of any provision hereof shall be deemed to have been made if such waiver is made orally. No delay or omission in the exercise of any right or remedy accruing to Seller or Purchaser upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Seller or Purchaser of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other term, covenant or condition. All rights or remedies afforded to Seller or Purchaser hereunder or by law shall be cumulative and not alternative, and the exercise of one right or remedy shall not bar other rights or remedies allowed herein or by law.

Section 18.09 Captions. Paragraph titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extent or describe the scope of this Agreement.

Section 18.10 Exhibits. All Exhibits attached hereto shall be incorporated herein by reference as if set out herein in full.

Section 18.11 Time. Time is of the essence in the performance of this Agreement.

Section 18.12 Recordation. Prior to the Closing Date, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum or affidavit by either party without the prior written consent of the other party.

Section 18.13 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

Section 18.14 Reporting Person. Purchaser and Seller hereby designate First American Title Insurance Company as the “reporting person” pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986, as amended.

Section 18.15 Natural Hazard Disclosure Waiver. Purchaser hereby knowingly, voluntarily and intentionally waives its right to disclosure by Seller of natural hazards found in Natural Hazard Disclosure Act, California Government Code Sections 8589.3, 8589.4, and 51183.5, California Public Resources Code Sections 2621.9, 2694, and 4136, and California Civil Code Sections 1102.6 and 1103.2, and any successor law. This waiver is a material inducement to Seller’s decision to enter into this Agreement and the calculation of the Purchase Price, and Purchaser acknowledges that Seller would not have entered into this Agreement but for this waiver. The terms and provisions of this Section 18.15 shall survive the Closing of this Agreement.

Section 18.16 Disclaimers. Purchaser acknowledges and agrees that the disclaimers and other agreements set forth herein are an integral part of this Agreement and that Seller would not have agreed to sell the Property to Purchaser for the Purchase Price without the disclaimers and other agreements set forth above.

ARTICLE XIX

DISCLAIMERS, RELEASE AND INDEMNITY

Section 19.01 Disclaimers By Seller. Except as expressly set forth in this Agreement (including without limitation Article V), it is understood and agreed that Seller and Seller’s agents or employees have not at any time made and are not now making, and they specifically disclaim, any warranties, representations or guaranties of any kind or character, express or implied, with respect to the Property, including, but not limited to, warranties, representations or guaranties as to (a) matters of title (other than as expressly contained in the deeds), (b) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of hazardous materials in, on, under or in the vicinity of the Property, (c) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (d) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (e) drainage, (f) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (g) the presence of endangered species or any environmentally sensitive or protected areas, (h) zoning or building entitlements to which the Property or any portion thereof may be subject, (i) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (j) usages of adjoining property, (k) access to the Property or any portion thereof, (l) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (m) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (n) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (o) any other matter affecting the stability and integrity of the Property, (p) the potential for further development of the Property, (q) the merchantability of the Property or fitness of the Property for any particular purpose, (r) tax consequences, (s) the ability to obtain consents from the ground lessors of the Ground Leased Properties, or (t) any other matter or thing with respect to the Property.

Section 19.02 Sale “As Is, Where Is”. Purchaser acknowledges and agrees that upon Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Property “AS IS, WHERE IS, WITH ALL FAULTS,” except to the extent expressly provided otherwise in this Agreement and any document executed by Seller and delivered to Purchaser at Closing. Except as expressly set forth in this Agreement, Purchaser has not relied and will not rely on, and Seller has not made and is not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto made or furnished by Seller, or any property manager, real estate broker, agent or third party representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing. Purchaser represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in this Agreement, it is relying solely on its own expertise and that of Purchaser’s consultants in purchasing the Property and shall make an independent verification of the accuracy of any documents and information provided by Seller. Purchaser will conduct such inspections and investigations of the Property as Purchaser deems necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same. Purchaser acknowledges that Seller has afforded Purchaser a full opportunity to conduct such investigations of the Property as Purchaser deemed necessary to satisfy itself as to the condition of the Property and the existence or non-existence or curative action to be taken with respect to any Hazardous Materials on or discharged from the Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement. Upon Closing, Purchaser shall assume the risk that adverse matters, including, but not limited to, adverse physical or construction defects or adverse environmental, health or safety conditions, may not have been revealed by Purchaser’s inspections and investigations. Purchaser hereby represents and warrants to Seller that: (a) Purchaser is represented by legal counsel in connection with the transaction contemplated by this Agreement; and (b) Purchaser is purchasing the Property for business, commercial, investment or other similar purpose and not for use as Purchaser’s residence. Purchaser waives any and all rights or remedies it may have or be entitled to, deriving from disparity in size or from any significant disparate bargaining position in relation to Seller.

Section 19.03 Seller Released from Liability. Purchaser acknowledges that, by virtue of its affiliation with Tenant, it has had ample opportunity to inspect the Property and observe its physical characteristics and existing conditions and the opportunity to conduct such investigation and study on and of the Property and adjacent areas as Purchaser deems necessary, and except as otherwise provided in this Agreement, Purchaser hereby FOREVER RELEASES AND DISCHARGES Seller from all responsibility and liability, including without limitation, liabilities and responsibilities relating to the physical, environmental or legal compliance status of the Property, whether arising before or after the Effective Date, and liabilities under the Comprehensive Environmental Response, Compensation and Liability Act Of 1980 (42 U.S.C. Sections 9601 et seq.), as amended (“CERCLA”), regarding the condition, valuation, salability or utility of the Property, or their suitability for any purpose whatsoever (including, but not limited to, with respect to the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Materials or other materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines, and any structural and geologic conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Materials on, under, adjacent to or otherwise affecting the Property). Purchaser further hereby WAIVES (and by Closing this transaction will be deemed to have WAIVED) any and all objections and complaints (including, but not limited to, federal, state and local statutory and common law based actions, and any private right of action under any federal, state or local laws, regulations or guidelines to which the Property are or may be subject, including, but not limited to, CERCLA) concerning the physical characteristics and any existing conditions of the Property, including, without limitation, the lessor’s obligations under the Lease relating to the physical, environmental or legal compliance status of the Property, whether arising before or after the Effective Date. Purchaser further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental conditions on the Property and the risk that adverse physical characteristics and conditions, including, without limitation, the presence of hazardous materials or other contaminants, may not have been revealed by its investigation.

Section 19.04 Survival. The terms and conditions of this Article XIX shall expressly survive the Closing, not merge with the provisions of any closing documents and shall be deemed to be incorporated into the Deeds.

ARTICLE XX

1031 EXCHANGE

Section 20.01 1031 Exchange. Provided that Purchaser gives Seller reasonable advance notice that Purchaser intends to acquire the Property as part of an exchange transaction meeting the requirements of Section 1031 of the Internal Revenue Code, Seller shall reasonably cooperate with Purchaser in effecting such an exchange transaction, provided that (A) such cooperation shall be at no cost, expense or liability to Seller, (B) notwithstanding any assignment of this Agreement by Purchaser in connection with such exchange or the conveyance of the Property to a party other than Purchaser, Purchaser shall not be released from its obligations under the Agreement and shall remain liable for all of its obligations hereunder, (C) Red Lion Hotels Corporation shall not be released from its obligations under the Red Lion Guaranty, and (D) the completion of such exchange transaction shall not be a condition to Purchaser’s obligation to close timely hereunder.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed, all as of the day and year first above written.

SELLER:

RLH PARTNERSHIP, L.P.

By: Red Lion GP, Inc., a Delaware corporation, its general partner

By:	/s/ Erich Stiger
Name:	Erich Stiger
Title:	Senior Vice President

PURCHASER:

WHC 809, LLC, a Delaware limited liability company

By:	/s/ Thomas L. McKeirnan
Its:	Senior Vice President

LIST OF EXHIBITS:

Exhibit A-1	Seven Sale Properties

Exhibit A-2	Two Sale Properties

Exhibit A-3	Agreement to Purchase Two Hotels

Exhibit B	Ground Leased Properties and Ground Leases

Exhibit C	Hilton Portfolio Properties

Exhibit D	Vancouver Property

Exhibit E	Assignment and Assumption of Leases

Exhibit F	Fourth Amendment to Lease

Exhibit G	Assignment and Assumption of Ground Leases

Exhibit H	Land

Exhibit I	Purchaser Knowledge Parties

Exhibit J	Reaffirmation of Guarantees

Exhibit K	Red Lion Guaranty

Exhibit L	Restated Vancouver Sublease

Exhibit M	Seller Knowledge Parties

Schedule 3.01	Purchase Price Allocation

Exhibit 7.01(a)	Form of Warranty Deeds for the Sale Properties

Exhibit 7.01(b)	Form of Bill of Sale

Exhibit 7.01(c)	Quitclaim Contract Assignment

Exhibit 7.01(h)	FIRPTA Certificate

EXHIBIT A-1

Bend

1415 NE Third Street

Bend, Deschutes County, Oregon 97701

Boise

1800 Fairview Avenue

Boise, Ada County, Idaho 83702

Coos Bay

1313 North Bayshore Drive

Coos Bay, Coos County, Oregon 97420

Longview

510 Kelso Drive

Kelso, Cowlitz County, Washington 98626

Pendleton

304 SE Nye Avenue

Pendleton, Umatilla County, Oregon 97801

Wenatchee

1255 North Wenatchee Avenue

Wenatchee, Chelan County, Washington 98801

Sacramento

1401 Arden Way

Sacramento, Sacramento County, California 95815

EXHIBIT A-2

Missoula

700 West Broadway

Missoula, Missoula County, Montana 59802

Medford

200 North Riverside Avenue

Medford, Jackson County, Oregon 97501

EXHIBIT A-3

AGREEMENT TO PURCHASE TWO HOTELS

THIS AGREEMENT TO PURCHASE TWO HOTELS is made this              day of             , 2011 (the “Effective Date”) by and between RLH PARTNERSHIP, L.P., a Delaware limited partnership (the “Seller”), and RED LION HOTELS HOLDINGS, INC. (formerly known as Red Lion Hotels, Inc. (“Purchaser”).

RECITALS

A. Seller currently leases sixteen (16) hotels (the “Master Lease Hotels”) to a Purchaser, under the term of that certain Lease between Seller as landlord and Purchaser as tenant, dated August 1, 1995 (as amended from time to time, the “Master Lease”).

B. Seller is:

(1) the fee owner of nine (9) of the Master Lease Hotels, Seven (7) of which (listed on Exhibit A-1) it wishes to sell to an affiliate of Purchaser, WHC809, LLC (“WHC”) (the “Seven Sale Properties”); and two (2) of which (listed on Exhibit A-2) it wishes to sell to Purchaser (the “Two Sale Properties” and, together with the Seven Sale Properties, the “Sale Properties”).

(2) the tenant under a real estate lease for one (1) of the Master Lease Hotels and the tenant under a real estate lease for land adjacent to one of the Sale Properties, both of which are listed on Exhibit B (the “Ground Leased Properties”) and both of which it wishes to assign to Purchaser, and in connection with which Seller will sell to Purchaser all of its interests in Property relating to the Ground Leased Properties;

(3) the landlord (or sublandlord) under leases for five (5) of the Master Lease Hotels, which are leased by Seller to Purchaser and subleased by Purchaser, as sublandlord, to Doubletree DTWC Corporation as assigned to HLT Operate DTWC LLC (formerly known as HLT DTWC Corporation) (“Subtenant”), which are listed on Exhibit C (the “Hilton Portfolio Properties”), in which Purchaser wishes to assign its entire interest including its interest as tenant under the Master Lease and its interest as sublandlord under the Sublease (as defined herein) to SFI DT Holdings LLC, a Delaware limited liability company, an Affiliate of Seller (“Sublease Assignee”); and

(4) the tenant under a ground lease from the Port of Vancouver, Washington for the Master Lease Hotel described on Exhibit D, which Seller subleases to Purchaser (the “Vancouver Property”), for which Seller and Purchaser intend to enter into an amended and restated sublease.

C. Seller and Purchaser also wish to enter into an amendment to the Master Lease, which will, among other things, confirm termination of the Master Lease with regard to the Sale Properties and Ground Leased Properties, and split the Master Lease as to the remaining Master

Lease Hotels into a Master Lease with regard to the Vancouver Property in the form of an amended and restated sublease for the Vancouver Property and continue the Master Lease as to the Hilton Portfolio Properties, with Sublease Assignee as the tenant in place of the Purchaser with respect to the Hilton Portfolio Properties.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, Seller and Purchaser agree as follows:

ARTICLE I

DEFINITIONS AND REFERENCES

Section 1.01 Definitions. As used herein, the following terms shall have the respective meanings indicated below:

Affiliate: With respect to a specific entity, any natural person or any firm, corporation, partnership, association, trust or other entity which, directly or indirectly, controls, or is under common control with, the subject entity, and with respect to any specific entity or person, any firm, corporation, partnership, association, trust or other entity which is controlled by the subject entity or person. For purposes hereof, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such entity or the power to veto major policy decision of any such entity, whether through the ownership of voting securities, by contract, or otherwise. For the avoidance of doubt, WHC, Purchaser and Guarantor are Affiliates of each other.

Agreement: This Agreement to Purchase Two Hotels, including the Exhibits attached hereto.

Agreement to Purchase Eight Hotels: The Agreement to Purchase Eight Hotels and Assume Leases in the form attached as Exhibit A-3.

Assignment and Assumption of Leases: The Assignment and Assumption of Leases in the form attached as Exhibit E, to be entered into at Closing between Purchaser and the Sublease Assignee with respect to the Hilton Portfolio Properties.

Assumed Liabilities: As defined in Section 3.02(a).

Bill of Sale: As defined in 7.01(b).

CERCLA: As defined in Section 19.03.

Closing: As defined in Section 6.01.

Closing Date: As defined in Section 6.01.

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Deeds: As defined in Section 7.01(a).

Deed of Trust: Any deed of trust, mortgage, security instrument or other agreement constituting a lien on the Seller’s interest in the Real Property.

Documents: To the extent lawfully assignable without penalty or breach, reproducible copies of all plans, specifications, drawings, blueprints, surveys, environmental reports, soil studies, engineering reports and other documents which Seller has in its possession or control, or has a right to, as the same relate to the Property, including, but not limited to those relating to any prior or ongoing construction or rehabilitation of the Property.

Effective Date: The day and year first above written in the first paragraph of this Agreement prior to the Recitals.

Environmental Law: Any applicable federal, state, foreign, or local law, statute, ordinance, rule, regulation, or rule of common law (now or hereafter in effect), or any binding and enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree, or judgment, relating to (1) the use, generation, treatment, management, storage, transportation or other handling of Hazardous Materials, (2) occupational safety and health, industrial, hygiene, land use or other protection of human, plan or animal health or welfare, and (3) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recover, losses or injuries resulting from the release, threatened release, discharge, disposal or other handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S. C. Section 6901 et seq.), the Clean Air Act (2 U.S.C. Section 7401 et seq.), the Clean Water Act (29 U.S.C. Section 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.),the Federal Insecticide, Fungicide, Rodenticide Act (7 U.S.C. Section 136 et seq.),), the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.),, any analogous present or future federal, state, foreign, or local law, statute or ordinance, and any regulation or rule promulgated thereunder, each as amended or supplemented.

Fixtures and Tangible Personal Property: All interests, if any, the Seller may have in fixtures, furniture, furnishings, fittings, equipment, cars, trucks, machinery, apparatus, signage, appliances, draperies, carpeting, and other articles of tangible personal property now located on the Real Property or exclusively used or usable in connection with the operations or any part of the Real Property, subject to such depletions, resupplies, substitutions and replacements as shall occur and be made in the normal course of business expressly excluding, however: (i) equipment and property leased pursuant to Hotel Contracts; (ii) property owned by Purchaser, WHC or their Affiliates (and those claiming by, through or under any of them); (iii) property owned by third parties furnishing goods or services to the Property; and (iv) Improvements.

Fourth Amendment to Lease: The Fourth Amendment to Lease in the form attached as Exhibit F.

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Ground Leases: The leases listed on Exhibit B.

Ground Lease Assignment: The Assignment and Assumption of Ground Leases in the form attached as Exhibit G.

Ground Leased Properties: The Real Property, if any, leased pursuant to the Ground Leases.

Guaranty of Lease Obligations: The Guaranty of Lease Obligations dated September 15, 1998 among Promus Hotels, Inc., Purchaser and Seller and Guaranty of Lease Obligations dated September 15, 1998 among Promus Hotel Corporation, Purchaser and Seller.

Guarantor: Red Lion Hotels Corporation.

Hazardous Materials: (1) any substance or material defined as or included in the definition of one or more of any of the following: “hazardous materials,” “hazardous waste,” “hazardous substance,” “regulated substance,” “toxic substance,” “pollutant,” “contaminant,” “radioactive material,” or any other similar designation in, or otherwise subject to regulation under an Environmental Law, (2) any oil, petroleum, petroleum fraction or petroleum derived substance, (3) any flammable substance or explosive, (4) asbestos in any form, (5) polychlorinated biphenyls, (6) urea formaldehyde foam insulation, (7) pesticides, and (8) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under any Environmental Law.

Hotel Contracts: To the extent lawfully assignable without penalty or breach, any agreements in the name of the Seller (and all rights of Seller relating thereto) relating solely to the Real Property, including service, maintenance, purchase orders, leases and other contracts or agreements, equipment leases capitalized for accounting purposes, and any amendments thereto, with respect to the ownership, maintenance, operation, provisioning, or equipping of the Real Property, or any of the Property, as well as written warranties and guaranties relating thereto, if any, including, but not limited to, those relating to heating and cooling equipment and/or mechanical equipment, provided they are listed in a schedule to the Assignment and Assumption Agreement.

Indemnity and Reimbursement Agreement. The Indemnity and Reimbursement Agreement (iStar Lease) dated December 31, 2001, by Red Lion Hotels, Inc., West Coast Hospitality Corporation, Doubletree Corporation, Promus Hotels, Inc. and Doubletree DTWC Corporation.

Improvements: The Seller’s interest in the buildings, structures (surface and sub-surface) and other improvements, including such fixtures as shall constitute real property, located on the Land.

Land: The parcels of real estate on which any of the Two Sale Properties are located, as described in Exhibit H.

Legal Requirements: All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and governmental authorities having jurisdiction over the Sale Properties, and the operation thereof.

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Master Lease: As defined in the Recitals.

New York Style Closing: As defined in Section 6.02.

Obligations: All payments required to be made and all representations, warranties, covenants, agreements and commitments required to be performed under the provisions of this Agreement by Seller or Purchaser, as applicable.

Permits: To the extent lawfully assignable without penalty or breach, all interests of the Seller in any licenses, franchises and permits, certificates of occupancy, authorizations and approvals used in or relating to the ownership, occupancy or operation of any part of the Real Property, including, without limitation, those necessary for the sale and on-premises consumption of food, liquor and other alcoholic beverages./

Permitted Exceptions: All of the following: (1) the Space Leases; (2) the Ground Leases, and (3) any liens, encumbrances, restrictions, exceptions and other matters (a) in existence on August 1, 1995, (b) that have been approved by Purchaser and Seller prior to the date hereof, (c) that are approved as matters in accordance with the terms of Article IV to which title to the Real Property may be subject on the Closing Date, (d) that arise out of the act or omission of Purchaser or its Affiliates or those claiming by, through or under Purchaser or its Affiliates, (e) that are the responsibility of Purchaser or its Affiliates under the Master Lease or (f) matters that would be disclosed by a survey of the Real Property.

Personal Property: All of the Property other than the Real Property.

Property: All right, title and interest of Seller in: (i) The Real Property; (ii) the Fixtures and Tangible Personal Property; (iii) Hotel Contracts and Space Leases; (iv) the Permits; and (v) the Documents, provided, however, that Property shall not include the Retained Liabilities.

Purchaser: As defined in the preamble.

Purchaser’s Conditions: As defined in Section 9.02.

Purchaser’s Knowledge and Known to Purchaser: The current actual knowledge of the individuals listed on Exhibit I.

Purchase Price: As defined in Section 3.01.

Reaffirmation of Guarantees: The Reaffirmation of Guarantees in the form attached as Exhibit J.

Real Property: The Land together with the Improvements located on the Land. For the avoidance of doubt, the Real Property does not include the Ground Leased Property or the Seven Sale Properties.

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Red Lion Guaranty: The Guaranty by Guarantor in the form of Exhibit K.

Related Agreements: As defined in Section 2.02.

Restated Vancouver Sublease: The amended and restated sublease of the Vancouver Property in the form of the Restated Vancouver Sublease attached as Exhibit L.

Retained Liabilities: As defined in Section 3.02(b).

Sale Properties: As defined in the Recitals.

Seller: As defined in the preamble.

Seller’s Conditions: As defined in Section 9.01.

Seller’s Knowledge and Known to Seller: The current actual knowledge of the individuals listed on Exhibit M.

Space Leases: All leases, licenses, concessions and other occupancy agreements, and any amendments thereto in effect on the date hereof as described on a schedule to the Assignment and Assumption Agreement, whether or not of record, for the use or occupancy of any portion of the Real Property.

Space Lessee: Any person or entity entitled to occupancy of any portion of the Real Property under a Space Lease.

Sublease: That certain Sublease dated December 31, 2001 between Purchaser and Subtenant relating to the Hilton Portfolio Properties.

Sublease Properties: The property subleased to Subtenant pursuant to the Sublease.

Subtenant: As defined in the recitals.

Termination Date: As defined in Section 10.01(b).

Third Party Consents: As defined in Section 4.02.

Title Clearance Date: The date the Title Commitment is issued.

Title Commitment: As defined in Section 4.01.

Title Company: First American Title Insurance Company, Seattle National Title Office.

Title Defect: A material lien, claim, charge, security interest or encumbrance relating to any of the Real Property other than a Permitted Exception. If the Title Document or a survey discloses any encroachments or defects which do not have a material adverse effect on the Property, such encroachment or defect shall not be considered a Title Defect.

Title Documents: As defined in Section 6.03.

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Title Policy: As defined in Section 6.03(a).

Violation: Any condition with respect to the Property which constitutes a violation of any Legal Requirements.

WHC: As defined in the recitals.

Section 1.02 References. Except as otherwise specifically indicated, all references to Section and Subsection numbers refer to Sections and Subsections of this Agreement, and all references to Exhibits refer to the Exhibits attached hereto. The words “hereby,” “hereof,” “herein,” “hereto,” “hereunder,” “hereinafter,” and words of similar import refer to this Agreement as a whole and not to any particular Section or Subsection hereof. The word “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Agreement. Captions used herein are for convenience only and shall not be used to construe the meaning of any part of this Agreement. Time shall refer to the (standard or daylight savings) time in effect in the State of Washington unless otherwise specified.

ARTICLE II

SALE AND PURCHASE

Section 2.01 Sale and Purchase. Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, the Property on the terms and subject to the conditions of this Agreement.

Section 2.02 Related Agreements. At the Closing of the purchase of the Two Sale Properties, the Purchaser and Seller also agree to execute and deliver the following documents and to obtain the signature of their respective Affiliates (as applicable) to each of them, in order to document the simultaneous closing of the related transactions (the “Related Agreements”):

(a) the Agreement to Purchase Seven Hotels;

(b) the Assignment and Assumption of Leases;

(c) the Restated Vancouver Sublease;

(d) the Fourth Amendment to Lease;

(e) the Ground Lease Assignments;

(f) Reaffirmation of Guarantees; and

(g) Red Lion Guaranty.

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ARTICLE III

PURCHASE PRICE

Section 3.01 Purchase Price; Allocation Thereof. The purchase price (“Purchase Price”) for the Property to be paid by Purchaser to Seller hereunder shall be four million nine hundred ninety-nine thousand dollars ($4,999,000). The Purchase Price for the Property shall be allocated in accordance with the values reasonably attributable to the Land and Improvements as set forth on Schedule 3.01. Such allocation shall be binding on the Seller and Purchaser for all purposes including the reporting of gain or loss and determination of basis for income tax purposes, and each of the parties hereto agrees that it or they will file a statement setting forth such allocation with its or their federal income tax returns and will also file such further information or take such further actions as may be necessary to comply with Treasury Regulations that have been promulgated pursuant to Section 1060 of the Internal Revenue Code of 1986, as amended.

Section 3.02 Assumption of Liabilities; Retained Liabilities.

(a) Except as otherwise provided in (b) from and after the Closing Date, Purchaser shall be responsible for all obligations and liabilities with respect to the Property or operation of the Sale Properties that first arise after the Closing Date (the “Assumed Liabilities”).

(b) Purchaser shall have no liability or obligation for the following (“Retained Liabilities”): (i) federal, state and local income, franchise, or other taxes of Seller except to the extent such items are the responsibility of the Purchaser under the Master Lease as in effect on the date hereof; (ii) any liability the existence of which would constitute a breach of any of Seller’s representations or warranties contained in Article V; and (iii) all liabilities of Seller under the Master Lease that arise prior to or on the Closing Date.

Section 3.03 Indemnity and Reimbursement Agreement. Neither Seller nor Sublease Assignee shall assume or become liable under the Indemnity and Reimbursement Agreement.

ARTICLE IV

TITLE INSURANCE

AND THIRD PARTY CONSENTS

Section 4.01 Title.

(a) The Purchaser and Seller have each approved a title commitment for the Real Property (the “Title Commitment”) issued by the Title Company reflecting title to each parcel of the Real Property.

(b) If after the Title Clearance Date any updates to the Title Commitment disclose a Title Defect caused by or resulting from claims against the Seller, Purchaser shall have the right to make additional title objections within three (3) days after receipt

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of such updated Title Commitment. Any such Title Defect not objected to by Purchaser within such three (3) day period shall also be deemed a Permitted Exception. Seller shall have two (2) business days after receipt of Purchaser’s additional title exception to satisfy (or cause the title insurer to remove or “endorse over”) such Title Defect (but shall be under no affirmative obligation to do so), and if Seller fails to satisfy (or cause the title insurer to remove or “endorse over”) such Title Defect within such two (2) business day period, then, at the option of Purchaser, evidenced by written notice to Seller, Purchaser may: (i) terminate this Agreement and receive a refund of the Earnest Money Deposit whereupon the parties hereto shall have no further rights, obligations or liabilities with respect to each other hereunder; or (ii) elect to close and receive the Property required herein from Seller subject to such Title Defect and without reduction of the Purchase Price. Except as expressly provided herein, If Purchaser fails to exercise any of the two (2) options set forth in this Section 4, Purchaser shall be deemed to have elected to proceed under choice (ii) above.

Section 4.02 Third Party Consents. Purchaser has obtained the consents of the ground lessors for the Ground Leased Properties, on the terms approved by Seller. Purchaser and Seller believe those consents to be the only third party consents required to effectively transfer the Property to Purchaser (the “Third Party Consents”). Purchaser agrees to cause its Affiliate, Red Lion Hotels Corporation, to execute and deliver, on or before the Closing, a guarantee in favor of ground lessor of the applicable Ground Lease in the form attached to the applicable Third Party Consent. Delivery of the Third Party Consents shall be a condition to Closing, in accordance with Section 9.02(c).

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01 Representations and Warranties of Seller. Purchaser currently operates the Real Property, Ground Leased Properties and Vancouver Property under the Master Lease, and accordingly is familiar with the Property and has agreed to accept a limited number of representations and warranties from Seller in this Agreement. Seller hereby represents and warrants the following to Purchaser:

(a) Due Organization, etc. Seller is validly existing and is in good standing in the State of Delaware. This Agreement has been duly authorized by all requisite action on the part of Seller. The execution and delivery of this Agreement, and, subject to obtaining the Third Party Consents, the consummation of the transactions contemplated hereby do not require the consent or approval of any governmental authority, nor, subject to obtaining the Third Party Consents, shall such execution and delivery result in a breach or violation of any Legal Requirement, or, subject to obtaining the Third Party Consents, constitute a default (or an event which with notice and passage of time or both will constitute a default) under any contract or agreement to which Seller is a party or by which it or the Property is bound.

(b) Condemnation. As of the Effective Date, other than the potential condemnation of the Vancouver Property and any other pending condemnation or other

9

proceedings Known to Purchaser, Seller has not received any written notice of any pending condemnation of the Property or other proceedings in eminent domain regarding the Property that Seller has not provided to Purchaser or its Affiliates.

(c) Violations of Law. As of the Effective Date, other than such notices as may be Known to Purchaser, Seller has not received any written notice of any violation of any applicable law or regulation with respect to the Property that Seller has not provided for Purchaser or its Affiliates.

(d) Litigation. As of the Effective Date, other than the potential condemnation of the Vancouver Property and other than any other proceedings Known to Purchaser, Seller has not been served with any filing in any material litigation, arbitration or administrative proceeding with respect to the Property in which Seller, or any Affiliate of Seller is named a party that Seller has not disclosed to Purchaser.

(e) Options. Seller has not granted any option or right of first refusal or first opportunity or right to purchase the Property to any party, other than Purchaser under this Agreement or to Purchaser pursuant to the Master Lease.

(f) Title to Property. Seller’s interest in the Real Property is not subject to the lien of any security interest on Seller’s interest in the Property to secure an obligation of Seller or its Affiliates for money borrowed; (b) the Seller’s interest in Real Property is not subject to the lien of any judgment, tax assessment or other obligation incurred by Seller that is not a Permitted Exception; and (c) the Seller’s interest in Real Property is not subject to any liens created on or after the “Commencement Date” (as defined in the Master Lease) which have been created by or resulted from any acts of the Seller undertaken without the consent of the Purchaser which is not a Permitted Exception.

Except as specifically set forth herein, Seller has not made and does not make or give any warranties or representations.

Section 5.02 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants the following to Seller:

(a) Due Organization, etc. Purchaser, WHC and Guarantor are validly existing and are in good standing in the state of their formation. This Agreement has been duly authorized by all requisite action on the part of Purchaser, WHC and Guarantor. The execution and delivery of this Agreement and the Related Agreements, and the consummation of the transaction contemplated thereby, do not require the consent or approval of any governmental authority, nor shall such execution and delivery result in a breach or violation of any Legal Requirement or, subject to obtaining the Third Party Consents, constitute a default (or any event which with notice and passage of time or both will constitute a default) under any contract or agreement by which Purchaser or an Affiliate of Purchaser is a party or by which it, its Affiliates or the Property is bound.

(b) Condemnation. As of the Effective Date, other than the potential condemnation of the Vancouver Property, and any other pending or other proceedings Known to Seller, Purchaser and its affiliates have not received any written notice of any pending condemnation of the Property or other proceedings in eminent domain regarding the Property that Purchaser has not provided to Seller.

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(c) Options and Sublease. Neither the Purchaser nor any of its Affiliates have granted any option or right of first refusal or first opportunity or right of first refusal to purchase the Purchaser’s interest in the Master Lease or Sublease. Purchaser has provided Purchaser with a true and complete copy of the Sublease. The Sublease and Reimbursement and Indemnity Agreement are the only agreements between Purchaser and Subtenant regarding the premises subleased pursuant to the Sublease and the Purchaser has not entered into any other subleases of the Sublease Property. The Sublease has not been amended, modified or terminated. Purchaser at the Closing will be the tenant under the Master Lease and sublessor under the Sublease free and clear of liens, claims and assignments. Purchaser is not in default under the Sublease and, to Purchaser’s Knowledge, the Subtenant is not in default under the Sublease. Purchaser has not collected rent under the Sublease more than one (1) month in advance.

(d) ERISA. Purchaser and its Affiliates are not an employee benefit plan (a “Plan”) subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), assets of a Plan are not being used to acquire the Property, Purchaser and its Affiliates are not a “party in interest” (as that term is defined in Section 3(14) of ERISA) with respect to any Plan that is an investor in Seller, and Purchaser’s acquisition of the Property will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

(e) Prohibited Persons and Transactions. Neither Purchaser nor any of its Affiliates, is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

Purchaser is not relying on any warranty or representation made by any person acting on Seller’s behalf as to the physical condition, past or future income, expenses or operations of the Property or any other matter or thing affecting or relating to the Property, except as contained in this Agreement.

Section 5.03 Survival. Subject to the temporal and monetary limitations set forth in Article XV, the representations and warranties set forth in this Article V are made as of the Effective Date and are remade as of the Closing Date (unless they specifically relate to the Effective Date) and shall not be deemed to be merged into or waived by the instruments of Closing, but shall survive the Closing for a period of one (1) year (the “Survival Period”), provided, however, Purchaser will not bring a claim against Seller with respect to Section 5.01(f) unless Purchaser makes a claim against the title insurer and the title insurer denies coverage or fails to pay the claim (and Purchaser will not permit the title insurer to be subrogated to

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Purchaser’s rights under this Agreement or any other documents delivered by Purchaser pursuant to this Agreement with respect to Section 5.01(f)). Each party shall have the right to bring an action against the applicable party on the breach of a representation or warranty or covenant made to such party hereunder or in the documents delivered by Seller at the Closing, but only if the party bringing the action for breach first learns of the breach after Closing and brings an action against for breach by the other party not later than final day of the Survival Period. In no event shall any party be liable to any other party for incidental, consequential, or punitive damages as a result of the breach of any or all representations or warranties set forth in this Agreement.

ARTICLE VI

CLOSING MATTERS

Section 6.01 Closing. The closing of the transaction contemplated hereby (the “Closing”) shall take place at the offices of the Title Company not later than 5:00 PM, Seattle, Washington time on the Effective Date (the date of the Closing is sometimes referred to herein as the “Closing Date”).

Section 6.02 New York Style Closing. This transaction shall be closed by means of a so-called “New York Style Closing,” with the concurrent delivery of the documents of title, the Related Agreements, transfer of interests, delivery of the Title Policy and the payment of the Purchase Price.

Section 6.03 Title Commitment and Title Policy.

(a) The Title Commitment shall be the basis for “Title Policy”. The Title Commitment and the Title Policy are sometimes referred to as the “Title Documents”.

(b) Removal of Liens, etc. On the Closing Date, Seller shall pay-off any underlying obligation secured by a deed of trust, mortgage or other security interest securing an obligation of the Seller that is not a Permitted Exception. In addition, if on the Closing Date there shall be any Title Defect which is an obligation to pay money, a portion of the Purchase Price shall be used to satisfy the same, provided Seller shall simultaneously either deliver to Purchaser at Closing instruments, in recordable form, sufficient to satisfy such Title Defect of record, together with the cost of recording or filing said instrument provided, however, in lieu thereof, the Seller may cause the Title Insurer to “endorse over” such Title Defect (and may use and a portion of the Purchase Price to effect such endorsement).

ARTICLE VII

CLOSING DELIVERIES

Section 7.01 Seller’s Deliveries. At Closing, Seller shall deliver, or cause to be delivered to Purchaser, the following, each of which shall be in form and substance acceptable to counsel for Purchaser and executed by Seller:

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(a) Recordable limited warranty deeds for the Real Property in the form attached as Exhibit 7.01(a) from Seller to Purchaser, or its designee, subject only to the Permitted Exceptions (the “Deed”);

(b) Quitclaim Bills of Sale substantially in the form attached hereto as Exhibit 7.01(b) transferring to Purchaser all of Seller’s right, title and interest in and to each and every item of Fixtures and Tangible Personal Property and Documents to be transferred hereunder (subject only to Permitted Exceptions) for each of the Two Sale Properties;

(c) Quitclaim Contract Assignment and Assumption Agreements in the form attached hereto as Exhibit 7.01(c) for each of the Two Sale Properties of all of Seller’s right, title and interest in the Hotel Contracts, Space Leases and Permits;

(d) The Assignment and Assumption of Leases;

(e) The Restated Vancouver Sublease;

(f) Fourth Amendment to Lease;

(g) The Ground Lease Assignments (by delivery to WHC pursuant to the Agreement to Purchase Seven Hotels);

(h) A FIRPTA Certificate in the form attached hereto as Exhibit 7.01(h);

(i) The Red Lion Guaranty;

(j) The Agreement to Purchase Seven Hotels;

(k) If required by the Title Company, such documents, if any, as may be reasonably required by the Title Company, on forms customarily used by the Title Company in order to issue an owner’s policy of title insurance subject only to the Permitted Exceptions in accordance with the requirements for the New York Style Closing except Seller shall not be required to certify or indemnify with regard to any Permitted Exception;

(l) Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of the Seller reasonably satisfactory to the Title Company and Purchaser; and

(m) Cancellations or terminations of any and all deeds of trust, mortgages, or other security instruments of record creating or evidencing a consensual monetary lien or security interest in any of the Property created by Seller or in favor of Seller.

Section 7.02 Purchaser’s Deliveries. At Closing, Purchaser shall deliver, or cause to be delivered to Seller, the following, each of which shall be in form and substance acceptable to counsel for Seller and executed by Purchaser or its affiliate:

(a) The Purchase Price required to be paid pursuant to Section 3.01 hereof;

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(b) The Agreement to Purchase Seven Hotels;

(c) The Assignment and Assumption of Leases;

(d) The Restated Vancouver Sublease;

(e) The Fourth Amendment to Lease;

(f) The Ground Lease Assignments;

(g) The Red Lion Guaranty; and

(h) Evidence of the existence, organization and authority of Purchaser, WHC and Guarantor and of the authority of the persons executing documents on behalf of the Purchaser, WHC and Guarantor reasonably satisfactory to the Title Company and Seller.

Section 7.03 Concurrent Transactions. All documents or other deliveries required to be made by Purchaser or Seller at Closing, and all transactions required to be consummated concurrently with Closing, including the transactions described in the Related Agreements, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by Purchaser, or its designee, and Seller shall have been made, and all concurrent or other transactions shall have been consummated.

Section 7.04 Further Assurances. Seller will cooperate with Purchaser in arranging, at no cost or liability to Seller, for the transfer to Purchaser of any assignable Seller’s interest, if any, in Permits or Hotel Contracts. Seller and Purchaser will, at the Closing, or at any time or from time to time thereafter, upon request of either party, execute such additional instruments, documents or certificates as either party deems reasonably necessary in order to convey, assign and transfer the Property to Purchaser, hereunder.

Section 7.05 Possession. Exclusive possession of the Property shall be delivered at Closing subject only to the Space Lease and the other Permitted Exceptions.

ARTICLE VIII

PRORATIONS

Section 8.01 Rent. The Purchaser shall continue to pay rent due under the Master Lease through the Closing Date and, to the extent not paid as of the Closing Date, will be credited to Seller. Percentage Rent shall be paid as determined in accordance with the Master Lease and prorated for any partial year. The provisions of this section will survive the Closing. No other prorations shall be required. However, to the extent that any security or other deposits are on deposit with the ground lessors under the Ground Leases, Seller shall be entitled to a credit for the amount of such deposit.

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ARTICLE IX

CONDITIONS TO OBLIGATIONS

Section 9.01 Conditions to Seller’s Obligations. The obligation of Seller to close the transaction and deliver the documents and instruments required hereunder shall be subject to satisfaction in full of the following conditions (“Seller’s Conditions”) on or before the Closing Date:

(a) The representations and warranties of Purchaser shall be true and correct in all material respects on the Closing Date.

(b) Purchaser shall have completed all the deliveries and actions required to be made by Purchaser under Section 7.02 and elsewhere in this Agreement.

(c) The Third Party Consents shall have been obtained.

(d) There shall not then be any pending or, to Seller’s Knowledge, threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions referred to herein, or declare illegal, invalid or nonbinding any of the covenants or Obligations of the parties herein.

(e) All parties (other than Seller) to the Reaffirmation of Guarantees shall have executed and delivered that document to Seller.

(f) Purchaser shall have delivered the Red Lion Guaranty.

(g) The Subtenant shall have executed and delivered the Assignment and Assumption of Lease.

(h) Purchaser shall have performed all obligations to be performed by it on or prior to the Closing Date in all material respects.

(i) The “Closing” (as defined in the Agreement to Purchase Seven Hotels) has occurred.

Seller’s Conditions are solely for the benefit of Seller and may be waived only by Seller. Any such waiver or waivers shall be in writing and shall be delivered to Purchaser. Seller shall not act or fail to act for the purpose of permitting or causing any of Seller’s Conditions to fail.

Section 9.02 Conditions to Purchaser’s Obligations. The obligation of Purchaser to make payment of the Purchase Price and other sums provided for herein and to close the transactions contemplated hereby is subject to satisfaction in full of each of the following conditions (“Purchaser’s Conditions”) on or before the Closing Date:

(a) The representations and warranties of Seller shall be true and accurate in all material respects on the Closing Date.

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(b) Seller shall have completed all the deliveries required to be made by Seller under Section 7.01 and elsewhere in this Agreement.

(c) The Third Party Consents shall have been obtained.

(d) There shall not then be any pending, or to Purchaser’s Knowledge, threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions referred to herein, or declare illegal, invalid or nonbinding any of the covenants or Obligations of the parties herein.

(e) All parties (other than Purchaser or its Affiliates) to the Reaffirmation of Guarantees shall have executed and delivered that document to Purchaser.

(f) Title Company shall, be committed to issue the Title Policy to Purchaser subject only to the Permitted Exceptions.

(g) The “Closing” (as defined in the Agreement to Purchase Seven Hotels) has occurred.

Purchaser’s Conditions are solely for the benefit of Purchaser and may be waived only by Purchaser. Any such waiver or waivers shall be in writing and shall be delivered to Seller. Purchaser shall not act or fail to act for the purpose of permitting or causing any of Purchaser’s Conditions to fail.

Section 9.03 Remedies. In the event that Purchaser defaults in the obligations under this Agreement and Closing does not occur, Seller shall be entitled to retain the earnest money deposit as liquidated damages in accordance with Section 10. In the event that Seller defaults in its obligations under this Agreement prior to Closing, Purchaser shall be entitled to an order of specific performance to compel Seller to comply with its obligations hereunder and if Purchaser does not obtain such an order or elects not to seek it, Purchaser shall be entitled to reimbursement from Seller for the actual, reasonable third party costs paid to persons or entities not affiliated with the Purchaser or WHC incurred by Purchaser in connection with negotiation and preparation of this Agreement and Related Agreements, in an amount (when aggregated with amounts payable by Seller pursuant to Section 9.03 of the Agreement to Purchase Seven Hotels) not to exceed two hundred thousand dollars ($200,000). IF THE TRANSACTION CLOSES, THE PARTIES’ EXCLUSIVE REMEDIES SHALL BE IN ACCORDANCE WITH ARTICLE XV. IN NO EVENT SHALL THE DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, MEMBERS, OWNER, OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF EITHER PURCHASER OR SELLER, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE EXCEPT TO THE EXTENT ANY SUCH PERSON OR ENTITY IS OBLIGATED THEREFORE PURSUANT TO THE RELATED AGREEMENTS. THE PRECEDING SENTENCE SHALL SURVIVE THE CLOSING.

Section 9.04 No Extension. Nothing contained in this Agreement shall require Purchaser or Seller to postpone the Closing Date.

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ARTICLE X

[RESERVED]

ARTICLE XI

TERMINATION

Section 11.01 Termination. This Agreement may be terminated and the transactions contemplated hereby terminated at any time prior to the Closing Date:

(a) by written agreement of the Seller and the Purchaser;

(b) by either the Purchaser or the Seller if: (i) the Closing Date has not occurred on or before October 31, 2011 (the “Termination Date”)); provided, that the right to terminate this Agreement under this clause 10.1(b) shall not be available to any party whose failure to fulfill any obligation hereunder has been the cause of, or resulted in, the failure of the Closing Date to occur on or before the Termination Date and such action or failure constitutes a material breach of this Agreement; (ii) there shall be a final nonappealable order of a governmental entity in effect preventing consummation of the transactions contemplated hereunder; or (iii) there shall be any law enacted, promulgated or issued or deemed applicable to the transactions contemplated hereunder by any Governmental Entity that would make any such transaction illegal;

(c) by the Purchaser if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Seller provided, that if such breach is curable by the Seller prior to the Termination Date following the Seller’s receipt of written notice from the Purchaser of such breach, it being understood that the Purchaser may not terminate this Agreement pursuant to this Section 10.01(c) if such breach by the Seller is cured within such fifteen (15) day period so that the conditions would then be satisfied; or

(d) by the Seller if it is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Purchaser provided, that if such breach is curable by the Purchaser prior to the Termination Date following the Purchaser’s receipt of written notice from the Seller, it being understood that the Seller may not terminate this Agreement pursuant to this Section 10.01(d) if such breach by the Purchaser is cured within such fifteen (15) day period so that the conditions would then be satisfied.

Section 11.02 Effect of Termination. Any termination of this Agreement under Section 10.01 will be effective immediately upon the delivery of written notice by the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 10.01, this Agreement shall be of no further force or effect, except nothing herein shall relieve any party from liability for any willful breach of this Agreement.

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Section 11.03 Effect of Termination of Agreement to Purchase Seven Hotels. If the Agreement to Purchase Seven Hotels is terminated, this Agreement shall be automatically terminated without any further action of the parties.

ARTICLE XII

ACTIONS AND OPERATIONS PENDING CLOSING

Section 12.01 Actions and Operations Pending Closing. Seller and Purchaser agree that after the date hereof and until the Closing Date:

(a) The Master Lease will remain in full force and effect.

(b) The Sublease will remain in full force and effect.

(c) Seller will not enter into any new material contract or Space Lease or create any Title Defect, or, other than pursuant to, or by virtue of, this Agreement, the Related Agreements or the Third Party Consents, cancel, modify or renew any existing material contract or Space Lease relating to the Two Sale Properties, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

(d) Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations or warranties of Seller contained in Section 5.01 not true in any material respect.

(e) Seller will not dispose of any of the Property, except in the ordinary course of business and in accordance with this Agreement or as required under the Master Lease.

(f) Purchaser will not terminate, modify or amend the Sublease or consent to or waive any material action or omission by Subtenant under the Sublease.

ARTICLE XIII

CASUALTIES AND TAKINGS

Section 13.01 Damage or Destruction: Condemnation. In the event of any casualty loss, damage or destruction prior to the Closing, or any condemnation of all or a part of the Real Property, Seller and Purchaser shall remain obligated under this Agreement and all proceeds of Insurance Policies or condemnation awards shall be assigned to Purchaser at Closing, and there shall be no other compensation or reduction in price therefor, provided, however, that the respective rights of the parties to proceeds from the condemnation of the Vancouver Property shall be governed by the terms of the Restated Vancouver Sublease in the event this Transaction

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closes. Seller and Purchaser express and waive the provisions of California Civil Code Section 1662 and hereby agree that the provisions of this Agreement shall govern the parties’ obligations in the event of any damage or destruction to the Real Property or the taking of all or any of the Real Property.

ARTICLE XIV

COVENANTS AND ACKNOWLEDGEMENTS

Section 14.01 Bulk Sales. Seller and Purchaser agree that no bulk sales filings or notices shall be required as condition to Closing.

Section 14.02 Hart-Scott-Rodino. Seller and Purchaser agree that The Hart-Scott-Rodino Antitrust Improvements Act of 1976, 15 U.S.C. §18(a) et. seq., as amended does not apply to the sale and transactions contemplated in this Agreement.

ARTICLE XV

INDEMNIFICATION

Section 15.01 Seller’s Indemnification. Seller hereby agrees to indemnify, hold harmless and defend Purchaser from and against any and all loss, damage (other than consequential or punitive damages), claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs, incurred by Purchaser by reason of (a) Seller’s breach of any representations or warranties or covenants of Seller contained in this Agreement, and (b) without limiting the generality of the foregoing, Seller’s failure to duly perform and discharge Retained Liabilities or perform the obligations of Seller under Related Documents, provided Seller shall have no duty indemnify Purchaser for any losses arising hereunder until Purchaser has suffered losses by reason of all such breaches (when aggregated with losses under Section 15.01 of the Agreement to Purchase Seven Hotels) in excess of Fifty Thousand Dollars ($50,000.00) aggregate deductible (after which point the Seller will be obligated only to indemnify the Purchaser from and against further such losses) or thereafter to the extent the losses (when aggregated with losses under Section 15.01 of the Agreement to Purchase Seven Hotels) the Purchaser has suffered by reason of all such breaches up to an aggregate cap equal to Seven Hundred Fifty Thousand Dollars ($750,000.00) (after which point the Seller will have no obligation to indemnify the Purchaser from and against further losses). This indemnity shall terminate and be of no force and effect except with respect to actions brought by Purchaser against Seller for claims made pursuant to Section 15.03) not later than the final day of the Survival Period. The indemnification provided for in this Section 15.01 shall from and after the Closing be the Purchaser’s sole remedy for any matters referred to in this Section 15.01.

Section 15.02 Purchaser’s Indemnification. Purchaser hereby agrees to indemnify, hold harmless and defend Seller from and against any and all loss, damage, claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs incurred by Seller by reason of (a) Purchaser’s breach of any representations, warranties and covenants of Purchaser contained

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in this Agreement which survive the Closing, and (b) without limiting the generality of the foregoing, Purchaser’s failure to duly perform the obligations of Purchaser under Related Documents, provided Purchaser shall have no duty indemnify Seller for any losses arising hereunder until Seller has suffered losses by reason of all such breaches (when aggregated with losses under the first sentence of Section 15.02 of the Agreement to Purchase Seven Hotels) in excess of Fifty Thousand Dollars ($50,000.00) aggregate deductible (after which point the Purchaser will be obligated only to indemnify the Seller from and against further such loses) or thereafter to the extent the losses (when aggregated with losses under the first sentence of Section 15.02 of the Agreement to Purchase Seven Hotels) the Seller has suffered by reason of all such breaches up to an aggregate cap equal to Seven Hundred Fifty Thousand Dollars ($750,000.00) (after which point the Purchaser will have no obligation to indemnify the Seller from and against further losses). This indemnity shall terminate and be of no force and effect except with respect to actions brought by Seller for claims made pursuant to Section 15.03 against Purchaser not later than the final day of the Survival Period. The indemnification provided for in this Section 15.02 shall from and after the Closing be the Seller’s sole remedy for any matters referred to herein except as provided in the following sentence and without limitation of the Restated Vancouver Sublease and Red Lion Guaranty. Notwithstanding the foregoing temporal and monetary limitations, Purchaser hereby agrees to indemnify, hold harmless and defend Seller from and against any and all loss, damage, claim, cost, claims, actions, causes of action, suits, litigation and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs incurred by Seller (collectively, “Property Claims”) by reason of (a) operation, ownership or use of the Sale Properties from and after Closing or (b) any death, injury or damage to persons or property at the Sale Properties from and after the Closing provided, however, that the Property Claims are asserted, instituted or initiated by a Person that is not Seller or an Affiliate of the Seller.

Section 15.03 Third Party Claims. If a claim by a third party is made against either of the indemnified parties, and if either of the indemnified parties intends to seek indemnity with respect thereto under this Article XV, such indemnified party shall promptly notify Purchaser or Seller, as the case may be, of such claim. The indemnifying party shall have thirty (30) days after receipt of the above-mentioned notice to undertake, conduct and control, through counsel of its own choosing (subject to the consent of the indemnified party, such consent not to be unreasonably withheld or delayed) and at its expense, the settlement or defense therefor, and the indemnified party shall cooperate with it in connection therewith; provided that: (a) the indemnifying party shall not thereby permit to exist any lien, encumbrance or other adverse charge upon any asset of any indemnified party; (b) the indemnifying party shall permit the indemnified party to participate in such settlement or defense through counsel chosen by the indemnified party, provided that the fees and expenses of such counsel shall be borne by the indemnified party; and (c) the indemnifying party shall agree promptly to reimburse the indemnified party for the full amount of any loss resulting from such claim and all related expenses incurred by the indemnified party within the limits of this Section 15. So long as the indemnifying party is reasonably contesting any such claim in good faith, the indemnified party shall not pay or settle any such claim. Notwithstanding the foregoing, the indemnified party shall have the right to pay or settle any such claim, provided that in such event they shall waive any right to indemnity therefor by the indemnifying party unless the indemnifying party shall have expressly consented to such payment or settlement. If the indemnifying party does not

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notify the indemnified party within thirty days after receipt of the indemnified party’s notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the indemnified party shall have the right to contest, settle or compromise the claim in the exercise of its exclusive discretion at the expense of the indemnifying party.

Section 15.04 Survival. The provisions of this Article XV shall survive the Closing.

ARTICLE XVI

NOTICES

Section 16.01 Notices. Except as otherwise provided in this Agreement, all notices, demands, requests, consents, approvals and other communications (herein collectively called “Notices”) required or permitted to be given hereunder, or which are to be given with respect to this Agreement, shall be in writing and shall be personally delivered or sent by overnight express courier, prepaid for next business day morning delivery, addressed to the party to be so notified as follows:

If intended for Seller, to:	RLH Partnership, L.P. c/o iStar Financial Inc. One Sansome Street San Francisco, California 94104 Attention: Erich Stiger

With copies to:

iStar Financial Inc. 1114 Avenue of the Americas New York, New York 10036 Attention: General Counsel

Katten Muchin Rosenman LLP 525 West Monroe Street Chicago, IL 60661-3693 Attention: Kenneth M. Jacobson

If intended for Purchaser, to:	Red Lion Hotels Holdings Corporation W. 201 North River Drive Spokane, WA 99201 Attention: General Counsel

With copies to:	Davis Wright Tremaine LLP 1201 Third Avenue, Suite 2200 Seattle, WA 98101-3045 Attention: Bruce Bjerke

Notice mailed by regular, registered or certified mail shall not be permitted. Notice personally delivered shall be deemed received when delivered. Notice sent by overnight express

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courier for next business day morning delivery shall be deemed received by the addressee the next business day after delivery thereof to the overnight courier upon proof of delivery by the overnight express courier. Either party may at any time change the address for notice to such party by mailing a Notice as aforesaid. Counsel may give any notices on behalf of its client.

ARTICLE XVII

ADDITIONAL COVENANTS

Section 17.01 Additional Covenants. In addition, the parties agree as follows:

(a) Expenses. Seller shall be responsible for title insurance premiums for the Title Policy (not to exceed nine thousand five hundred dollars ($9,500) (“Premium Limit”), and Purchaser shall be responsible for the cost of any endorsements (including extended coverage endorsements) provided herein in excess of the premium for the Title Policy without endorsements and any premium cost in excess of the Premium Limit. Recording fees for the release (or endorsement over) of any Title Defect shall be paid by the Seller and transfer or analogous taxes imposed on the transfer of the Sale Properties shall be allocated as follows: (i) with respect the Sale Properties located in the State of Washington, fifty percent (50%) to Seller and fifty percent (50%) to Purchaser; and (ii) with respect to the remaining Sale Properties, one hundred percent (100%) to Seller. The personal property components of the Property are owned by Purchaser so no transfer of title to those assets will result from this transaction and no transfer tax is due. The fees and expenses of Seller’s designated representatives, accountants and attorneys shall be borne by Seller, and the fees and expenses of Purchaser’s designated representatives, accountants and attorneys shall be borne by Purchaser. If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees or charges due to any escrow agent, including, without limitation, any escrow cancellation fees or charges and any fees or charges due to the Title Company for preparation and/or cancellation of the Title Commitment. The Purchaser and Seller shall equally divide the escrow fee and New York Style Closing fee of the Title Company.

(b) Brokerage. Seller and Purchaser each hereby represent and warrant to the other that neither has dealt with any broker or finder in connection with the transaction contemplated hereby. Each of Seller and Purchaser hereby agrees to indemnify, defend and hold the other harmless against and from any and all manner of claims, liabilities, loss, damage, attorneys’ fees and expenses, incurred by either party and arising out of, or resulting from, any claim by any broker or finder in contravention of its representation and warranty herein contained.

(c) Access to Records After Closing. Where there is a legitimate purpose or if there is a tax audit, other governmental inquiry, or litigation or prospective litigation to which Seller or Purchaser is, or may become, a party, making necessary Seller’s access to such records of Purchaser or making necessary Purchaser’s access to such records of Seller, each party, as the case may be, will allow representatives of the other party access to such records during regular business hours at such party’s place of business for the sole purpose of obtaining information for use as aforesaid. Each party agrees to

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indemnify, hold harmless and defend the other party at all times from and after the date of this Agreement, from and against any and all loss, damage, claim, cost and expense and any other liability whatsoever, including, without limitation, reasonable accountants’ and attorneys’ fees, charges and costs, incurred by either party by reason of the other party’s failure to provide access to the records described above.

(d) Construction. This Agreement shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Purchaser and Seller have contributed substantially and materially to the preparation of this Agreement.

(e) Public Statement. Prior to the Closing, neither party shall make a press release or public statement or announcement concerning this Agreement or the transactions contemplated herein, without the prior written consent of the other party, except as may be required by law. Seller acknowledges that Purchaser’s parent, Red Lion Hotels Corporation, is a publicly traded company and Purchaser acknowledges that Seller’s parent, iStar Financial Inc., is a publicly traded company and this Agreement and any Exhibits thereto may be disclosed and filed in accordance with law as Seller determines in its sole and absolute discretion.

ARTICLE XVIII

MISCELLANEOUS

Section 18.01 Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, and successors and assigns of Seller and Purchaser; provided, however, Purchaser shall not assign Purchaser’s rights and obligations hereunder to any party other than an Affiliate of Purchaser without the prior written consent of Seller, which consent may be withheld by Seller in its sole discretion. Any such assignment in violation of this provision shall be void. If Seller consents to an assignment, the assignment will not be effective against Seller until Purchaser delivers to Seller a fully extended copy of the assignment instrument, which instrument must be satisfactory to Seller in both form and substance and pursuant to which the assignee assumes and agrees to perform for the benefit of Seller the obligations of Purchaser under this Agreement, and pursuant to which the assignee makes the warranties and representations required of Purchaser under this Agreement; provided, however, that no such assignment shall relieve the assignor from primary liability for its obligations under this Agreement.

Section 18.02 Entire Agreement. This Agreement contains all of the covenants, conditions and agreements between the parties and shall supersede all prior correspondence, agreements and understandings, both oral and written.

Section 18.03 Attorney’s Fees. Should either party employ attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for breach of this Agreement, or to enforce any judgment relating to this Agreement and the transaction contemplated hereby, the prevailing party shall be entitled to reasonable attorneys’ fees and court costs.

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Section 18.04 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California.

Section 18.05 Further Assurances. Seller or Purchaser shall promptly perform, execute and deliver or cause to be performed, executed and/or delivered at or after Closing any and all acts, deeds and assurances as either party or the Escrow Agent may reasonably require in order to carry out the intent and purpose of this Agreement.

Section 18.06 Amendment. This Agreement cannot be changed, amended, supplemented or terminated orally.

Section 18.07 Counterparts. This Agreement may be executed in one (1) or more counterparts, and all the counterparts shall constitute but one and the same agreement, notwithstanding that all parties hereto are not signatory to the same or original counterpart. This Agreement may be executed and delivered by telecopy, pdf or similar electronic transmittal which shall be deemed an original if sent in accordance with the terms of Section 17.01 regarding Notices.

Section 18.08 Nonwaiver. Unless otherwise expressly provided herein, no waiver by Seller or Purchaser of any provision hereof shall be deemed to have been made if such waiver is made orally. No delay or omission in the exercise of any right or remedy accruing to Seller or Purchaser upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Seller or Purchaser of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other term, covenant or condition. All rights or remedies afforded to Seller or Purchaser hereunder or by law shall be cumulative and not alternative, and the exercise of one right or remedy shall not bar other rights or remedies allowed herein or by law.

Section 18.09 Captions. Paragraph titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extent or describe the scope of this Agreement.

Section 18.10 Exhibits. All Exhibits attached hereto shall be incorporated herein by reference as if set out herein in full.

Section 18.11 Time. Time is of the essence in the performance of this Agreement.

Section 18.12 Recordation. Prior to the Closing Date, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum or affidavit by either party without the prior written consent of the other party.

Section 18.13 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

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Section 18.14 Reporting Person. Purchaser and Seller hereby designate First American Title Insurance Company as the “reporting person” pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986, as amended.

Section 18.15 Natural Hazard Disclosure Waiver. Purchaser hereby knowingly, voluntarily and intentionally waives its right to disclosure by Seller of natural hazards found in Natural Hazard Disclosure Act, California Government Code Sections 8589.3, 8589.4, and 51183.5, California Public Resources Code Sections 2621.9, 2694, and 4136, and California Civil Code Sections 1102.6 and 1103.2, and any successor law. This waiver is a material inducement to Seller’s decision to enter into this Agreement and the calculation of the Purchase Price, and Purchaser acknowledges that Seller would not have entered into this Agreement but for this waiver. The terms and provisions of this Section 18.15 shall survive the Closing of this Agreement.

Section 18.16 Disclaimers. Purchaser acknowledges and agrees that the disclaimers and other agreements set forth herein are an integral part of this Agreement and that Seller would not have agreed to sell the Property to Purchaser for the Purchase Price without the disclaimers and other agreements set forth above.

ARTICLE XIX

DISCLAIMERS, RELEASE AND INDEMNITY

Section 19.01 Disclaimers By Seller. Except as expressly set forth in this Agreement (including without limitation Article V), it is understood and agreed that Seller and Seller’s agents or employees have not at any time made and are not now making, and they specifically disclaim, any warranties, representations or guaranties of any kind or character, express or implied, with respect to the Property, including, but not limited to, warranties, representations or guaranties as to (a) matters of title (other than as expressly contained in the deeds), (b) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of hazardous materials in, on, under or in the vicinity of the Property, (c) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (d) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (e) drainage, (f) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (g) the presence of endangered species or any environmentally sensitive or protected areas, (h) zoning or building entitlements to which the Property or any portion thereof may be subject, (i) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (j) usages of adjoining property, (k) access to the Property or any portion thereof, (l) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity,

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operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (m) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (n) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (o) any other matter affecting the stability and integrity of the Property, (p) the potential for further development of the Property, (q) the merchantability of the Property or fitness of the Property for any particular purpose, (r) tax consequences, (s) the ability to obtain consents from the ground lessors of the Ground Leased Properties, or (t) any other matter or thing with respect to the Property.

Section 19.02 Sale “As Is, Where Is”. Purchaser acknowledges and agrees that upon Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Property “AS IS, WHERE IS, WITH ALL FAULTS,” except to the extent expressly provided otherwise in this Agreement and any document executed by Seller and delivered to Purchaser at Closing. Except as expressly set forth in this Agreement, Purchaser has not relied and will not rely on, and Seller has not made and is not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto made or furnished by Seller, or any property manager, real estate broker, agent or third party representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing. Purchaser represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in this Agreement, it is relying solely on its own expertise and that of Purchaser’s consultants in purchasing the Property and shall make an independent verification of the accuracy of any documents and information provided by Seller. Purchaser will conduct such inspections and investigations of the Property as Purchaser deems necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same. Purchaser acknowledges that Seller has afforded Purchaser a full opportunity to conduct such investigations of the Property as Purchaser deemed necessary to satisfy itself as to the condition of the Property and the existence or non-existence or curative action to be taken with respect to any Hazardous Materials on or discharged from the Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement. Upon Closing, Purchaser shall assume the risk that adverse matters, including, but not limited to, adverse physical or construction defects or adverse environmental, health or safety conditions, may not have been revealed by Purchaser’s inspections and investigations. Purchaser hereby represents and warrants to Seller that: (a) Purchaser is represented by legal counsel in connection with the transaction contemplated by this Agreement; and (b) Purchaser is purchasing the Property for business, commercial, investment or other similar purpose and not for use as Purchaser’s residence. Purchaser waives any and all rights or remedies it may have or be entitled to, deriving from disparity in size or from any significant disparate bargaining position in relation to Seller.

Section 19.03 Seller Released from Liability. Purchaser acknowledges that it has had ample opportunity as tenant under the Master Lease to inspect the Property and observe its physical characteristics and existing conditions and the opportunity to conduct such investigation

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and study on and of the Property and adjacent areas as Purchaser deems necessary, and except as otherwise provided in this Agreement, Purchaser hereby FOREVER RELEASES AND DISCHARGES Seller from all responsibility and liability, including without limitation, liabilities and responsibilities relating to the physical, environmental or legal compliance status of the Property, whether arising before or after the Effective Date, and liabilities under the Comprehensive Environmental Response, Compensation and Liability Act Of 1980 (42 U.S.C. Sections 9601 et seq.), as amended (“CERCLA”), regarding the condition, valuation, salability or utility of the Property, or their suitability for any purpose whatsoever (including, but not limited to, with respect to the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Materials or other materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines, and any structural and geologic conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Materials on, under, adjacent to or otherwise affecting the Property). Purchaser further hereby WAIVES (and by Closing this transaction will be deemed to have WAIVED) any and all objections and complaints (including, but not limited to, federal, state and local statutory and common law based actions, and any private right of action under any federal, state or local laws, regulations or guidelines to which the Property are or may be subject, including, but not limited to, CERCLA) concerning the physical characteristics and any existing conditions of the Property, including, without limitation, the lessor’s obligations under the Lease relating to the physical, environmental or legal compliance status of the Property, whether arising before or after the Effective Date. Purchaser further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental conditions on the Property and the risk that adverse physical characteristics and conditions, including, without limitation, the presence of hazardous materials or other contaminants, may not have been revealed by its investigation.

Section 19.04 Survival. The terms and conditions of this Article XIX shall expressly survive the Closing, not merge with the provisions of any closing documents and shall be deemed to be incorporated into the Deeds.

ARTICLE XX

1031 EXCHANGE

Section 20.01 1031 Exchange. Provided that Purchaser gives Seller reasonable advance notice that Purchaser intends to acquire the Property as part of an exchange transaction meeting the requirements of Section 1031 of the Internal Revenue Code, Seller shall reasonably cooperate with Purchaser in effecting such an exchange transaction, provided that (A) such cooperation shall be at no cost, expense or liability to Seller, (B) notwithstanding any assignment of this Agreement by Purchaser in connection with such exchange or the conveyance of the Property to a party other than Purchaser, Purchaser shall not be released from its obligations under the Agreement and shall remain liable for all of its obligations hereunder, (C) Red Lion Hotels Corporation shall not be released from its obligations under the Red Lion Guaranty, and (D) the completion of such exchange transaction shall not be a condition to Purchaser’s obligation to close timely hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed, all as of the day and year first above written.

SELLER:

RLH PARTNERSHIP, L.P.

By: Red Lion GP, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

PURCHASER:

RED LION HOTELS HOLDINGS, INC, a Delaware corporation

By:
Its:

LIST OF EXHIBITS:

Exhibit A-1	Seven Sale Properties
Exhibit A-2	Two Sale Properties
Exhibit A-3	Agreement to Purchase Eight Hotels
Exhibit B	Ground Leased Properties and Ground Leases
Exhibit C	Hilton Portfolio Properties
Exhibit D	Vancouver Property
Exhibit E	Assignment and Assumption of Leases
Exhibit F	Fourth Amendment to Lease
Exhibit G	Assignment and Assumption of Ground Leases
Exhibit H	Land
Exhibit I	Purchaser Knowledge Parties
Exhibit J	Reaffirmation of Guarantees
Exhibit K	Red Lion Guaranty
Exhibit L	Restated Vancouver Sublease
Exhibit M	Seller Knowledge Parties
Schedule 3.01	Purchase Price Allocation
Exhibit 7.01(a)	Form of Warranty Deeds for the Sale Properties
Exhibit 7.01(b)	Form of Bill of Sale
Exhibit 7.01(c)	Quitclaim Contract Assignment
Exhibit 7.01(h)	FIRPTA Certificate

EXHIBIT B

Eugene

205 Coburg Road

Eugene, Lane County, Oregon 97401

Boise

1800 Fairview Avenue

Boise, Ada County, Idaho 83702

EXHIBIT C

Doubletree Seattle Airport

18740 International Boulevard

Seattle, WA 98188

Hilton Salt Lake City Center

255 South West Temple

Salt Lake City, UT 84101

Doubletree San Diego – Mission Valley

7450 Hazard Center Drive

San Diego, CA 92108

Doubletree Durango

501 Camino Del Rio

Durango, CO 81301

Doubletree Sonoma Wine County

One Doubletree Drive

Rohnert Park, CA 94928

EXHIBIT D

Red Lion Hotel Vancouver at the Quay

100 Columbia Street,

Vancouver, WA 98660

EXHIBIT E

Assignment and Assumption of Leases

This ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is effective as of the          day of                 , 2011 (“Effective Date”), by and between RLH PARTNERSHIP, L.P., a Delaware limited partnership (“Landlord”), RED LION HOTELS HOLDINGS, INC. (previously known as Red Lion Hotels Inc.) a Delaware corporation (“Assignor”), SFI DT HOLDINGS LLC, a Delaware limited liability company (“Assignee”), and Doubletree DWTC Corporation, a Delaware corporation, and as assigned to HLT Operate DTWC LLC, a Delaware limited liability company (formerly known as HLT Operate DTWC Corporation) (“Sublessee”).

For and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment. Assignor hereby assigns, transfers, sets over, conveys and delivers unto Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to (i) that certain Lease dated August 1, 1995 by and between Landlord and Assignor, as amended by a First Amendment, Second Amendment Third Amendment and Fourth Amendment of even date between Landlord and Assignor (the “Master Lease”) insofar as the Master Lease applies to the hotels commonly known as the DoubleTree SeaTac, Hilton Salt Lake City Center, DoubleTree San Diego-Mission Valley, DoubleTree Durango and the DoubleTree Sonoma Wine County (the “Hilton Portfolio Properties”) and legally described on Exhibit A attached hereto and (ii) that certain Sublease Agreement dated December 31, 2001 by and between Assignor and Sublessee pertaining to the Hilton Portfolio Properties (the “Sublease”) and Assignee hereby accepts the foregoing assignment. For the avoidance of doubt, Assignor is not assigning and Assignee is not accepting or assuming the “Indemnity Agreement” (as hereinafter defined).

2. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor relating solely to the Hilton Portfolio Properties which first accrue under the Master Lease and the Sublease from and after the Effective Date and does not assume any such covenants, agreements and obligations accruing prior to the Effective Date.

3. Release of Rights and Obligations. From and after the Effective Date, Assignor shall have no further rights in or obligations to the extent accruing, from and after the Effective Date, under the Sublease but is not released from any of its obligations to Sublessee under the Sublease accruing prior to the Effective Date. Notwithstanding anything contained herein to the contrary, Assignor shall remain responsible for: (a) rent due under the Master Lease for 2011 for the Hilton Portfolio Properties, (b) certain indemnity obligations as provided in Section 5 of that certain Fourth Amendment to Lease between Landlord and Assignor of even date and (c) all obligations of Assignor to Sublessee under the Sublease accruing prior to the Effective Date.

4. Reaffirmation of Guaranties. Assignor and Sublessee hereby acknowledge that (a) the Indemnity and Reimbursement Agreement between Red Lion Hotels, Inc., Red Lion Hotels Corporation (formerly known as West Coast Hospitality Corporation), Double Tree Corporation, Promus Hotels, Inc. and Doubletree DTWC Corporation dated December 31, 2001

(the “Indemnity Agreement”), remains in full force and effect and is not affected by the Assignment. Assignor and Sublessee hereby acknowledge that the Guaranty of Lease Obligations dated September 15, 1998 among Promus Hotels, Inc., Red Lion Hotels, Inc. and Landlord and Guaranty of Lease Obligations dated September 15, 1998 among Promus Hotel Corporation, Red Lion Hotels, Inc. and Landlord (collectively, the “Guarantees”) remain in full force and effect and are not affected by this Assignment. Assignor has provided to Landlord a Reaffirmation of Guarantees, executed by the parties to the Guarantees.

5. Representations and Warranties of Assignor. Assignor hereby represents and warrants that:

(a) The Sublease is in full force and effect and the Assignor is not in breach of the obligations under the Sublease. The Sublease is the only sublease under the Master Lease. Assignor has provided to Assignee a true and complete copy of the Sublease.

(b) Assignor has not assigned any of its rights under the Sublease or Master Lease to anyone which remain in effect. Assignor’s interest in the Master Lease and Sublease is not subject to any lien or security interest granted by Assignor or arising in violation of the Master Lease or judgment, tax assessment or other obligation incurred by Assignor.

6. Representations and Warranties of Sublessee. Sublessee hereby represents and warrants that:

(a) The Sublease has not been modified and is in full force and effect;

(b) “Sublease Base Rent” (as defined in the Sublease) has been paid in full through September 30, 2011 and “Sublease Percentage Rent” (as defined in the Sublease) has not been paid for 2011;

(c) To the Sublessee’s knowledge, Assignor is not in default in the performance or observance of its obligations under the Sublease; and

(d) To the Sublessee’s knowledge, no event has occurred which with the giving of notice or the passage of time, would constitute a default by Assignor under the Sublease.

7. Rent. “Sublease Base Rent” (as defined in the Sublease) shall be prorated as of the date hereof. To the extent Rent for month in which the Effective Date is received by either Assignor or Assignee following the Effective Date, the recipient shall promptly pay to the non-recipient, such non-recipient’s pro rata share of such rent. “Sublease Percentage Rent” (as defined in the Sublease) for year 2011 shall, to the extent paid by Sublessee, be prorated (with a proration adjustment of the Effective Date) between the Assignor and Assignee promptly after Assignee’s or Assignee’s receipt thereof. Sublessee shall make all future payments of rent and other amounts payable under the Sublease to Assignee, as contemplated by Section 14 hereof, and shall have no obligation to see to the proper allocation of any such payments between Assignor and Assignee.

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8. Cooperation; Further Assurance. In the event that Assignor is a party to any contracts, permits or licenses relating to the Hilton Portfolio Properties, Assignor hereby quitclaims all of its rights in them to Assignee and shall cooperate with Assignee to accomplish the transfer of such rights to Assignee. Assignor shall provide Assignee with reasonable access to its books and records relating to the Sublease and Assignee shall be permitted to inspect and retain copies of such books and records. Assignor and Assignee shall promptly perform, execute and deliver or cause to be performed, executed and/or any and all acts, deeds and assurances as either party may reasonably require in order to carry out the intent and purpose of this Assignment.

9. Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties thereto and their respective successors and assigns.

10. Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of California.

11. Execution in Counterparts. This Assignment may be executed in counterparts, each of which shall constitute an original and all of which together shall be deemed a single document.

12. Landlord Consent. By its execution of this Assignment, Landlord consents to the assignment of the Master Lease and Assignor’s interests under the Sublease to Assignee.

13. Continuation of Master Lease. Landlord and Tenant agree and intend that the Master Lease remain in full force and effect. Effective as of the Effective Date, Assignee is the “Sublessor” (as defined in the Sublease).

14. Rent and Notices. It is agreed that from and after the Effective Date:

(a) All Sublease Base Rent, Sublease Percentage Rent and other sums owing from time to time to “Sublessor” (as defined in the Sublease) shall be paid by the wire transfer of good immediately available federal funds to the account designated by the Sublessor from time to time and in the absence of such designation to the following account:

Wire Instructions

JPMorgan Chase

ABA No.: 021000021

Acct. No.: 230-337171

Ref: Hilton

(b) All notices to be given to the Sublessor under the Sublease or to the “Tenant” (as defined in the Master Lease) shall be sent to Assignee at the following address (or such other address as may from time to time be specified pursuant to the Master Lease or Sublease, as applicable):

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SFI DT Holdings LLC

c/o iStar Financial Inc.

One Sansome Street

San Francisco, California 94104

Attention: Asset Management – SFI DT Holdings LLC

Telephone: 415-391-4300

Facsimile: 415-391-6259

with a copy to:

iStar Financial Inc.

1114 Avenue of the Americas

New York, New York 10036

Attention: COO and Legal Department – SFI DT Holdings LLC]

Telephone: 212-930-9400

Facsimile: 212-930-9494

with a copy to:

iStar Financial Inc.

3480 Preston Ridge Road, Suite 575

Alpharetta, Georgia 30005

Attention: Director of Lease Administration – SFI DT Holdings LLC

Telephone: 678-297-0100

Facsimile: 678-297-0101

15. Indemnity. Assignor hereby agrees to defend, indemnify and hold Assignee harmless from and against all liabilities, obligations, claims, damages, penalties and causes of action or judgments of any nature whatsoever to the extent caused by, arising out of or related to any breach of its obligations to Sublessee under the Sublease prior to the Effective Date.

16. Non-recourse. It is agreed that the liability of Landlord under this Assignment is subject to, and limited by, the terms and provisions of Section 22.24 of the Master Lease

17. Recording. The parties agree that this Assignment shall not be recorded in any public records, but that Assignee may record a memorandum in the form attached hereto as Attachment A.

[Signatures are set forth on the following page.]

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The parties hereto have executed this Assignment as of the date first written above.

LANDLORD:	RLH PARTNERSHIP, L.P.

	By:	Red Lion GP, Inc., its sole general partner

By:
Name:
Title:

ASSIGNOR:	RED LION HOTELS HOLDINGS, INC.

By:
Name:
Title:

ASSIGNEE:	SFI DT HOLDINGS LLC, a Delaware limited liability company

By:
Name:
Title:

SUBLESSEE:	HLT OPERATE DTWC LLC, a Delaware limited liability company

By:
Name:
Title:

5

STATE OF	)
) ss.
COUNTY OF	)

On this          day of                     , 2011, before me, a Notary Public in and for the State of                     , personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the                      of RLH PARTNERSHIP, L.P., to be the free and voluntary act and deed of said limited partnership for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of
, residing at
My appointment expires

Print Name

STATE OF	)
) ss.
COUNTY OF	)

On this          day of                     , 2011, before me, a Notary Public in and for the State of                     , personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the                      of RED LION HOTELS HOLDINGS, INC., to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of
, residing at
My appointment expires

Print Name

6

STATE OF	)
) ss.
COUNTY OF	)

On this          day of                     , 2011, before me, a Notary Public in and for the State of                     , personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the                      of                     , to be the free and voluntary act and deed of said [corporation] for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of
, residing at
My appointment expires

Print Name

STATE OF	)
) ss.
COUNTY OF	)

On this          day of                     , 2011, before me, a Notary Public in and for the State of                     , personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the                     of HLT OPERATE DTWC LLC, to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of
, residing at
My appointment expires

Print Name

7

ATTACHMENT A

Memorandum of Lease

EXHIBIT F

FOURTH AMENDMENT TO LEASE

This FOURTH AMENDMENT TO LEASE (this “Amendment”) amends that certain lease between RLH PARTNERSHIP, L.P., a Delaware limited partnership (“Landlord”), and RED LION HOTELS HOLDINGS, INC. (formerly known as Red Lion Hotels Inc.) a Delaware corporation (“Red Lion”) dated August 1, 1995 as amended by a First Amendment, Second Amendment and Third Amendment (the “Lease”), effective                     , 2011 (the “Effective Date”).

WHEREAS, under the terms of the Lease, Landlord initially leased to Red Lion seventeen (17) hotels located in California, Colorado, Idaho, Montana, Oregon, Utah and Washington (the “Hotels”); and

WHEREAS, one of the Hotels which is located in Astoria, Oregon is no longer subject to the Lease, and was removed from the Lease by Agreement dated May 21, 2010; and

WHEREAS, concurrently with the execution and delivery of this Amendment, Red Lion and an Affiliate of Red Lion are purchasing ten (10) of the Hotels which are listed on Exhibit A (the “Sale Properties”) under the terms of an Agreement to Purchase Eight Hotels and Assume Leases between Landlord and Red Lion of even date and an Agreement to Purchase Two Hotels between Landlord and an affiliate of Red Lion of even date (the “Purchase Agreements”); and

WHEREAS, concurrently with the execution and delivery of this Amendment, all of the interests in and obligations of Red Lion with respect to five (5) of the Hotels listed on Exhibit B (the “Hilton Portfolio Properties”) are being assigned to an Affiliate of Landlord under the terms of an Assignment and Assumption of Leases between Red Lion and an affiliate of Landlord (the “Sublease Assignee”) of even date (the “Lease Assignment”); and

WHEREAS, Landlord and Red Lion, concurrently with the execution and delivery of this Amendment, have agreed to enter into an amended and restated sublease for one of the Hotels, which is located in Vancouver, Washington (the “Vancouver Property”) between Landlord and Red Lion of even date herewith (the “Restated Vancouver Sublease”); and

WHEREAS, capitalized terms in this Amendment which are not defined herein shall have the meanings defined in the Lease; and

WHEREAS, Landlord and Red Lion desire to amend the Lease and memorialize certain agreements.

NOW, THEREFORE, Landlord and Red Lion hereby agree as follows:

1. Lease Split and Sale Properties. Effective as of the Effective Date, the Lease shall: (a) terminate in accordance with Section 16.1 of the Lease with respect to the Hotels collectively comprising the Sale Properties, and from and after the Effective Date, Landlord shall not lease the Sale Properties to Red Lion and Red Lion shall not lease the Sale Properties from Landlord; and (b) be split into (i) a restated sublease for the Vancouver Property which shall be amended and restated as contemplated in Section 2, and (ii) a lease for the Hilton Portfolio Properties, which shall be assigned as contemplated by Section 3. The Lease, without giving effect to the terms and provisions of this Amendment, is sometimes referred to herein as the “Pre-Closing Lease.”

2. Vancouver Properties. From and after the Effective Date, the Lease will no longer apply to the Vancouver Property except to the extent amended and restated in the Restated Vancouver Sublease.

3. Lease Assignment. Effective as of the Effective Date, Sublease Assignee shall assume the obligations of Red Lion under the Lease with respect to the Hotels constituting the Hilton Portfolio Properties to the extent accruing from and after the Effective Date under the terms of the Lease Assignment. Effective as of the Effective Date, Red Lion shall no longer be the Tenant under the Lease and Sublease Assignee shall henceforth be the Tenant.

4. Remaining Red Lion Obligations. From and after the Effective Date, it is agreed that except as provided in the Lease Assignment and the Restated Vancouver Sublease, Landlord shall not be entitled to assert any claim against Red Lion arising under or in connection with the Lease except with respect to: (1) rent due for 2011; and (2) Red Lion’s indemnification obligations under Section 5 of this Amendment.

5. Indemnification by Red Lion. In addition to the indemnification rights of Landlord under the Lease Assignment and the Restated Vancouver Sublease, Landlord shall be entitled to the benefit of the following indemnification provisions after the Effective Date with respect to the Hotels, but (1) only with respect to claims asserted against “Indemnified Parties” (as hereinafter defined) by persons or entities that are not Landlord or Affiliates of Landlord; and (2) only if the events, facts, conditions or circumstances upon which the claim is made occurred or existed prior to the Effective Date:

(a) Red Lion shall pay, protect, indemnify, defend, save and hold harmless, Landlord, Landlord’s constituent partners, any ground lessor, and any Affiliate, partner, member, manager, trustee, officer, director, employee, agent or shareholder or other holder of any beneficial interest in any of them (collectively, the “Indemnified Parties” and, individually, an “Indemnified Party”), from and against all liabilities, obligations, claims, damages (including, without limitation, punitive damages), penalties and causes of action or judgments of any nature whatsoever, whether foreseen or unforeseen, howsoever and whensoever caused including, without limitation, if caused prior to the “Commencement Date” (as defined in the Pre-Closing Lease), without regard to the form of action and whether based on strict or statutory liability, gross negligence, negligence (including the negligence of any Indemnified Party) or any other theory of recovery at law or in equity, and all reasonable and documented costs and expenses (including reasonable attorneys’ fees costs of experts, and other legal costs and expenses), imposed upon or incurred or asserted against any of the Indemnified Parties by reason of or in connection with:

i. Any matter pertaining to the leasing, use, non-use, occupancy, operation, management, condition, design, construction, maintenance, repair or restoration of any of the Hotels or on the “Premises” (as defined in the Pre-Closing Lease), or the employment of any persons at the Hotels or on the Hotels in each case whether by Red Lion or otherwise;

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ii. Any casualty in any matter arising from or in connection with any of the Premises or the operations or activities thereon, whether or not Landlord or any Indemnified Party has or should have knowledge or notice of any default or condition causing or contributing to the casualty;

iii. Any violation by Red Lion (or any employees, agents, invitees, guests, sublessees, concessionaires, or licensees of Red Lion) of any provision of the Lease, any contract or agreement to which Red Lion (or any sublessee, concessionaire, or licensee of Red Lion) is a party, any violation or alleged violation of any “Legal Requirement” (as defined in the Pre-Closing Lease) (including anti-discrimination laws) or any “Insurance Requirement” (as defined in the Pre-Closing Lease); and

iv. Any contest undertaking by or on behalf of Red Lion with respect to any Legal Requirement, insurance requirement, tax imposition or otherwise, regardless of whether the same is permitted pursuant to the terms hereof, except in each case to the extent the same directly result from the gross negligence or willful misconduct by an Indemnified Party.

(b) Red Lion shall pay, protect, indemnify, defend, save and hold harmless the Indemnified Parties and each of them, from and against all liabilities, obligations, claims (including, without limitation, claims by third parties alleging violation of or liability under any “Environmental Law” (as defined in the Pre-Closing Lease)), damages (including, without limitation, punitive damages and damages to nature resources), penalties and causes of action or judgments of any nature whatsoever, both foreseen and unforeseen, howsoever and whensoever caused including, without limitation, if caused prior to the Commencement Date, without regard to the form of action and whether based on strict or statutory liability, gross negligence, negligence (including the negligence of any Indemnified Party or their agents), or any other theory of recovery at law or in equity, and all reasonable and documented costs and expenses (including reasonable attorneys’ fees, costs of experts, and other legal costs and expenses), imposed upon or incurred by or asserted against any of the Indemnified Parties by reason of or in connection with:

i. Red Lion’s failure to perform its duties and obligations as set forth in Article XII of the Pre-Closing Lease.

ii. All claims asserted by any third party for personal or bodily injury or death where such claims allege injury or damages as a result of exposure, that occurred prior to or during the term, to “Hazardous Material” (as defined in the Pre-Closing Lease) that existed at or were located in, on, or under, or were released from, the Hotels and/or any portion of the Premises at any time prior to or during the “Term” (as defined in the Pre-Closing Lease); provided, however, that this indemnity shall not cover claims arising by reason of the gross negligence or willful misconduct of Landlord and its agents, or of an Indemnified Party and its agents; and

iii. The violation of any Environmental Law occurring at any time prior to the Effective Date at or in connection with the leasing, use, non-use, occupancy, management or operation of any of the Hotels and/or any portion of the Premises; the discharge, disposal or release of any Hazardous Materials at any time prior to the Commencement Date in, on, under, at or from, or in connection with the leasing, use, non-use, occupancy, management or operation of, any of the Hotels and/or any portion of the Premises; or the presence of any Hazardous Materials at any time prior to the Commencement Date in, on, under or at any of the Hotels and/or any portion of the Premises, including without limitation, any off-site migration onto any of the Hotels and/or any portion of the Premises.

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6. Defense of Indemnified Parties. Promptly after receipt by an Indemnified Party of notice of the commencement or assertion against it of any claim, action, or proceeding covered under Section 5, such Indemnified Party shall, if a claim in respect thereof is to be made against Red Lion under this Section 6, notify Red Lion thereof; but the omission so to notify Red Lion shall not relieve Red Lion from any liability which it may have to such Indemnified Party under this Section 6, except to the extent that Red Lion shall have been prejudiced by such failure. Provided that representation by counsel selected by Red Lion will not, in Indemnified Party’s reasonable judgment (which judgment may be based on, without limitation, due consideration of any obligations such Indemnified party may have to indemnify other parties in connection with the same matter, including requirements as to right of contest, time to indemnification and undertaking of defense of such other parties), prejudice Indemnified Party in any manner, Red Lion, at its sole cost and expense, shall have the right by counsel reasonably satisfactory to the indemnified Party, to contest, resist and defend any claim, action or proceeding with respect to which it shall have received the Notice described in the preceding sentence; provided, however, that Red Lion may not compromise or otherwise dispose of the same without the prior written approval of the Indemnified Party, such approval not to be unreasonably withheld, conditioned, or delayed so long as the Indemnified Party receives a full release with respect to the claim, action or proceeding. If in Indemnified Party’s judgment, representation by counsel selected by Red Lion will prejudice Indemnified Party in any manner, such Indemnified party shall have the right to retain its own counsel and defend such action. If Red Lion shall have assumed responsibility for such contest and defense, Red Lion shall not be obligated to pay any attorneys’ fees or other legal costs incurred by or on behalf of the Indemnified Party. Notwithstanding the foregoing, each Indemnified Party shall, at Red Lion’s request and expense, cooperate with Red Lion, at no cost or expense to the Indemnified party, in the defense of any such claim, action or proceeding.

7. Successors and Assigns. This Amendment shall be binding upon the heirs, executors, administrators, and successors and assigns of Landlord and Red Lion; provided, however, Red Lion shall not assign Red Lion’s rights and obligations hereunder. Any such assignment in violation of this provision shall be void.

8. Further Assurances. Landlord and Red Lion shall promptly perform, execute and deliver or cause to be performed, executed and/or delivered at or after the Effective Date any and all acts, deeds and assurances as either party may reasonably require in order to carry out the intent and purpose of this Amendment.

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9. Amendment. This Amendment cannot be changed, amended, supplemented or terminated orally.

10. Counterparts. This Amendment may be executed in one (1) or more counterparts, and all the counterparts shall constitute but one and the same agreement, notwithstanding that all parties hereto are not signatory to the same or original counterpart. This Amendment may be executed and delivered by telecopy, pdf or similar electronic transmittal.

11. Nonwaiver. Unless otherwise expressly provided herein, no waiver by Landlord or Red Lion of any provision hereof shall be deemed to have been made if such waiver is made orally. No delay or omission in the exercise of any right or remedy accruing to Landlord or Red Lion upon any breach under this Amendment shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Landlord or Red Lion of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other term, covenant or condition. All rights or remedies afforded to Landlord or Red Lion hereunder or by law shall be cumulative and not alternative, and the exercise of one right or remedy shall not bar other rights or remedies allowed herein or by law. Landlord executes and delivers this Amendment in its own capacity and in its capacity as Landlord. Red Lion executes and delivers this Amendment in its own capacity and in its capacity as Tenant.

12. Captions. Paragraph titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extent or describe the scope of this Amendment.

13. Estoppel. Red Lion certifies that it has no knowledge of any defaults by Landlord under the Lease and Landlord certifies that it has no knowledge of any default by Red Lion under the Lease except (a) Landlord’s assertion that Red Lion failed to provide all of the required insurance in respect of the Hotel located in Sacramento, California (“Insurance Default”) and (b) failure to maintain all of the Hotels in accordance with requirements of the Lease (“Maintenance Defaults,” and, together with the “Insurance Default,” the “Lease Defaults”), but, without waiving rights to indemnification under Section 5 of this Amendment or the provisions the Restated Vancouver Lease or any other of Red Lion’s obligations under the Restated Vancouver Sublease, Landlord waives the Lease Defaults,

14. Purchase Agreements. Nothing contained in this Assignment modifies the rights and obligations of the parties to the Purchase Agreements pursuant to Article XV of each of the Purchase Agreements.

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15. Non-recourse. The liability of Landlord under this Amendment is subject to, and limited by, the terms and provisions of Section 22.24 of the Lease.

LANDLORD:	RLH PARTNERSHIP, L.P., a Delaware limited partnership

	By:	RED LION GP, INC., a Delaware corporation, its general partner

By:
Name:
Its:

RED LION:	RED LION HOTELS HOLDINGS, INC., a Delaware corporation (f/k/a Red Lion Hotels Inc.)

By:
Name:
Title:

6

Exhibit A

Bend

1415 NE Third Street

Bend, Deschutes County, Oregon 97701

Boise

1800 Fairview Avenue

Boise, Ada County, Idaho 83702

Coos Bay

1313 North Bayshore Drive

Coos Bay, Coos County, Oregon 97420

Longview

510 Kelso Drive

Kelso, Cowlitz County, Washington 98626

Pendleton

304 SE Nye Avenue

Pendleton, Umatilla County, Oregon 97801

Wenatchee

1255 North Wenatchee Avenue

Wenatchee, Chelan County, Washington 98801

Sacramento

1401 Arden Way

Sacramento, Sacramento County, California 95815

Missoula

700 West Broadway

Missoula, Missoula County, Montana 59802

Medford

200 North Riverside Avenue

Medford, Jackson County, Oregon 97501

Eugene

205 Coburg Road

Eugene, Lane County, Oregon 97401

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Exhibit B

Doubletree Seattle Airport

18740 International Boulevard

Seattle, WA 98188

Hilton Salt Lake City Center

255 South West Temple

Salt Lake City, UT 84101

Doubletree San Diego â Mission Valley

7450 Hazard Center Drive

San Diego, CA 92108

Doubletree Durango

501 Camino Del Rio

Durango, CO 81301

Doubletree Sonoma Wine County

One Doubletree Drive

Rohnert Park, CA 9492

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EXHIBIT G

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement, dated as of                  , 2011 (the “Agreement”), is by and between RLH Partnership, L.P., a Delaware limited partnership (“RLH Partnership”) and WHC809, LLC, a Delaware limited liability company (“Purchaser”). Capitalized terms not defined herein shall have the meaning assigned to them in the Lease (as defined below).

RECITALS

A. WHEREAS, by unrecorded Lease dated March 1, 1963 (the “Lease”) between William G. Hewitt, a married man, and Pearle Hewitt, a single person, Lessors, and John Green and Beverley Green, husband and wife, Lessees, Lessors leased to Lessees certain real property described in the Lease. The real property, including its present improvements to which the Lease now applies is described in Exhibit A attached hereto and is hereinafter referred to as “Eugene.” A Memorandum of the Lease was recorded April 9, 1965 as Reception No. 98820, Deed Records of Lane County, Oregon. The Lessees’ interest in the Lease was assigned by Assignment of Lease dated November 18, 1964 and then acquired by RLA Holding Company, Inc. by merger. The Lease was modified by Lease as Modified dated April 10, 1965, Supplement to Lease as Modified dated October, 1968, Second Supplement to Lease as Modified dated June 26, 1970, Third Supplement to Lease as Modified dated March 1, 1983, Fourth Supplement to Lease as Modified dated December 14, 1983; Fifth Supplement to Lease as Modified dated November 13, 1984; and Sixth Supplement to Lease as Modified dated December 1, 1987. The Lessees’ interest in the Lease was assigned to Red Lion, a California limited partnership, by Assignment of Lease dated December 23, 1987 and recorded in Lane County Official Records on December 23, 1987 as Reception No. 8755362 and by Consent dated December 9, 1987, William G. Hewitt, Trustee, as successor in interest to William G. Hewitt and Pearle A. Hewitt consented to the Assignment. By Letter Agreement dated December 11, 1992, the parties agreed upon rental to be paid for the period ending February 28, 1998. By Assignment and Assumption Agreement dated August 1, 1995 and recorded in Lane County Official Records on August 2, 1995 under Recorder’s Reception No. 9542405, Red Lion assigned its interest in and to the Lease to RLH Partnership, L.P., a Delaware limited partnership (“RLH Partnership”), which document was recorded in Lane County Official Records on August 2, 1995 under Reception No. 9542405. By Guaranty of Lease dated as of August 1, 1995, Red Lion Hotels, Inc., a Delaware corporation, unconditionally and irrevocably guaranteed the prompt payment by RLH Partnership, L.P. of all rental and other sums payable by Lessee under the terms of the Lease and the faithful and punctual performance of all other terms, covenants and conditions of the Lease to be kept and performed by the Lessee. By Consent and Acknowledgment dated July 11, 1995, William G. Hewitt, Trustee, consented to the Assignment and Assumption. By Sixth Supplement to Lease (misnumbered) dated October 31, 1997, William G. Hewitt, Trustee as Lessor and the Lessee entered into agreement for the payment of rent as reflected therein. By Assignment of Lease Agreement dated effective January 1, 1999 William G. Hewitt, Trustee of the Hewitt-Murphy Trust, William G. Hewitt and Pearle Hewitt Murphy assigned to Thunderbird Properties, LLC, an Oregon Limited Liability Company (“Lessor”), all of Lessor’s interest in the Lease as defined therein. By Oregon Statutory Warranty Deeds Dated December 22, 1998 and recorded

January 4, 1999, at Reception Number 99000396, the assignors named in the preceding sentence conveyed all right, title and interest of the grantors in the Property to Thunderbird Properties, LLC. By Seventh Supplement to Lease as Modified dated November 1, 2002, the parties agreed upon rent for the period beginning March 1, 2003 and ending February 29, 2008. The Lease was subsequently modified by the Eighth Supplement to Lease as Modified, dated November 14, 2007. The foregoing are herein collectively referred to as the “Lease.”

B. WHEREAS, Margaret J. Hewett, the Manager of Thunderbird Properties, LLC, is authorized to act on behalf of Lessor.

C. WHEREAS, Eugene is subleased by RLH Partnership to Red Lion Hotels Holdings, Inc., a Delaware corporation (formerly known as Red Lion Hotels, Inc.) (“Holdings”).

D. WHEREAS, RLH Partnership intends to assign, transfer and convey to Purchaser, which is an affiliate of Holdings, all of its interests, rights, duties and obligations under the Lease and Purchaser intends to assume all of RLH Partnership’s interests, rights, duties and obligations under the Lease in each case, pursuant to this Agreement.

NOW, THEREFORE, in consideration of completion of an IRC 1031 Tax-Deferred Exchange by Purchaser and other mutual covenants and promises set forth herein, and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignment. RLH Partnership hereby assigns, grants, conveys and transfers to Purchaser all of RLH Partnership’s interests, rights, duties and obligations under the Lease as if Purchaser was originally named as lessee under the Lease.

2. Assumption. Purchaser hereby assumes all of RLH Partnership’s interests, rights, duties and obligations under the Lease, as if Purchaser originally was named as lessee under the Lease.

3. Release. Purchaser acknowledges that upon execution of this Agreement, RLH Partnership, and the current and any successor general or limited partners of RLH Partnership shall be released from any and all duties and obligations under the Lease and shall have no personal liability for the performance of any of the obligations assumed by Holdings pursuant to this Agreement.

4. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of Purchaser and its successors and assigns.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.

PURCHASER:

WHC809, LLC, a Delaware limited liability company

By:
Name:
Title:

STATE OF	)
	)	ss
COUNTY OF	)

On                                     , 2011 before me,                                      personally appeared                                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity and that by their signatures on the instrument these persons, or the entity upon behalf of which these persons acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public, in and for the state

of

Residing at

My Appointment Expires:

(print name)

[RLH Partnership Signature Page to Follow]

RLH PARTNERSHIP:

RLH Partnership, L.P., a Delaware limited partnership

By:	Red Lion G.P., Inc., a Delaware corporation general partner

By:

Name:
Title:

STATE OF	)
	)	ss
COUNTY OF	)

On                         , 2011 before me,                                                   personally appeared                                                      , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity and that by their signatures on the instrument these persons, or the entity upon behalf of which these persons acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public, in and for the state
of , Residing at

My Appointment Expires:

(print name)

Exhibit A

Legal Description

A parcel of land lying within Section 29, Township 17 South, Range 3 West of the Willamette Meridian, in Lane County, Oregon: Beginning at the concrete monument designated as Station “A” in County Survey Number 1781, said survey being filed in Volume 5, Page 41 of County Surveys for Lane County, Oregon, said Station “A” being East 13.34 chains of the Southeast corner of the Charles W. Young Donation Lane Claim No. 53, Township 17 South, Range 3 West of the Willamette Meridian, according to said survey; thence South 0°10’20” East, 957.88 feet along the West line of said survey to the North line of the Eugene-Springfield Highway; thence North 77°37’30” West, 620.02 feet along the North line of said highway; thence North 1°31’ West 68.07 feet along the North line of said highway to a point on the Southeasterly line of Coburg Road; thence North 55°29’21” East 340.90 feet along the Southeasterly line of Coburg Road to a point; thence South 35°03’40” East 205.36 feet; thence North 35°03’40” West 4.31 feet; thence North 48°03’290” East 50.29 feet to the TRUE POINT OF BEGINNING, all in the City of Eugene, Lane County, Oregon.

ALSO: Beginning at a point on the Easterly right of way line of County Road No. 431, said point being 1142.75 feet North and 181.36 feet West of the Southwest corner of County Survey No. 1781 in Section 29, Township 17 South, Range 3 West of the Willamette Meridian; running thence South 34°32’ East 204.26 feet to the true point of beginning; thence South 55°28’ West 180 feet; thence South 34°32’ East 30 feet; thence North 55°28’ East 180 feet; thence North 34°32’ West 30 feet to the true point of beginning, in Lane County, Oregon.

EXHIBIT H

Legal Description of Seven Sale Properties

and Ground Leased Properties

Bend-North, Oregon

EXHIBIT A

PROPERTY DESCRIPTION

(Property: Bend-North, OR)

Lots 1 through 12 in Block 3 of WIESTORIA, City of Bend, Deschutes County, Oregon. TOGETHER WITH that portion of a vacated alley which inured thereto upon the vacation thereof, by ordinance NO-850, recorded July 8, 1971 in Book 176 Page 956 of Deschutes County Deed Records.

NOTE: Property address is: 1415 NE 3rd Street, Bend, OR 97701

Boise Downtowner

Idaho

EXHIBIT A

PROPERTY DESCRIPTION

(Property: Boise, ID)

The land is situated in the State of Idaho, County of Ada, and is described as follows:

PARCEL A:

PARCEL I:

All of Lots 1 and 2 in Block 40 and all of Block 41 of FAIRVIEW ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records of Ada County, Idaho, and all of Block 40-A CITIZENS RIGHT-OF-WAY, according to the official plat thereof, filed in Block 7 of Plats at Page 341, and a portion of Lots 1 and 2 in Block 10 and all of Lots 11, 12, 13 and 14 in Block 9 of McCARTY’S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records, and the vacated streets and alley included within the boundaries thereof, more particularly described as follows:

Beginning at the intersection of the Easterly boundary of 22nd Street and Northerly boundary of Fairview Avenue, being the Southwest corner of Block 41 of FAIRVIEW ADDITION, said point being THE TRUE POINT OF BEGINNING; thence

North 0°00’00” East 350.16 feet along the Easterly boundary of said 22nd street to a point on the Southerly boundary of Main Street; thence

North 89°59’20” East 157.99(8) feet along the said Southerly boundary of Main Street to a point; thence

South 89°50’40” East 157.98(151.50) feet along the said Southerly boundary of Main Street to a point; thence

South 54°50’40” East 57.50 feet along the said Southerly boundary of Main Street to a point; thence

South 1°57’20” West 192.00 feet to a point, said point being the Southeast corner of said Lot 14 in Block 9 of said McCARTY’S SECOND ADDITION; thence

North 88°02’40” West 230.08 feet to a point; thence

South 2°53’20” West 136.32 feet to a point on the Northerly boundary of said Fairview Avenue; thence

North 88°13’50” West 113.20 feet along the said Northerly boundary of said Fairview Avenue to the POINT OF BEGINNING.

PARCEL II:

Lots 9 and 10 in Block 9 of McCARTY’S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records.

EXCEPT THEREFROM that portion of said Lot 10, more particularly described as follows:

Commencing at the Northwest corner of said Lot 10, said point being the TRUE POINT OF BEGINNING; thence

South 88°02’40” East 20.00 feet along the Northerly boundary of said Lot 10 to a point; thence

South 46°57’20” West 28.28 feet to a point on the Westerly boundary of said Lot 10; thence

North 1°57‘20” East 20.00 feet along the said Westerly boundary of said Lot 10 to the POINT OF BEGINNING.

ALSO EXCEPT a parcel of land for public right-of-way being a portion of Lots 9 and 10 of Block 9 of McCARTY’S SECOND ADDITION, a subdivision according to the official plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, and more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block 40 of FAIRVIEW ADDITION, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence

South 0°00’00” West 350.16 feet along the Westerly boundaries of said Lot 2 of Block 40 of FAIRVIEW ADDITION, Block 40-A CITIZEN’S RIGHT-OF-WAY, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said FAIRVIEW ADDITION, which is also the Easterly right-of-way line 22nd Street, to a point marking, the Southwest corner of the said Block 41 of FAIRVIEW ADDITION; thence

South 88°13’50” East 190.58 feet along the Southerly boundary of the said Block 41 of FAIRVIEW ADDITION, Block 40-A of Citizens Right-of-Way, the adjacent alley to the said Lot 10 of Block 9, McCARTY’S SECOND ADDITION, all of Lot 10 and a portion of Lot 9 of Block 9 of McCARTY’S SECOND ADDITION, which is also the Northerly right-of-way line of Fairview Avenue, to a point, also said point being the REAL POINT OF BEGINNING; thence continuing

South 88°13’50” East 30.0 feat along the said Southerly boundaries of Lots 10 and 9 of Block 9 of McCARTY’S SECOND ADDITION to a point; thence

North 1°57’20” East 99.95 feet along a line 25.00 feet Westerly of and parallel with the Easterly boundary of the said Lot 9 of Block 9 of McCARTY’S second ADDITION to a iron pin; thence

North 46°57’20” East 28.28 feet to an iron pin on the Northerly boundary line of the said Lot 9 of Block 9 of McCARTY’S SECOND ADDITION; thence

North 88°02’40” West 50.00 feet along the said Northerly boundary of Lot 9 and the Northerly boundary of the said Lot 10 of Block 9 of McCARTY’S SECOND ADDITION to a iron pin; thence

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South 1°57’20” West 120.05 feet along line 5.00 feet Westerly of and parallel with Easterly boundary of the said Lot 10 of Block 9 of McCARTY’S SECOND ADDITION to THE REAL POINT OF BEGINNING.

PARCEL III:

The East 150 feet of Lot 1 in Block 38 and all of Block 39 of FAIRVIEW ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 73 and the East 150 feet of Block 38-A of CITIZEN’S RIGHT-OF-WAY, according to the official plat thereof, filed in Book 7 of Plats at Page 341, Official Records, of Ada County, Idaho.

PARCEL IV:

Lots 15 and 16 of Block 9 of McCARTY’S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho and that portion of 18th Street, now vacated, described as follows:

Beginning at the Northeast corner of said Lot 16; thence West 100 feet; thence

North 69.88 feet; thence

Southeast 119.28 feet; thence

South 4.86 feet to THE POINT OF BEGINNING.

PARCEL V:

A parcel of land being all of the alley lying Westerly of and adjacent with the Westerly boundary of Lot 10 of Block 9 and a portion of the 16.00 foot alley lying Northerly of and adjacent with said Lot 10 of Block 9 of McCARTY’S SECOND ADDITION, a subdivision according to the official plat thereof, filed in Book 2 of Plats at Page 85, lying in the Southeast quarter of Section 4, Township 3 North, Range 2 East, Boise Meridian, Ada County Idaho, more particularly described as follows:

Beginning at a lead plug and tack marking the Northwest corner of Lot 2 of Block 40 of FAIRVIEW ADDITION, a subdivision, according to the official plat thereof, filed in Book 2 of Plats at Page 73, Official Records; thence

South 0°00’00” West 350.16 feet along the Westerly boundaries of said Lot 2 of Block 40 of FAIRVIEW ADDITION, Block 40-A CITIZEN’S RIGHT-OF-WAY, a subdivision, according to the official plat thereof, filed in Book 7 of Plats at Page 341, and Block 41 of said FAIRVIEW ADDITION, which is also the

3

Easterly right-of-way line 22nd Street, to a point marking the Southwest corner of the said Block 41 of FAIRVIEW ADDITION; thence

South 88°13’50” East 145.58 feet along the Southerly boundaries of said Block 41 of FAIRVIEW ADDITION and Block 40-A of CITIZENS RIGHT-OF-WAY and adjacent alley to said Lot 10 of Block 9 OF McCARTY’S SECOND ADDITION which is also the Northerly right-of-way line of FAIRVIEW AVENUE, to a point marking the Southwest corner of the said Lot 10 of Block 9 of McCARTY’S SECOND ADDITION, also said point being the REAL POINT OF BEGINNING; thence

North 1°57’20” East 100.20 feet along the Westerly boundary of the said Lot 10 of Block 9 of McCARTY’S SECOND ADDITION to an iron pin; thence

North 46°57’20” East 26.28 feet to an iron pin on the Northerly boundary of the said Lot 10 of Block 9 of McCARTY’S SECOND ADDITION; thence

South 88°02’40” East 25.00 feet along the said Northerly boundary of the said Lot 10 of Block 9 of McCARTY’S SECOND ADDITION to an iron pin; thence

North 1°57’20” East 16.0 feet along a line Westerly of and parallel with the Westerly boundary extended of the said Lot 9 in Block 9 or McCARTY’S SECOND ADDITION to an iron pin on the Northerly boundary of the said 16-foot alley; thence

North 88°02’40” West 75.16 feet along the said Northerly boundary of the said 16-foot alley to an iron pin on the Westerly boundary of the said McCARTY’S SECOND ADDITION; thence

South 2°53’20” West 136.32 feet along the said Westerly boundary of McCARTY’S SECOND ADDITION, which is also the Westerly boundary of the said adjacent alley to Lot 10 of Block 9 of McCARTY’S SECOND ADDITION, to a point marking the Southwest corner of the said adjacent alley to Lot 10 of Block 9 of McCARTY’S SECOND ADDITION; thence

South 88°13’50” East 32.38 feet along the said Southerly boundary of the adjacent alley to Lot 10 of Block 9 of McCARTY’S SECOND ADDITION to the REAL POINT OF BEGINNING.

PARCEL VI:

Lots 7 and 8 in Block 9 of McCARTY’S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho.

PARCEL B:

Lots 3, 4, 5, 6 and 17 in Block 9 of McCARTY’S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, and Lots 18 and 19 in Block 9, EXCEPT the hereinafter described:

A parcel of land being on the Westerly side of the center line of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey, as shown on the plans thereof now on file in the office of the Department of Highways of the State of Idaho, and being a portion of Lot 18 in Block 9 of McCARTY’S SECOND ADDITION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Record of Ada County, Idaho, described as follows:

Beginning at the Northeast corner of Lot 18 in Block 9 of said McCARTY’S SECOND ADDITION; thence

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Southerly along the Easterly boundary line of said Lot 18 a distance of 12.2 feet to a point that bears

North 87°54’04” West, 58.74 feet from Station 80456.72 of Boise, One Way Couplet, Project No. U-3021 (21) Highway Survey; thence Northwesterly along a 140.50 foot radius curve left 35.94 feet to a point that bears

South 35°10’41” West 42.38 feet from Station 79462.58 of said Highway Survey; thence Northerly 3.0 feet, more or less, to a point in the Northeasterly line of said Lot 18 that bears

South 35°10’41” West 40.00 feet from Station 79460.90 of said Highway Survey; thence Southeasterly along the Northeasterly line of said Lot 18 to the PLACE OF BEGINNING.

AND

All of Lot 19, Block 9 of McCARTY’S SECOND SUBDIVISION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho.

EXCEPTING THEREFROM a parcel of land being on both sides of the centerline of Boise One-Way Couplet, Project No. U-3021 (21) Highway Survey as shown, on the plans thereof now on file in the office of the Department of Highways of the State of Idaho and being a portion of Lot 19 in Block 9 of MCCARTY’S SECOND SUBDIVISION, according to the official plat thereof, filed in Book 2 of Plats at Page 85, Official Records of Ada County, Idaho, described as follows:

Beginning at the East corner of Lot 19 in Block 9 of said MCCARTY’S SECOND ADDITION; thence

Westerly along the South boundary line of said Lot 19, a distance of 95.44 feet to the Southwest corner thereof; thence

North 62°17’36” East 23.12 feet to a point that bears North 87°54’04” West 38.67 feet from Station 80194.74 of Boise, One- Way Couplet, Project No. U-3021 (21) Highway Survey; thence

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Northwesterly along a 140.50 foot radius curve left 55.10 feet to a point in the Westerly line of said Lot 19 that bears

North 87°54’04” West, 58.74 feet from Station 80+56.73 of said Highway Survey; thence

Northerly along said Westerly line 12.7 feet, to the Northwesterly corner of said Lot 19; thence

Southeasterly along the Northeasterly boundary line of said Lot 19 to the REAL POINT OF BEGINNING.

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Coos Bay, Oregon

EXHIBIT A

PROPERTY DESCRIPTION

(Property: Coos Bay, OR)

Being a portion of Blocks 35 and 36, of Nasburg’s Addition along with a portion of Blocks 36, 32, 63 and 62, of Bennett’s Addition to Coos Bay. Including that portion of vacated 4th, 5th and 6th Street and 7th Court.

More particularly described as follows:

Beginning at the Southwest corner of Block 35, Nasburg’s Addition to Coos Bay; thence 00° 00’ 20” West a distance of 171.17 feet; thence North 60° 30’ 00” East a distance of 591.96 feet to a point located on the Westerly line of U.S. Highway 101; thence along said Westerly line along a curve to the left having a radius of 1949.86 feet and a central angle of 1° 36’ 18” a distance of 54.62 feet (whose long chord bears South 40° 18’ 48” East 54.62 feet); thence along a spiral curve to the left having a centerline length of 300.00 feet and an S value of 4° 30’ (whose long chord bears South 42° 24’ 10” East 303.05 feet); thence South 43° 54’ 35” East a distance of 241.83 feet to the beginning of a curve; thence along a curve to the right having a radius of 13.50 feet and a central angle of 133° 54’ 00” a distance of 31.54 feet (whose long chord bears South 23° 02’ 25” West 24.84 feet); thence South 89° 59’ 25” West a distance of 471.94 feet; thence North 00° 01’ 40” East a distance of 99.97 feet; thence South 89° 59’ 25” West a distance of 242.89 feet, thence South 00° 04’ 35” West a distance of 99.97 feet; thence South 89° 59’ 25” West a distance of 197.97 feet to the point of beginning.

Eugene, Oregon

EXHIBIT A

PROPERTY DESCRIPTION

(Property: Eugene, OR)

A parcel of land lying within Section 29, Township 17 South, Range 3 West of the Willamette Meridian, in Lane County, Oregon: Beginning at the concrete monument designated as Station “A” in County Survey Number 1781, said survey being filed in Volume 5, Page 41 of County Surveys for Lane County, Oregon, said Station “A” being East 13.34 chains of the Southeast corner of the Charles W. Young Donation Land Claim No. 53, Township 17 South, Range 3 West of the Willamette Meridian, according to said survey; thence South 0° 10’ 20” East, 957.88 feet along the West line of said survey to a point, said point being the TRUE POINT OF BEGINNING; running thence South 0° 10’ 20” East 382.89 feet along the West line of said survey to the North line of the Eugene-Springfield Highway; thence North 77° 37’ 30” West, 620.02 feet along the North line of said highway; thence North 1° 31’ West 68.07 feet along the North line of said highway to a point on the Southeasterly line of Coburg Road; thence North 55° 29’ 21” East 340.90 feet along the Southeasterly line of Coburg Road to a point: thence South 35° 03’ 40” East 206.36 feet; thence North 54° 56’ 20” East 210.00 feet; thence North 35° 03’ 40” West 4.31 feet; thence North 48° 03’ 20” East 50.29 feet to the TRUE POINT OF BEGINNING, all in the City of Eugene, Lane County, Oregon.

ALSO: Beginning at a point on the Easterly right of way line of County Road No. 431, said point being 1142.75 feet North and 181.36 feet West of the Southwest corner of County Survey No. 1781 in Section 29, Township 17 South, Range 3 West of the Willamette Meridian; running thence South 34° 32’ East 204.46 feet to the true point of beginning; thence South 55° 28’ West 180 feet; thence South 34° 32’ East 30 feet; thence North 55° 28’ East 180 feet; thence North 34° 32’ West 30 feet to the true point of beginning, in Lane County, Oregon.

Kelso, Washington

EXHIBIT A

PROPERTY DESCRIPTION

(Property: Kelso, WA)

IN THE COUNTY OF COWLITZ, STATE OF WASHINGTON

PARCEL A:

A tract of land in Sections 26 and 35, Township 8 North, Range 2 West of the Willamette Meridian, lying Easterly of the Easterly right of way line of Frontage Road No. 1, as proposed, and lying Westerly of the center line of the existing drainage slough, being more particularly described as follows:

BEGINNING at a point on the line between Sections 26 and 35, where the same intersects the center line of said drainage slough, said point being North 88° 57’ West a distance of 1,889.02 feet from the Southeast corner of Section 26;

thence South 37° 38’ East along the center line of said drainage slough a distance of 415.51 feet;

thence North 88° 57’ West parallel with the section line between Sections 26 and 35, a distance of 645.63 feet, more or less, to the Easterly right of way line of proposed Frontage Road No. 1;

thence North 8°16’ East along the Easterly right of way of said proposed Frontage Road a distance of 280.31 feet to a point that is North 88° 04’ East a distance of 127.60 feet from a concrete post set to mark the Easterly right of way of existing Interstate Highway No. 5 at Engineer’s Station 510+00;

thence continuing North 8° 16’ East along the Easterly line of the proposed Frontage Road a distance of 360.19 feet to the point of curvature of a curve to the right;

thence along said curve having a radius of 400.00 feet, through a central angle of 3° 36’ 54”, an arc distance of 25.24 feet to a point that is a distance of 216.55 feet North 88° 04’ East from the Easterly right of way line of present Interstate Highway No. 5;

thence North 88° 04’ East a distance of 208.98 feet to the center line of the aforementioned slough;

thence along the center line of said slough South 18° 45’ West a distance of 78.60 feet;

thence South 17° 39’ East a distance of 230.80 feet;

thence South 37° 38’ East along the center line of said slough a distance of 68.37 feet to the point of beginning.

TOGETHER WITH an easement for ingress and egress, 25 feet in width, lying South of and abutting the Westerly extension of the North line of the above described tract, and extending from the Easterly right of way line of Primary State Highway No. 1 to the Westerly line of said premises.

TOGETHER WITH a non-exclusive right of way and easement over the following:

A tract of land in Section 26, Township 8 North, Range 2 West of the Willamette Meridian, described as follows:

BEGINNING at a point on the Easterly right of way line of Primary State Highway No. 1 North 1° 56’ West a distance of 314.1 feet and West 2389.6 feet from the Southeast corner of Section 26;

thence along said right of way North 1° 56’ West a distance of 28.7 feet to a point at right angles to center line Station 514+07.5 of said highway;

thence along said right of way North 3° 51’ 30” West a distance of 195.8 feet to a point on a radial line from center line station 516+00 and marked by a concrete post;

thence along said right of way on a curve to the right having a radius of 381.26 feet for 75.5 feet to the center line of the box culvert under said highway and also the center line of a ditch that bears North 76° 00’ East;

thence along said right of way on a curve to the right having a radius of 381.26 feet for 110.0 feet;

thence Southerly to a point which is Easterly of said highway right of way line 25 feet on the center line of said ditch that bears North 76° 00’ East;

thence Southerly on a line that is parallel to and 25 feet Easterly of said highway right of way line to the point of intersection with a line that bears North 88° 04’ East from the point of beginning;

thence Westerly along said line to the point of beginning.

EXCEPTING THEREFROM those portions conveyed to the Department of Highways by deed recorded under Auditor’s File Nos. 787154 and 787155.

PARCEL B:

BEGINNING 1476.4 feet North 1° 38’ East and 1882.7 feet North 88° 22’ West from the Southeast corner of said Section 26, Township 8 North, Range 2 West, Willamette Meridian, Cowlitz County, Washington, said point being the Northeast corner of a 5.5 acre tract of land described in Volume 620, Page 571, Cowlitz County, Washington, deed records;

thence along the center of a ditch South 4° 00’ East 369.2 feet;

thence South 28° 55’ West 262.06 feet to a point 50.00 feet distant at right angles to State Highway centerline FR RD NO. (1) 29+32.79 P.C.;

thence continuing parallel to the FR RD NO. (1) centerline South 30° 15’ 59” West 278.17 feet to a point 50.00 feet distant at right angles to centerline station FR RD NO. (1) 26+54.62 P.T.;

thence continuing parallel to the FR RD NO. (1) centerline along a curve left having a radius of 950.00 feet (the long chord of which bears South 24° 34’ 58” West 188.17 feet) 188.48 feet to the true point of beginning;

thence continuing parallel to the FR RD NO. (1) centerline along a curve having a radius of 950.00 feet (the long chord of which bears South 15° 43’ 57” West 104.95 feet) 105.00 feet;

thence North 89° 42’ East 224.88 feet to the center of an old river channel;

thence North 20° 32’ East along the center of said channel 105.00 feet;-

thence North 89° 38’ 21” West 233.27 feet to the true point of beginning.

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Pendleton, Oregon

EXHIBIT A

PROPERTY DESCRIPTION

(Property: Pendleton, OR)

TRACT I:

Lot 2, Block 5, REES ADDITION to City of Pendleton, Umatilla County, Oregon;

ALSO Block 3, REES ADDITION to City of Pendleton, Umatilla County, Oregon, EXCEPTING THEREFROM that portion thereof under lease to Atlantic Richfield Corporation and described as following:

Beginning at Southeast corner of said Block 3, located in South Half of Section 11, Township 2 North, Range 32, East of the Willamette Meridian, Umatilla County, Oregon; thence South 78° 28’ 20” West a distance of 250 feet to a point; thence Northerly a distance of 130 feet, more or less, to a point on North line of said Block 3, which bears South 87° 18’ 10” West a distance of 216 feet from Northeast corner of said Block 3; thence North 87° 18’ 10”. East a distance of 216 feet to Northeast corner of said Block 3; thence Southerly along Easterly line of said Block 3, a distance of 90.36 feet to the point of beginning;

TRACT II:

Lot 1, Block 5, REES ADDITION to City of Pendleton, Umatilla County, Oregon.

Sacramento Inn

California

EXHIBIT A

PROPERTY DESCRIPTION

(Property: Sacramento, CA )

THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SACRAMENTO, CITY OF SACRAMENTO, DESCRIBED AS FOLLOWS:

PARCEL 1:

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE “MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO”, RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHEASTERLY BOUNDARY OF THAT CERTAIN 7.32 ACRE TRACT OF LAND DESCRIBED IN THE DEED DATED JULY 8, 1952, EXECUTED BY ROBERT SWANSTON, JR. AND LILLIAN SWANSTON, HIS WIFE, TO STATE OF CALIFORNIA, RECORDED IN BOOK 2280 OF OFFICIAL RECORDS AT PAGE 331, RECORDS OF SAID COUNTY, FROM WHICH SAID POINT OF BEGINNING, THE SOUTHEAST CORNER OF SAID SECTION 15 BEARS SOUTH 11°19’10” EAST 285.00 FEET, SOUTH 25°12’ EAST 167.93 FEET, SOUTH 47°28’ EAST 102.09 FEET, SOUTH 55°51’10” EAST 454.55 FEET, SOUTH 30°19’50” WEST 50 FEET TO A POINT ON THE CENTER LINE OF ARDEN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, SAID POINT BEING ON THE NORTHEASTERLY LINE OF PROPERTY ACQUIRED BY STATE OF CALIFORNIA, AS DESCRIBED IN THE FINAL DECREE OF CONDEMNATION IN THE MATTER OF THE STATE OF CALIFORNIA VS. ROBERT SWANSTON, ET AL, A CERTIFIED COPY THEREOF, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 1769 OF OFFICIAL RECORDS AT PAGE 470, ET.SEQ., SOUTH 59°40’10” EAST 3653.94 FEET ALONG SAID CENTER LINE AND THE NORTHEASTERLY LINE OF SAID STATE OF CALIFORNIA PROPERTY TO A POINT ON THE CENTER LINE OF ETHAN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, AND NORTH 01°46’30” WEST 18.54 FEET ALONG THE CENTER LINE TO THE SOUTHEAST CORNER OF SAID SECTION 15; THENCE FROM SAID POINT OF BEGINNING ALONG THE NORTHEASTERLY AND EASTERLY BOUNDARY OF SAID 7.32 ACRE TRACT THE FOLLOWING THREE COURSES AND DISTANCES: NORTH 11°19’10” WEST 234.97 FEET; THENCE CURVING TO THE RIGHT ON AN ARC OF 550.00 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING NORTH 10 °41’50” EAST 412.36 FEET; AND THENCE NORTH 31°39’40” EAST 268.77 FEET; THENCE SOUTH 34°01’30” EAST 740.62 FEET; THENCE SOUTH 41°46’30” WEST 355.20 FEET; THENCE NORTH 87°38’40” WEST 349.58 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ANY PORTION THEREOF WHICH MAY BE WITHIN THE FOLLOWING:

BEGINNING AT A POINT IN SECTION 15 FROM WHICH THE SOUTHEAST CORNER OF SAID SECTION 15 BEARS THE FOLLOWING EIGHT (8) COURSES AND DISTANCES: NORTH 89°09’ WEST 323.88 FEET; SOUTH 11°19’10” EAST 345.57 FEET; SOUTH 25°12’00” EAST 167.93 FEET; SOUTH 47°28’00” EAST 102.09 FEET; AND SOUTH 55°51’10” EAST 454.55 FEET; SOUTH 30°19’50” WEST 50.00 FEET TO A POINT ON THE CENTER LINE OF ARDEN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH,

SAID POINT BEING ON THE NORTHEASTERLY LINE OF THAT CERTAIN PROPERTY ACQUIRED BY THE STATE OF CALIFORNIA, AS DESCRIBED IN THE FINAL DECREE OF CONDEMNATION IN THE MATTER OF THE STATE OF CALIFORNIA VS. ROBERT SWANSTON, ET AL, A CERTIFIED COPY THEREOF, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 1769 OF OFFICIAL RECORDS AT PAGE 470, ET SEQ., SOUTH 59°40’10” EAST 3652.94 FEET ALONG SAID CENTER LINE AND THE NORTHEASTERLY LINE OF SAID STATE OF CALIFORNIA PROPERTY TO A POINT ON THE CENTER LINE OF ETHAN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH AND NORTH 01°46’30” WEST 18.54 FEET ALONG SAID CENTER LINE TO THE SAID SOUTHEAST CORNER OF SAID SECTION 15; THENCE FROM SAID POINT OF BEGINNING SOUTH 89°09’00” EAST 81.28 FEET; THENCE NORTH 02°07’40” WEST 87.21 FEET; THENCE NORTH 39°35’00” EAST 233.43 FEET; THENCE SOUTH 34°01’30” EAST 248.78 FEET; THENCE SOUTH 50°42’00” WEST 321.00 FEET; THENCE NORTH 39°18’00” WEST 185.64 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION WHICH LIES WEST AND NORTH OF THE LINE DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT THAT BEARS SOUTH 89°30’32” EAST 211.29 FEET FROM THE SOUTHWEST CORNER OF LOT 7, SAID BLOCK F, SAID POINT IS ALSO 113.00 FEET SOUTHEASTERLY, MEASURED AT RIGHT ANGLES FROM THE “B 3” LINE AT ENGINEER’S STATION “B 3” 180+70.59 OF THE DEPARTMENT OF PUBLIC WORKS’ 1959 SURVEY BETWEEN 800 FEET SOUTHWEST OF ARDEN WAY AND 0.3 MILE NORTHEAST OF EL CAMINO AVENUE, ROAD III-SAC-3-B (THE CALIFORNIA STATE ZONE II COORDINATES FOR SAID POINT ARE X-2, 163,073.395 AND Y-343,140.590); THENCE FROM SAID POINT OF BEGINNING PARALLEL TO SAID “B 3” LINE SOUTH 40°45’28” WEST 730.59 FEET; THENCE SOUTH 30°16’27” WEST 258.31 FEET; THENCE ALONG A CURVE TO THE LEFT WITH A RADIUS OF 500 FEET, THROUGH AN ANGLE OF 40°01’46”, AN ARC LENGTH OF 349.32 FEET THE CHORD OF WHICH CURVE BEARS SOUTH 10°37’23” WEST 342.26 FEET TO A POINT IN THE EXISTING STATE HIGHWAY RIGHT OF WAY AS ACQUIRED BY DEED RECORDED JUNE 28, 1943, IN BOOK 1009, AT PAGE 357 OF OFFICIAL RECORDS, SACRAMENTO COUNTY.

PARCEL 1-A:

A NON-EXCLUSIVE EASEMENT FOR PRIVATE STREET PURPOSES, TO BE APPURTENANT TO PARCEL NO. 1, ABOVE DESCRIBED, ON, OVER AND ACROSS A STRIP OF LAND OF THE UNIFORM WIDTH OF 50.00 FEET, THE WESTERN LINE OF SAID STRIP OF LAND BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE ABOVE DESCRIBED PARCEL NO. 1; THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERN LINE OF THE ABOVE REFERRED TO 7.32 ACRE TRACT OF LAND DESCRIBED IN THE DEED RECORDED IN BOOK 2280 OF OFFICIAL RECORDS AT PAGE 331, SOUTH 11°19’10” EAST 285.00 FEET; THENCE ALONG THE ARC OF A CURVE TO THE LEFT WITH A RADIUS OF 350.00 FEET, THE CHORD OF WHICH BEARS SOUTH 25°12’ EAST 167.93 FEET TO THE WESTERN LINE OF THE PROPERTY DESCRIBED IN THE DEED FROM

2

HERATY & GANNON TO SEARS, ROEBUCK & CO., RECORDED MAY 5, 1955, IN BOOK 2825 OF OFFICIAL RECORDS AT PAGE 200, THE EASTERN LINE OF SAID 50 FOOT STRIP TO BE EXTENDED OR SHORTENED SO AS TO EXTEND, FROM THE SOUTHERN LINE OF PARCEL NO. 1, ABOVE DESCRIBED IN DEED TO SEARS, ROEBUCK & CO., RECORDED IN BOOK 2825 OF OFFICIAL RECORDS AT PAGE 200.

PARCEL l-B:

NON-EXCLUSIVE EASEMENTS FOR VEHICULAR ACCESS AS DESCRIBED IN EXHIBIT “B” AS ATTACHED TO THAT CERTAIN INSTRUMENT ENTITLED “EASEMENT AGREEMENT”, RECORDED APRIL 26, 1989, IN BOOK 8904-26, PAGE 2537, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE “MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO”, RECORDED IN THE OFFICE OF THE SACRAMENTO COUNTY RECORDER IN BOOK A OF SURVEYS, MAP NO. 94, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 40.00 FEET WIDE, THE CENTERLINE OF SAID STRIP BEGINNING AT A POINT ON THE NORTHERLY LINE OF ARDEN WAY, A PUBLIC ROAD, AS SAID ROAD IS SHOWN ON THE PLAT OF SURVEY ENTITLED “A PORTION OF SECTIONS 15, 64 AND 65 OF RANCHO DEL PASO”., RECORDED IN THE OFFICE OF THE SACRAMENTO COUNTY RECORDER IN BOOK 9 OF SURVEYS, MAP NO. 22, FROM WHICH POINT OF BEGINNING THE SOUTHEAST CORNER OF SAID SECTION 15 BEARS SOUTH 30°19’50” WEST 30.00 FEET TO A POINT ON THE CENTERLINE OF ARDEN WAY, AND ALONG SAID CENTERLINE SOUTH 59°40’10” WEST 3,583.93 FEET TO A POINT ON THE CENTERLINE OF ETHAN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, AND NORTH 01°46’30” WEST 18.54 FEET ALONG SAID CENTERLINE TO SAID SOUTHEAST CORNER; THENCE FROM SAID POINT OF BEGINNING NORTH 30°19’50” EAST 103.0 FEET; THENCE NORTH 59°40’10” WEST 616.57 FEET MORE OR LESS TO A POINT ON THE WESTERLY BOUNDARY OF PARCEL I AS SAID PARCEL IS SHOWN ON “RECORD OF SURVEY, PORTION OF SECTIONS 15 AND 66, RANCHO DEL PASO”, RECORDED IN THE OFFICE OF THE SACRAMENTO COUNTY RECORDER IN BOOK 21 OF SURVEYS, MAP NO. 13.

PARCEL 2:

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE “MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO”, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY, IN BOOK A OF SURVEYS, MAP NO. 94, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN SAID SECTION 15 FROM WHICH THE SOUTHEAST CORNER OF SAID SECTION 15 BEARS THE FOLLOWING EIGHT (8) COURSES AND DISTANCES: NORTH 89°09’ WEST 323.88 FEET; SOUTH 11°19’10” EAST 345.57 FEET; SOUTH 25°12’00” EAST 167.93 FEET; SOUTH 47°28’00” EAST 102.09 FEET; AND SOUTH 55°51’10”

3

EAST 454.55 FEET; SOUTH 30°19’50” WEST 50.00 FEET TO A POINT ON THE CENTER LINE OF ARDEN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH, SAID POINT BEING ON THE NORTHEASTERLY LINE OF THAT CERTAIN PROPERTY ACQUIRED BY THE STATE OF CALIFORNIA, AS DESCRIBED IN THE FINAL DECREE OF CONDEMNATION IN THE MATTER OF THE STATE OF CALIFORNIA VS. ROBERT SWANSTON, ET AL, A CERTIFIED COPY THEREOF RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 1780 OF OFFICIAL RECORDS AT PAGE 470, ET SEQ., SOUTH 59°40’10” EAST 3653.94 FEET ALONG SAID CENTER LINE AND THE NORTHEASTERLY LINE OF SAID STATE OF CALIFORNIA PROPERTY TO A POINT ON THE CENTER LINE OF ETHAN WAY, A PUBLIC ROAD 60.00 FEET IN WIDTH AND NORTH 01°46’30” WEST 18.54 FEET ALONG SAID CENTER LINE TO SAID SOUTHEAST CORNER OF SAID SECTION 15; THENCE FROM SAID POINT OF BEGINNING SOUTH 89°09’00” EAST 81.28 FEET; THENCE NORTH 02°07’40” WEST 87.21 FEET; THENCE NORTH 39°35’00” EAST 233.43 FEET; THENCE SOUTH 34°01’30” EAST 248.78 FEET; THENCE SOUTH 50°42’00” WEST 321.0 FEET; THENCE NORTH 39°18’00” WEST 185.64 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THAT PORTION OF “PARCEL H”, AS SAID PARCEL IS SHOWN ON THAT CERTAIN RECORD OF SURVEY ENTITLED “PORTION OF SECTIONS 15 AND 6.6, RANCHO DEL PASO”, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY, IN BOOK 21 OF SURVEYS, MAP NO. 13, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID “PARCEL H”; THENCE FROM SAID POINT OF BEGINNING ALONG THE NORTHEASTERLY LINE OF SAID “PARCEL H” NORTH 34°01’30” WEST 166.69 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF THAT CERTAIN 50.00 FOOT ROAD EASEMENT DESCRIBED IN THAT CERTAIN DEED RECORDED IN THE OFFICE OF THE SAID RECORDER IN BOOK 2825 OF OFFICIAL RECORDS, PAGE 202, SAID EASEMENT BEING DESIGNATED (EASEMENT NO. 5) ON SAID RECORD OF SURVEY; THENCE ALONG THE SOUTHEASTERLY AND EASTERLY LINE OF SAID 50.00 FOOT ROAD EASEMENT THE FOLLOWING THREE (3) COURSES AND DISTANCES: (1) SOUTH 50°42’00” WEST 33.71 FEET; (2) CURVING TO THE LEFT ON AN ARC OF 68.33 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 04°29’00” EAST 112.20 FEET AND (3) SOUTH 59°40’10” EAST 78.79 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF SAID “PARCEL H” ; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID “PARCEL H” NORTH 50°42’00” EAST 55.02 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

ALL THAT PORTION OF SECTION 15, AS SHOWN ON THE “MAP OF SURVEYS AND SUBDIVISION OF RANCHO DEL PASO”, RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF THAT CERTAIN TRACT OF LAND DESCRIBED IN THE DEED DATED JANUARY 30, 1959, EXECUTED BY WILLIAM G. GANNON AND CLARA D. GANNON TO PHILIP G. HERATY,

4

RECORDED FEBRUARY 24, 1959, IN THE OFFICE OF SAID RECORDER IN BOOK 3708 OF OFFICIAL RECORDS AT PAGE 35; THENCE FROM SAID POINT OF BEGINNING ALONG THE BOUNDARY LINE OF SAID HERATY PROPERTY THE FOLLOWING TWO COURSES AND DISTANCES: NORTH 50°42’00” EAST 220.00 FEET AND SOUTH 34°01’30” EAST 81.33 FEET; THENCE NORTH 55°58’30” EAST 74.00 FEET; THENCE NORTH 34°01’30” WEST 226.71 FEET; THENCE SOUTH 50°42’00” WEST 294.31 FEET TO A POINT ON THE EASTERLY LINE OF THAT CERTAIN 11.893 ACRE TRACT OF LAND DESCRIBED IN THE DOCUMENT RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 3294 OF OFFICIAL RECORDS, AT PAGE 91; THENCE ALONG SAID EASTERLY LINE SOUTH 34°01’30” EAST 138.55 FEET TO THE POINT OF BEGINNING.

PARCEL 4:

ALL THAT PORTION OF SECTION 15; AS SHOWN ON THE OFFICIAL “MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO”, RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTHWESTERN LINE OF PROPERTY DESCRIBED IN THE DEED FROM PHILIP F. HERATY, ET UX, TO WILLIAM G. GANNON, ET UX, DATED JULY 17, 1958 AND RECORDED JULY 18, 1958, IN BOOK” 3550 OF OFFICIAL RECORDS AT PAGE 255, SAID POINT BEING LOCATED SOUTH 50°42’ WEST 323.47 FEET FROM THE MOST WESTERN CORNER OF LOT 548, AS SHOWN ON THE OFFICIAL “PLAT OF SWANSTON ESTATES UNIT NO. 5”, RECORDED MAY 29, 1958, IN BOOK 49 OF MAPS, MAP NO. 13; THENCE FROM SAID POINT OF BEGINNING SOUTH 50°42’ WEST 220.00 FEET TO A POINT ON THE NORTHEASTERN LINE OF PROPERTY DESCRIBED IN THE LEASE EXECUTED BY HERATY & GANNON, A CO-PARTNERSHIP, AS LESSOR, AND SACRAMENTO INN, INC., A CORPORATION, AS LESSEE, DATED JANUARY 10, 1957, AND RECORDED MAY 3, 1957, IN BOOK 3294 OF OFFICIAL RECORDS AT PAGE 30; THENCE ALONG THE NORTHEASTERN LINE OF SAID SACRAMENTO INN, INC., A PROPERTY NORTH 34°01’30” WEST 200.00 FEET; THENCE NORTH 50°42’ EAST 220.00 FEET; THENCE SOUTH 34°01’30” EAST 200.0 FEET TO THE POINT OF BEGINNING.

PARCEL 5:

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE OFFICIAL “MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO”, RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOT 540, AS SHOWN ON THE “PLAT OF SWANSTON ESTATES UNIT NO. 5”, RECORDED MAY 29, 1958, IN BOOK 49 OF MAPS, MAP NO. 13; THENCE FROM SAID POINT OF BEGINNING ALONG THE WESTERLY BOUNDARY OF SAID SWANSTON ESTATES UNIT NO. 5, THE FOLLOWING THREE COURSES AND DISTANCES; SOUTH 00°57’30” EAST 144.50 FEET, SOUTH 21°00’02” WEST 99.05 FEET AND SOUTH 50°42’00” WEST 234.00 FEET; THENCE CONTINUING SOUTH 50°42’00” WEST 323.47 FEET; THENCE NORTH 34°01’30” WEST 200.00

5

FEET; THENCE SOUTH 50°43’00” WEST 220.00 FEET; THENCE NORTH 34°01’30” WEST 275.85 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF A ROADWAY; THENCE NORTH 31°38’20” EAST 93.47 FEET AND NORTH 39°17’30” EAST 512.87 FEET; THENCE NORTH 89°02’30” EAST 43.20 FEET; THENCE CURVING TO THE RIGHT ON AN ARC OF 143.42 FEET RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 62°51’35” EAST 135.10 FEET; THENCE CURVING TO THE LEFT ON AN ARC OF 195.42 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING. SOUTH 62°51’35” EAST 184.08 FEET AND THENCE NORTH 89°02’30” EAST 200.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THAT PORTION OF SECTION 15, AS SHOWN ON THE “MAP OF SURVEYS AND SUBDIVISION OF RANCHO DEL PASO.”, RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF THAT CERTAIN TRACT OF LAND DESCRIBED IN THE DEED DATED JANUARY 30, 1959, EXECUTED BY WILLIAM G. GANNON AND CLARA D. GANNON TO PHILIP F. HERATY, RECORDED FEBRUARY 24, 1959, IN THE OFFICE OF THE SAID RECORDER IN BOOK 3708 OF OFFICIAL RECORDS, AT PAGE 35; THENCE FROM SAID POINT OF BEGINNING ALONG THE BOUNDARY LINE OF SAID HERATY PROPERTY THE FOLLOWING TWO COURSES AND DISTANCES; NORTH 50 42’00” EAST 220.00 FEET AND SOUTH 34°01’30” EAST 81.33 FEET; THENCE NORTH 55°58’30” EAST 74.00 FEET; THENCE NORTH 34°01’30” WEST 226.71 FEET; THENCE SOUTH 50°42’00” WEST 294.31 FEET TO A POINT ON THE EASTERLY LINE OF THAT CERTAIN 11.893 ACRE TRACT OF LAND DESCRIBED IN THE DOCUMENTS RECORDED IN THE OFFICE OF THE SAID RECORDER IN BOOK 3294 OF OFFICIAL RECORDS AT PAGE 91; THENCE ALONG SAID EASTERLY LINE SOUTH 34°01’30” EAST 138.55 FEET TO THE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM ALL THAT PORTION OF “PARCEL A” AND “PARCEL B” AS SAID PARCELS ARE SHOWN ON THAT CERTAIN RECORD OF SURVEY ENTITLED “PORTION OF SECTION 15 & 66 RANCHO DEL PASO” , RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 21 OF SURVEYS, MAP NO. 13, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID “PARCEL A” SAID CORNER ALSO BEING THE NORTHWEST CORNER OF LOT 540 AS SAID LOT IS SHOWN ON THE OFFICIAL “PLAT OF SWANSTON ESTATES UNIT NO. 5”, RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 49 OF MAPS, MAP NO. 13; THENCE FROM SAID POINT OF BEGINNING ALONG THE EAST BOUNDARY OF SAID “PARCEL A” AND THE WEST BOUNDARY OF SAID SWANSTON ESTATES UNIT NO. 5, THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 00°57’30” EAST 144.50 FEET AND (2) SOUTH 21°02’00” WEST 55.00 FEET; THENCE SOUTH 89°02’30” WEST 347.04 FEET; THENCE NORTH 50°42’30” WEST 360.41 FEET TO A POINT ON THE NORTHWESTERLY BOUNDARY OF SAID “PARCEL B”; THENCE ALONG THE NORTHWESTERLY BOUNDARY OF SAID “PARCEL B” NORTH 39°17’30” EAST 148.00 FEET TO THE NORTHWEST CORNER OF SAID “PARCEL B”; THENCE ALONG THE NORTH BOUNDARY OF SAID “PARCEL A” AND “PARCEL B” THE FOLLOWING FOUR (4) COURSES AND

6

DISTANCES: (1) NORTH 89°02’ 30” EAST 65.52 FEET; (2) CURVING TO THE RIGHT ON AN ARC OF 143.42 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 62°51’35” EAST 135.10 FEET; (3) CURVING TO THE LEFT ON AN ARC OF 195.42 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 62°51’35” EAST 184.08 FEET AND (4) NORTH 89°02’30” EAST 200.00 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL THAT PORTION OF THE ABOVE DESCRIBED PROPERTY LYING WITHIN ANY PUBLIC ROAD.

PARCEL 6:

ALL THAT PORTION OF SECTION 15, AS SAID SECTION IS SHOWN AND SO DESIGNATED ON THE OFFICIAL “MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO”, RECORDED IN BOOK A OF SURVEYS, MAP NO. 94, RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT FROM WHICH THE MOST SOUTHERLY CORNER OF LOT 548, AS SAID LOT IS SHOWN AND SO DESIGNATED ON THE OFFICIAL “PLAT OF SWANSTON ESTATES UNIT NO. 5”, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY, IN BOOK 49 OF MAPS, MAP NO. 13, SAID CORNER BEING A POINT ON THE NORTHWESTERLY LINE OF ROYALE ROAD, AS SHOWN ON SAID SWANSTON ESTATES UNIT NO. 5, BEARS. NORTH 50°42’ EAST 311.47 FEET; THENCE FROM SAID POINT OF BEGINNING SOUTH 50°42’ WEST 250.00 FEET; THENCE NORTH 34°01’30” WEST 195.83 FEET; THENCE NORTH 50°42’ EAST 232.00 FEET; THENCE SOUTH 39°18’ EAST 195.00 FEET TO THE POINT OF BEGINNING.

PARCEL 7:

ALL THAT PORTION OF PARCEL H AS SAID PARCEL IS SHOWN ON THE RECORD OF SURVEY ENTITLED “PORTION OF SECTIONS 15 & 66 RANCHO DEL PASO”, RECORDED IN THE OFFICE OF THE RECORDER OF SACRAMENTO COUNTY IN BOOK 21 OF SURVEYS, MAP NO. 13, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID PARCEL H; THENCE FROM SAID POINT OF BEGINNING ALONG THE SOUTHEASTERLY BOUNDARY OF SAID PARCEL H NORTH 30°19’50” EAST 96.82 FEET; THENCE CONTINUING ALONG THE SOUTHEASTERLY BOUNDARY OF SAID PARCEL H NORTH 50°42’00” EAST 677.21 FEET TO THE MOST EASTERLY CORNER OF SAID PARCEL H; THENCE ALONG THE BOUNDARY OF SAID PARCEL H NORTH 34°01’30” WEST 166.69 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF THAT CERTAIN 50.00 FOOT ROAD EASEMENT DESCRIBED IN THE DOCUMENT RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 3497 OF OFFICIAL RECORDS, AT PAGE 131; THENCE ALONG THE SOUTHEASTERLY AND EASTERLY LINE OF SAID 50.00 FOOT

7

ROAD EASEMENT THE FOLLOWING THREE (3) COURSES AND DISTANCES: (1) SOUTH 50°42’00” WEST 33.71 FEET; (2) CURVING TO THE LEFT ON AN ARC OF 68.33 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 04°09’00” EAST 112.20 FEET AND (3) SOUTH 59°40’10” EAST 36.12 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF THAT CERTAIN 1.549 ACRE TRACT OF LAND DESCRIBED AS PARCEL NO. 2 IN THE DEED RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 7608-31 OF OFFICIAL RECORDS, AT PAGE 1333; THENCE ALONG THE BOUNDARY OF SAID 1.589 ACRE TRACT OF LAND THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 50°42’00” WEST 247.43 FEET TO THE MOST SOUTHERLY CORNER OF SAID 1.549 ACRE TRACT OF LAND AND (2) NORTH 39°13’00” WEST 110.85 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF THAT CERTAIN 8.001 ACRE TRACT OF LAND DESCRIBED AS PARCEL NO. 1 IN THE DEED RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK. 7608-31 OF OFFICIAL RECORDS AT PAGE 1333; THENCE ALONG THE BOUNDARY OF SAID 8.001 ACRE TRACT OF LAND THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 41°46’30” WEST 15.04 FEET TO THE MOST SOUTHERLY CORNER OF SAID 8.001 ACRE TRACT OF LAND AND (2) NORTH 87°38’40” WEST 350.40 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF THAT CERTAIN 7.32 ACRE TRACT OF LAND DESCRIBED IN THE DEED RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 2280 OF OFFICIAL RECORDS AT PAGE 331; SAID POINT ALSO BEING LOCATED ON THE WESTERLY LINE OF SAID PARCEL H; THENCE ALONG SAID NORTH-EASTERLY BOUNDARY AND SAID WESTERLY LINE THE FOLLOWING TWO (2) COURSES AND DISTANCES: (1) SOUTH 11°19’00” EAST 286.27 FEET AND (2) CURVING TO THE LEFT ON AN ARC OF 350.00 FOOT RADIUS, SAID ARC BEING SUBTENDED BY A CHORD BEARING SOUTH 25°33’54” EAST 167.10 FEET TO THE POINT OF BEGINNING.

NON-EXCLUSIVE EASEMENTS FOR RIGHT-OF-WAY FOR INGRESS AND EGRESS AND MUTUAL PARKING AS DESCRIBED IN “ARTICLE I” OF THAT CERTAIN INSTRUMENT ENTITLED “GRANTS OF EASEMENTS, COVENANTS AND AGREEMENT FOR MAINTENANCE OF PARKING AREA”, RECORDED JULY 28, 1967, IN BOOK 6707-28, PAGE 645, OFFICIAL RECORDS.

8

Wenatchee, Washington

EXHIBIT A

PROPERTY DESCRIPTION

(Property: Wenatchee, WA)

The land is in the County of Chelan, State of Washington and is described as follows:

Lot 1, 2, 3 and 4, Block 11, Suburban Home Addition to Wenatchee, Chelan County, Washington, according to the plat thereof recorded in Volume 1 of Plats, Page 22, EXCEPT the Southerly 76.9 feet of said Lots 3 and 4.

EXHIBIT I

Purchaser’s Knowledge and Known to Purchaser

Tom McKeirnan

EXHIBIT J

REAFFIRMATION OF GUARANTY OF LEASE OBLIGATIONS

THIS REAFFIRMATION OF GUARANTY OF LEASE OBLIGATIONS (this “Reaffirmation”), is made as of October ___, 2011 (the “Effective Date”) by and between PROMUS HOTELS PARENT LLC, a Delaware limited liability company, successor in interest to Promus Hotel Corporation, a Delaware corporation, having an address for notice hereunder of 7930 Jones Branch Drive, McLean, VA 22102, 90210; PROMUS HOTELS, LLC (formerly known as Promus Hotels, Inc.) with an address for notice hereunder of 7930 Jones Branch Drive, McCleary, VA 22102 (collectively “Guarantors”); RLH PARTNERSHIP, L.P., a Delaware limited partnership (“Landlord”), with an address for notice hereunder of 1114 Avenue of the Americas, New York, New York 10036; and RED LION HOTELS HOLDINGS, INC., formerly known as Red Lion Hotels, Inc., a Delaware corporation (“Holdings”), with an address for notice hereunder of W 201 North River Drive, Suite 100, Spokane, Washington 99201.

R E C I T A L S

A. WHEREAS, Landlord and Holdings are parties to that certain Lease Agreement dated as of August 1, 1995 (as amended by that certain First Amendment to Lease dated November 8, 1996, that certain Second Amendment to Lease dated September 15, 1998, that certain Third Amendment to Lease dated February 26, 1999 and that certain Fourth Amendment to Lease of even date) which originally related to hotel properties described in that Lease Agreement and as a result of the sale of the Astoria property now relates to sixteen (16) hotel properties (the “Master Lease Hotels”), collectively the “Master Lease”;

B. WHEREAS, Guarantors have each entered into a Guaranty of Lease Obligations, dated September 15, 1998 relating to the obligations of Holdings to Landlord under the Master Lease (the “Guaranty”);

C. WHEREAS, Landlord and an affiliate of Holdings, WHC809, LLC (“Purchaser”), have entered into that certain Agreement to Purchase Eight Hotels and Assume Leases of even date and Landlord and Holdings have entered into that certain Agreement to Purchase Two Hotels of even date (the “Purchase Agreements”) under which Purchaser will purchase ten (10) Master Lease Hotels which are listed on Exhibit A (the “Sale Properties”) so that the Sale Properties will no longer be subject to the Master Lease;

D. WHEREAS, the Landlord’s interest in the two ground leases relating to Master Lease Hotels which are listed on Exhibit B (the “Ground Lease Properties”), have been sold by Landlord to Purchaser under the terms of one or more Assignments and Assumptions of Leases of even date (the “Ground Lease Assignment”) and Landlord’s interests in property relating to the Ground Lease Properties has been sold to Purchaser;

E. WHEREAS, Landlord and Holdings have entered into an amended and restated sublease of even date (the “Restated Vancouver Sublease”) for one of the Master Lease Hotels which is located in Vancouver, Washington (the “Vancouver Property”);

F. WHEREAS, the Holdings has subleased five (5) hotels listed on Exhibit C (the “Hilton Portfolio Properties”) to Doubletree DTWC LLC, as assigned to HLT Operate DTWC LLC, a Delaware limited liability company (formerly known as HLT Operate DTWC Corporation) (“Doubletree”) under the terms of a Sublease Agreement dated December 31, 2001 (the “Sublease”).

G; WHEREAS Holdings’ interests as tenant under the Master Lease and as Sublessor under the Sublease have been assigned to SFI DT Holdings LLC, a Delaware limited liability company (“Sublease Assignee”) under the terms of an Assignment and Assumption of Leases of even date (the “Sublease Assignment”);

H. WHEREAS, Landlord and Holdings have and entered into that certain Fourth Amendment of Lease of even date (the “Lease Amendment”), as a result of which Holdings will no longer has any interest in the Hilton Portfolio Properties;

I. WHEREAS, as a result of the transactions reflected in the Purchase Agreements, the Ground Lease Assignment, the Sublease Assignment, the Restated Vancouver Sublease and the Lease Amendment (collectively, the “Transactions”), the only Master Lease Hotels that will remain subject to the Master Lease after the Effective Date are the Hilton Portfolio Properties;

J. WHEREAS, Holdings and Doubletree continue to have certain indemnification obligations to Landlord with respect to the Master Lease Hotels relating to events occurring prior to the Effective Date and Doubletree will have continuing obligations to Landlord under the Guaranty;

K. WHEREAS, in connection with the Transactions, Landlord and Holdings have required that Guarantors ratify, confirm and reaffirm all terms, covenants and conditions of the Guaranty that may from time to time be binding against Guarantors by executing, acknowledging and delivering to Landlord this Reaffirmation.

L. WHEREAS, Guarantors will benefit from no longer being obligated to guaranty the performance of Holdings with respect to events that occur after the Effective Date with respect to Sale Properties, the Ground Lease Properties, or the Vancouver Property.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantors hereby covenant and agree with Landlord to the foregoing and as follows:

1. Reaffirmation. Guarantors hereby agree that the Transactions do not in any way amend or impair the obligations of Guarantors under the Guaranty, except that Landlord hereby agrees that Guarantors shall no longer have any obligation to guaranty the performance of Holdings under the Master Lease with respect to events that first occur after the Effective Date in connection with the Sale Properties, the Ground Lease Properties or the Vancouver Property] The Guarantors acknowledge that they remain obligated in accordance with the terms and provisions of the Guaranty with respect to: (a) liabilities accruing prior to the Effective Date under the Master Lease in respect of the Sale Properties, the Ground Lease Properties and the Vancouver Property, including the obligations of Holdings under Sections 4 and 5 of the Fourth Amendment to Lease between Holdings and Tenant of even date herewith but without increasing the obligations of Guarantors beyond those which existed prior to the Effective Date of this Reaffirmation; and (b) except to the extent Guarantors and Landlord otherwise agree, the obligations of the Sublease Assignee under the Master Lease with regard to the Hilton Portfolio Properties.

2. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be delivered to the applicable address or addresses set forth in the first paragraph above by certified mail or nationally recognized overnight courier.

(b) Severability. In the event any one or more of the provisions contained in this Reaffirmation or their application to any person or circumstance shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Reaffirmation shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(c) Successors and Assigns. This Reaffirmation is binding upon and inures to the benefit of Guarantors, Landlord and Holdings and their respective successors and permitted assigns. The parties acknowledge that delivery of a copy of this Reaffirmation signed by a party via fax or email attachment is intended to create a binding and enforceable Reaffirmation the same as if an original signed counterpart of this Reaffirmation were delivered manually. None of Guarantors nor Holdings shall voluntarily, or by operation of law, assign or transfer any interest which it may have hereunder without the prior written approval of Landlord. Landlord may assign or otherwise transfer all or any portion of its rights hereunder to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits granted to Landlord herein.

(d) Further Assurances. Guarantors shall do, execute, acknowledge and deliver, at no cost to Landlord or Landlord’s lender, all and every such further acts, assignments, notices, assignments and instruments as Landlord or Landlord’s lender may reasonably require from time to time in order to better assure, convey, secure, assign, transfer and confirm unto Landlord the rights now or hereafter intended to be granted to Landlord under this Reaffirmation, any other instrument executed in connection with this Reaffirmation or any other instrument under which Guarantors may hereafter become bound to convey, mortgage, or assign to Landlord for carrying out this intention or facilitating the performance of the terms of this Reaffirmation.

(e) Counterparts. This Reaffirmation may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

(f) Third Parties. Except as set forth in the Guaranty, and in Section 2(c) above, nothing expressed or implied in this Reaffirmation is intended, or shall be construed, to confer upon or give any other person or entity other than the parties hereto any rights or remedies by reason of this Reaffirmation.

(g) Entire Agreement. This Reaffirmation, the Master Lease, as amended by the Lease Amendment, and the Guaranty set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written (but does not supersede the Master Lease or Guaranty). No amendment, modification or variation of the terms of this Reaffirmation shall be valid unless made in writing and signed by the parties hereto.

(h) Indemnity and Reimbursement Agreement. Guarantors and Holdings acknowledge that they and certain of their respective affiliates are party to that certain Indemnity and Reimbursement Agreement dated December 31, 2001 by and between Red Lion Hotels Holdings, Inc. (formerly known as Red Lion Hotels, Inc.), Red Lion Hotels Corporation (formerly known as WestCoast Hospitality Corporation), Promus Hotels LLC (formerly known as Promus Hotels Inc.), Doubletree LLC (formerly known as Doubletree Corporation) and Doubletree DTWC LLC (formerly known as Doubletree DTWC Corporation) (the “Indemnity and Reimbursement Agreement”). Guarantors and Holdings each hereby agree that this Reaffirmation does not in any way modify or otherwise affect their or their affiliates’ respective obligations to each other under the Indemnity and Reimbursement Agreement, and Guarantors and Holdings shall cause their respective affiliates which are parties to the Indemnity and Reimbursement Agreement to reaffirm their obligations thereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation as of the date first above written.

GUARANTOR:	PROMUS HOTELS PARENT LLC, a Delaware limited liability company

By:
Name:
Title:

PROMUS HOTELS LLC, a Delaware limited liability company

By:
Name:
Title:

LANDLORD:	RLH PARTNERSHIP, L.P., a Delaware limited partnership

	By:	Red Lion GP, Inc., a Delaware corporation, its sole general partner

By:
Name:
Title:

HOLDINGS:	RED LION HOTELS HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT A

SALE PROPERTIES

Bend

1415 NE Third Street

Bend, Deschutes County, Oregon 97701

Boise

1800 Fairview Avenue

Boise, Ada County, Idaho 83702

Coos Bay

1313 North Bayshore Drive

Coos Bay, Coos County, Oregon 97420

Longview

510 Kelso Drive

Kelso, Cowlitz County, Washington 98626

Pendleton

304 SE Nye Avenue

Pendleton, Umatilla County, Oregon 97801

Wenatchee

1255 North Wenatchee Avenue

Wenatchee, Chelan County, Washington 98801

Sacramento

1401 Arden Way

Sacramento, Sacramento County, California 95815

Missoula

700 West Broadway

Missoula, Missoula County, Montana 59802

Medford

200 North Riverside Avenue

Medford, Jackson County, Oregon 97501

Eugene

205 Coburg Road

Eugene, Lane County, Oregon 97401

EXHIBIT B

GROUND LEASE PROPERTIES

Eugene

205 Coburg Road

Eugene, Lane County, Oregon 97401

An unrecorded Lease dated March 1, 1963 (the “Lease”) between William G. Hewitt, a married man, and Pearle Hewitt, a single person, Lessors, and John Green and Beverley Green, husband and wife, Lessees, Lessors leased to Lessees certain real property described in the Lease. A Memorandum of the Lease was recorded April 9, 1965 as Reception No. 98820, Deed Records of Lane County, Oregon. The Lessees’ interest in the Lease was assigned by Assignment of Lease dated November 18, 1964 and then acquired by RLA Holding Company, Inc. by merger. The Lease was modified by Lease as Modified dated April 10, 1965, Supplement to Lease as Modified dated October, 1968, Second Supplement to Lease as Modified dated June 26, 1970, Third Supplement to Lease as Modified dated March 1, 1983, Fourth Supplement to Lease as Modified dated December 14, 1983; Fifth Supplement to Lease as Modified dated November 13, 1984; and Sixth Supplement to Lease as Modified dated December 1, 1987. The Lessees’ interest in the Lease was assigned to Red Lion, a California limited partnership, by Assignment of Lease dated December 23, 1987 and recorded in Lane County Official Records on December 23, 1987 as Reception No. 8755362 and by Consent dated December 9, 1987, William G. Hewitt, Trustee, as successor in interest to William G. Hewitt and Pearle A. Hewitt consented to the Assignment. By Letter Agreement dated December 11, 1992, the parties agreed upon rental to be paid for the period ending February 28, 1998. By Assignment and Assumption Agreement dated August 1, 1995 and recorded in Lane County Official Records on August 2, 1995 under Recorder’s Reception No. 9542405, Red Lion assigned its interest in and to the Lease to RLH Partnership, L.P., a Delaware limited partnership (“RLH Partnership”), which document was recorded in Lane County Official Records on August 2, 1995 under Reception No. 9542405. By Guaranty of Lease dated as of August 1, 1995, Red Lion Hotels, Inc., a Delaware corporation, unconditionally and irrevocably guaranteed the prompt payment by RLH Partnership, L.P. of all rental and other sums payable by Lessee under the terms of the Lease and the faithful and punctual performance of all other terms, covenants and conditions of the Lease to be kept and performed by the Lessee. By Consent and Acknowledgment dated July 11, 1995, William G. Hewitt, Trustee, consented to the Assignment and Assumption. By Sixth Supplement to Lease (misnumbered) dated October 31, 1997, William G. Hewitt, Trustee as Lessor and the Lessee entered into agreement for the payment of rent as reflected therein. By Assignment of Lease Agreement dated effective January 1, 1999 William G. Hewitt, Trustee of the Hewitt-Murphy Trust, William G. Hewitt and Pearle Hewitt Murphy assigned to Thunderbird Properties, LLC, an Oregon Limited Liability Company (“Lessor”), all of Lessor’s interest in the Lease as defined therein. By Oregon Statutory Warranty Deeds Dated December 22, 1998 and recorded January 4, 1999, at Reception Number 99000396, the assignors named in the preceding sentence conveyed all right, title and interest of the grantors in the Property to Thunderbird Properties, LLC. By Seventh Supplement to Lease as Modified dated November 1, 2002, the parties agreed upon rent for the period beginning March 1, 2003 and ending February 29, 2008. The Lease was subsequently modified by the Eighth Supplement to Lease as Modified, dated November 14, 2007.

Boise

1800 Fairview Avenue

Boise, Ada County, Idaho 83702

J. Howard Hill and Rosemary Hill (together “Original Lessor”) entered into a Lease and Option dated as of January 1, 1981 with Tod E. McClaskey and Edward H. Pietz, doing business as partners under the name Red Lion Motor Inn/Downtowner (“Original Lessee”), pursuant to which Original Lessee leased from Original Lessor that certain property described therein. The Lease and Option was recorded May 13, 1981 in the Official Records of the County of Ada, State of Idaho, as Instrument No. 81 20564. The Original Lessee’s interest under the Lease and Option (as amended) was assigned to Red Lion, a California limited partnership (“Red Lion”), the successor in interest to RL Acquisition Company, a California Limited Partnership, pursuant to that certain Assignment of Lease dated April 8, 1985. Red Lion’s interest under the Lease and Option (as amended) was assigned to RLH Partnership, L.P., a Delaware limited partnership (“RLH Partnership”), pursuant to that certain Assignment and Assumption Agreement dated August 1, 1995. The Lease and Option, as amended pursuant to (1) that certain Amendment to Lease and Option dated as of January 1, 1981; (2) that certain Lease Amendment dated as of May 12, 1995; and (3) that certain 2011 Lease Amendment of even date herewith.

EXHIBIT C

HILTON PORTFOLIO PROPERTIES

Doubletree Seattle Airport

18740 International Boulevard

Seattle, WA 98188

Hilton Salt Lake City Center

255 South West Temple

Salt Lake City, UT 84101

Doubletree San Diego â Mission Valley

7450 Hazard Center Drive

San Diego, CA 92108

Doubletree Durango

501 Camino Del Rio

Durango, CO 81301

Doubletree Sonoma Wine County

One Doubletree Drive

Rohnert Park, CA 9492

EXHIBIT K

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of                 , 2011, (the “Effective Date”) by Red Lion Hotels Corporation, a Washington corporation (“Guarantor”), in favor of RHL Partnership, L.P., a Delaware limited partnership (“Seller”).

RECITALS

A. Pursuant to that certain Agreement to Purchase Eight Hotels and Assume Leases of even date herewith (as amended from time to time, the “Eight Hotel Agreement”) between Seller and an affiliate of Guarantor, WHC809, LLC, a Delaware limited liability company (“WHC809”), and that certain Agreement to Purchase Two Hotels of even date herewith (as amended from time to time, the “Two Hotel Agreement”) between Seller and another affiliate of Guarantor, Red Lion Hotels Holdings, Inc., a Delaware corporation (“Holdings”) (the Eight Hotel Agreement and the Two Hotel Agreement are collectively referred to herein as the “Purchase Agreements”), WHC809 and Holdings (collectively, “Buyers’) have purchased certain Property (as defined in the Purchase Agreements) from Seller

B. Pursuant to that certain Restated Vancouver Sublease of even date between Seller and Holdings (the “Restated Vancouver Sublease”), Holdings will continue to sublease from Seller a hotel property located in Vancouver, Washington.

C. Guarantor is an indirect owner of the equity in Buyers, and Guarantor will benefit materially from the sale of the Property to Buyers.

D. The delivery of this Guaranty is a condition to Seller’s obligation to purchase the Property and Seller would not have closed such purchase without the delivery of this Guaranty.

NOW THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which Guarantor acknowledges, Guarantor agrees as follows:

1. Guaranty of Payment and Performance. Guarantor hereby irrevocably, unconditionally and absolutely guarantees the prompt payment and performance of the “Guaranteed Obligations” (as hereinafter defined). This Guaranty is a guarantee of payment and performance and not of collection. As used herein, “Guaranteed Obligations” means (A) all of Buyers’ obligations to Seller under the Purchase Agreements that accrue or are otherwise to be paid or performed by the Buyers, including, without limitation, (1) any and all amounts that Buyers may hereafter owe Seller under the Purchase Agreements (a) for breach of Buyers’ representations, warranties and covenants contained in the Purchase Agreements or (b) under any indemnification provision of the Purchase Agreements, and (2) any and all covenants or undertakings by Buyers to be performed under the Purchase Agreements and (B) all of Holdings’ obligations under the Restated Vancouver Sublease. Upon the failure by Buyers to pay or perform any Guaranteed Obligation, Guarantor shall, upon demand by Seller, itself promptly pay or cause to be performed such Guaranteed Obligation (or, if such Guaranteed Obligation is non-monetary and Guarantor cannot or does not cause it to be performed, promptly pay the damages suffered by Seller from such non-performance).

2. Guarantor’s Obligations Independent. Guarantor’s obligations hereunder shall be primary and this Guaranty shall be enforceable against Guarantor and its successors without the necessity for any suit or proceeding of any kind or nature whatsoever brought by Seller against Buyers.

3. Liability. Guarantor’s liability under this Guaranty with respect to the Purchase Agreements is limited to the extent that the Purchase Agreements limit Buyers’ liability with respect to the Guaranteed Obligations, including limitations on the amount of any claims and the time periods during which claims may be asserted.

4. Guarantor’s Representations and Warranties. Guarantor represents, warrants and covenants that:

(a) Guarantor is duly organized, validly existing and in good standing as a corporation under the laws of the state of Washington; has full power to enter into this Guaranty and fulfill its obligations hereunder; has authorized its execution, delivery and performance of this Guaranty by all necessary corporate action; and has caused this Guaranty to be duly executed and delivered on its behalf to Seller.

(b) No government or third party approval or consent, which has not been obtained, is required for Guarantor’s execution and delivery of this Guaranty or performance of its obligations hereunder.

(c) Guarantor’s execution, delivery and performance of this Guaranty do not and will not violate, and are not restricted by, any applicable law, any provision of its corporate articles or by-laws or any contractual obligation to which Guarantor is bound or by which Guarantor or any of its assets are bound.

(d) This Guaranty constitutes a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to bankruptcy, reorganization and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether enforceability is considered in equity or at law).

(e) Guarantor is familiar with the terms and conditions of the Purchase Agreements and Restated Vancouver Sublease.

5. Authorizations and Waivers Relating to Actions of Buyers.

(a) Guarantor authorizes Buyers and Seller, without notice or demand, and without affecting Guarantor’s liability under this Guaranty, from time to time to modify any of the terms and conditions of the Purchase Agreements and Restated Vancouver Sublease by arrangement between them. Guarantor’s obligations under this Guaranty shall continue and Guarantor shall not have the right to limit or revoke this Guaranty upon any modification of the Purchase Agreements or Restated Vancouver Sublease.

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(b) Guarantor waives any right it may have to require Seller to proceed against Buyers or any other person or entity liable under the Purchase Agreements or Restated Vancouver Sublease, or to pursue any other remedy with respect to the Guaranteed Obligations.

(c) Guarantor waives any requirement of presentment, demand for performance, notice of non-payment or non-performance, protest or notice of protest, notice of dishonor, notice of any modification of any term or condition of the Purchase Agreements or Restated Vancouver Sublease, notice of extension of time for payment or performance or any other notice or demand to which Guarantor might otherwise be entitled, except for such notices as Seller is expressly required to provide to Buyers under the Purchase Agreements, the Restated Vancouver Sublease or this Guaranty.

(d) Guarantor assumes responsibility for being and keeping informed of the financial condition of Buyers and of Buyers’ performance of the Guaranteed Obligations and of all other facts and circumstances bearing on the risk of nonperformance of the Guaranteed Obligations by Buyers, and Seller shall have no duty to advise Guarantor of information known to it regarding that condition or any such circumstances.

(e) At its election, Seller may exercise any right or remedy it may have against Buyers without affecting or impairing Guarantor’s liability under this Guaranty, except to the extent that the Guaranteed Obligations are actually paid or performed.

Guarantor acknowledges that it has discussed with legal counsel the effect of the above waivers on rights and remedies it might otherwise have.

6. Waivers. Without limitation of any other provisions of this Guaranty, Guarantor hereby expressly waives and relinquishes all rights, remedies and defenses accorded by applicable law to guarantors and sureties and agrees not to assert or take advantage of any such rights, remedies or defenses. Without limiting in any way the foregoing, Guarantor hereby expressly waives and relinquishes:

(a) any right to require Seller, as a condition to enforcement of this Guaranty, to proceed against Buyers or any other person or to pursue any other right or remedy in Seller’s power before proceeding against Guarantor;

(b) Guarantor waives any defense arising from the absence, impairment, or loss of any right of reimbursement, contribution, or subrogation, or any other right of Guarantor against Buyers, whether resulting from the election by Seller or otherwise. Guarantor waives any defense arising from any cause whatsoever, including without limitation Seller’s act or omission, resulting in the cessation of Buyers’ liability to Seller, either in whole or in part; provided, however, the foregoing shall not be construed or deemed to (i) expand Guarantor’s liability hereunder beyond Buyers’ liability under the Purchase Agreements or (ii) limit Guarantor’s rights to object to any Seller claim to the extent Buyers has the right to object to such claim under the Purchase Agreements. Guarantor waives all rights and defenses arising out of an election of remedies by Seller, even though that election of remedies has destroyed Guarantor’s rights of subrogation and reimbursement against Buyers.

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(c) Until all of the Guaranteed Obligations have either been indefeasibly paid or performed or have expired by the express terms of the Purchase Agreements and Restated Vancouver Sublease, Guarantor (i) waives any right of subrogation against Buyers by reason of any payments or acts of performance by Guarantor hereunder; (ii) waives any right to enforce any remedy which Guarantor may now or hereafter have against Buyers by reason of any one or more payments or acts of performance in compliance with Guarantor’s obligations hereunder, and (iii) subordinates any liability or indebtedness of Buyers now or hereafter held by Guarantor to Buyers’ obligations to Seller under the Purchase Agreements or Restated Vancouver Sublease.

(d) the defense of the statute of limitations in any action hereunder or in any action for the collection of any indebtedness or the performance of any obligation hereby guaranteed;

(e) any and all of its rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of any of the following: Sections 2787 through 2855 of the California Civil Code, inclusive, it being the intent that Seller have the full benefit of the waivers available under Section 2856 of the California Civil Code;

(f) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Seller to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(g) any defense based upon the failure to give notice of the acceptance of this Guaranty by any person;

(h) any defense based upon any modification, compromise, acceleration or change in the terms of the Purchase Agreements or Restated Vancouver Sublease;

(i) any defense based upon the failure to make, give or serve demand, notice of default or nonpayment, presentment, protest and all other notices of any kind to which Guarantor might be entitled in connection with this Guaranty, the Purchase Agreements or Restated Vancouver Sublease;

(j) any defense based upon an election of remedies by Seller;

(k) any defense based upon any lack of diligence by Seller in enforcing the terms of the Purchase Agreements or Restated Vancouver Sublease;

(l) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

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(m) any duty on the part of Seller to disclose to Guarantor any facts Seller may now or hereafter know about Buyers, regardless of whether Seller has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Buyers and of all circumstances bearing on the risk of nonperformance of any obligations hereby guaranteed;

(n) any defense arising because of an election made by Seller under Section 1111(b)(2) of the Federal Bankruptcy Code or any similar statute; and

(o) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code;

it being agreed by Guarantor that this Guaranty is in the nature of an absolute guarantee of payment and performance and not of collection and that the failure of Seller to exercise any rights or remedies it has or may have against Buyers shall in no way impair the obligation or liability of Guarantor hereunder.

7. Survival of Guarantor’s Obligations. Guarantor agrees that if at any time all or any part of the payment of any Guaranteed Obligation at any time received by Seller from Buyers is or must be returned by Seller for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Buyers), then Guarantor’s obligations hereunder shall, to the extent of the amount returned, be deemed to have continued in existence as to such Guaranteed Obligation, as though such previous payment had never been made.

8. Enforcement Costs. In the event of any litigation to enforce this Guaranty, the prevailing party shall be entitled to recover all reasonable costs and expenses incurred therein, including on appeal, and including without limitation, reasonable attorneys’ fees and expenses, court costs and costs of appeal.

9. Governing Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to principles of conflicts of laws. Guarantor hereby agrees that any action to declare or enforce any rights or obligations under this Guaranty may be commenced by Seller in a court of general jurisdiction in California (or, if diversity jurisdiction exists, in the United States District Courts located in that State. Guarantor hereby consents to the jurisdiction of each such court for such purposes, and agrees that any notice, complaint or legal process delivered as required herein shall constitute adequate notice and service of process for all purposes and shall subject Guarantor to the jurisdiction of such court for purposes of adjudicating any matter related to this Guaranty.

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10. Notices. Notices under or with respect to this Guaranty shall be given in the same manner, and with the same effect, as under the Purchase Agreements to the Guarantor or the Seller as follows:

If intended for Seller, to:	RLH Partnership, L.P. c/o iStar Financial Inc. One Sansome Street San Francisco, California 94104 Attention: Erich Stiger

With copies to:	iStar Financial Inc. 1114 Avenue of the Americas New York, New York 10036 Attention: General Counsel

Katten Muchin Rosenman LLP 525 West Monroe Street Chicago, IL 60661-3693 Attention: Kenneth M. Jacobson

If intended for Guarantor, to:	Red Lion Hotels Corporation W. 201 North River Drive Spokane, WA 99201 Attention: General Counsel

With copies to:	Davis Wright Tremaine LLP 1201 Third Avenue, Suite 2200 Seattle, WA 98101-3045 Attention: Bruce Bjerke

11. Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Seller, and their respective successors and assigns.

12. Severability. If any provision of this Guaranty is held unenforceable, such holding shall not invalidate the remaining provisions hereof.

13. WAIVER OF JURY TRIAL. IN ANY ACTION BROUGHT BY EITHER PARTY UNDER OR OTHERWISE RELATING TO THIS GUARANTY, SELLER AND GUARANTOR EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY OR ALL ISSUES ARISING IN SUCH ACTION.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,

EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF

A DEBT ARE NOT ENFORCEABLE UNDER CALIFORNIA LAW.

[SIGNATURE ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by its duly authorized officer as of the date first above written.

RED LION HOTELS CORPORATION, a Washington corporation

By:
Name:
Title:

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EXHIBIT L

RESTATED VANCOUVER SUBLEASE

This Restated Vancouver Sublease (this “Sublease”) is made as of the _____ day of _____________, 2011 (the “Effective Date”), by and between RLH PARTNERSHIP, L.P., a Delaware limited partnership (“Sublandlord”), and RED LION HOTELS HOLDINGS, INC., formerly known as Red Lion Hotels, Inc., a Delaware corporation (“Subtenant”).

RECITALS

A. The Port of Vancouver and the Washington State Department of Natural Resources (“Ground Leases Landlords”), in their capacity as landlords, and Sublandlord, in its capacity as tenant, are respectively parties to that certain Lease with the Port of Vancouver dated November 18, 1983 (as amended, the “Port Lease”) and that certain Aquatic Lands Management Agreement with the Washington State Department of Natural Resources dated October 1, 1984 (as amended, the “Aquatic Lease”; the Port Lease and Aquatic Lease, as each of the same may be amended, assigned or modified from time to time, are sometimes collectively referred to as the “Ground Leases”). The Ground Leases cover certain premises which contains the hotel that is commonly known as the Red Lion Hotel at the Quay and located at the commonly known address of 100 Columbia, Vancouver, WA 98660 (the “Hotel”), as more particularly described on the attached Exhibit A (the “Sublease Premises”).

B. The Washington State Department of Transportation has notified Sublandlord and Subtenant of its intention to condemn the Sublease Premises, and has publicly announced its intention to take the Sublease Premises for bridge construction.

C. Sublandlord and Subtenant entered into a lease dated August 1, 1995, as amended, for the Sublease Premises among other properties (such lease, as amended prior to the date hereof, the “Original Master Lease”).

D. Pursuant to that certain Fourth Amendment to Lease dated as of the date hereof (the “Fourth Amendment”), the Original Master Lease was terminated as to certain properties and the remainder of the Original Master lease was divided, pursuant to Section 16.1 of the Original Master Lease, into two (2) separate leases, one of which is this restated Sublease of the Sublease Premises.

E. Sublandlord and Subtenant desire to amend and restate the Original Master Lease with respect to the Sublease Premises.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby amend and restate the Master Lease with respect to the Sublease Premises and agree as follows:

1. Sublease of Sublease Premises. Sublandlord hereby agrees to, and does hereby, continue to sublease the Sublease Premises to Subtenant and Subtenant hereby agrees to, and does hereby, continue to sublease the Sublease Premises from Sublandlord, subject to the Ground Leases. Sublandlord and Subtenant each agree that the Master Lease has been amended and restated pursuant to this Sublease as to the Sublease Premises, and except as expressly provided in this Sublease, neither party has any further obligations pertaining to the Sublease Premises to the other party arising under the Master Lease. When referring to the Master Lease without giving effect to the amendment and restatement of the Master Lease pursuant to this Sublease, the Master Lease is sometimes referred to as the “Pre-Closing Master Lease.”

2. “As-Is” Letting. The Sublease Premises are leased to Tenant “as-is” and Sublandlord makes no representation or warranty, express or implied, with respect to the condition of the Sublease Premises, or as to the compliance of the Sublease Premises with any legal requirements. Subtenant has examined the Sublease Premises and title to the Sublease Premises and has found all of the same satisfactory for its purposes. Subtenant has accepted the Sublease Premises subject to the existing state of title. During the term of this Sublease, Subtenant shall have the exclusive right to use, enforce and obtain the benefits of (i) all guaranties, representations, and warranties relating to the construction, improvement, alteration and repair of the Sublease Premises and all architectural and engineering plans, drawings and specifications related thereto, and (ii) all of Sublandlord’s transferable licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, or any other person related to the Sublease Premises which is required to be held by subtenant in connection with the operation of the Sublease Premises and/or the transactions contemplated hereby. During the term of this Sublease, Sublandlord shall, at Subtenant’s expense, execute such assignments or other transfer instruments, without recourse or warranty, as are necessary to transfer the benefits of all such items to Subtenant, and shall not waive, surrender or modify any of Sublandlord’s rights with respect thereto without obtaining Subtenant’s prior written consent.

3. Improvements. In recognition of the pending condemnation,, Subtenant shall have no obligation to make any improvements to the Sublease Premises, including but not limited to, any acquisition or replacement of furniture, fixtures and equipment, capital improvements, or maintenance expenditures of any kind, nature or manner. Notwithstanding any other provision contained in this Sublease, Subtenant shall observe all applicable “Legal Requirements” (as defined in the Pre-Closing Master Lease) regarding the condition of the improvements on the Sublease Premises and Subtenant’s use of the Sublease Premises and will not permit any insurance policy required to be maintained by Subtenant to be invalidated by virtue of the condition or use of the Sublease Premises or permit the Sublease Premises and improvements thereon to be maintained in an unsafe condition.

4. Personal Property. All of the personal property used in connection with the operation of the Subtenant’s business (including the hotel and restaurant operations) on the Sublease Premises, including all “FF&E” (other than Fixtures which were located on the Sublease Premises on August 1, 1995) and “Inventories” (as such terms are defined in the Pre-Closing Master Lease), trademarks, tradenames, marks, signage and signs (the “Personal Property”), and is not subject to this Sublease, but Subtenant’s use of such Personal Property shall comply with the terms and provisions of this Sublease. Subtenant is entitled to remove the Personal Property upon the termination of this Sublease.

5. Net Lease. Subject to any express obligation of Sublandlord to the contrary under this Sublease, it is expressly understood and agreed by and between the parties that this Sublease is an absolutely net sublease, and that Subtenant shall pay all rents and all other sums payable hereunder to or on behalf of Sublandlord and perform all obligations owing the Ground Lease Landlords under the Ground Lease, including the payment and performance of all obligations owing to the Ground Lease Landlords under the Ground Leases, without notice or demand and without set-off, counterclaim, abatement, suspension, deduction, or defense. Sublandlord is not obligated to expend any of its funds in connection with the Sublease Premises.

6. Rent. Subtenant covenants and agrees to pay Sublandlord rent, in advance, for the Sublease Premises, commencing with the Effective Date and continuing until this Sublease is terminated, in monthly installments in the amount reflected on Schedule 1 (“Rent”) on or before the last day of each month. Time is of the essence with respect to all payments of Rent. Rent for the entire month in which the Effective Date occurs shall be paid on or before the last day of such month. If this Sublease is terminated pursuant to Section 9.2, Rent shall be paid through the Date of Taking. The Subtenant’s obligation to pay Rent is an independent covenant.

7. Ground Leases. This Sublease is subject at all times to all of the provisions of the Ground Leases and Subtenant shall not suffer any act or omission that will violate any of the provisions of the Ground Leases. Subtenant will pay all amounts due to Ground Lease Landlords under the Ground Lease so long as the Sublease remains in effect.

8. Term. The term of this Sublease shall commence on the Effective Date and continue in effect until December 31, 2020 unless sooner terminated pursuant to Sections 9 or 17.

9. Condemnation.

9.1 Definitions

(a) “Condemnation” means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor or (ii) a voluntary sale or transfer by one or more Ground Lease Landlords to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

(b) “Date of Taking” means the earlier of: (a) the date possession of all or substantially all of the Subleased Property is taken by the Condemnor; or (b) the date the Ground Leases are terminated.

(c) “Award” means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

(d) “Condemnor” means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

9.2 Taking. If all or a substantial portion of the Subleased Premises are taken by a Condemnation (a “Taking”), this Sublease shall terminate as of the Date of Taking.

9.3 Award.

(a) Subject to the terms and conditions of the Ground Leases:

(1) Any Award which is received by Sublandlord or Subtenant as a result of a Condemnation or the settlement thereof (including any Award or other compensation on account of any Taking) in compensation for their real property interests in the Sublease Premises shall be allocated between Sublandlord and Subtenant as follows: (i) the first Four Million Dollars ($4,000,000) of any Award shall be paid to Sublandlord, and (ii) thereafter the balance (if any) of the Award shall be split evenly between Sublandlord and Subtenant.

(2) Any compensation or reimbursement Subtenant may receive from any public agency for the relocation of the Personal Property which it is entitled to remove in accordance with Section 4, shall be retained by Subtenant.

(3) Any funds which Subtenant may receive from any public agency as compensation for the loss of its business on the Sublease Premises shall be allocated equally between Sublandlord and Subtenant.

(b) Sublandlord and Subtenant shall cooperate with each other in connection with any proceedings or negotiations in respect of a Condemnation, Taking or Award, and any claims made in connection with this Section, including, without limitation, cooperation in connection with any proceedings or negotiations with any one or more of the Ground Lease Landlords. Subtenant and Sublandlord will promptly provide to the other, such material notices regarding a Condemnation as the applicable of the Sublandlord or Subtenant shall receive from any one or more of the Ground Lease Landlords or Condemnor with respect to a Condemnation.

9.4 Outside Date. In the event that this Sublease has not been terminated pursuant to Section 9.2 on or before December 31, 2016 (“Outside Date”), then, effective as of the Outside Date, the terms, covenants, agreements, conditions, representations, warranties, indemnities and provisions of the Pre-Closing Master Lease will, without further action of the parties, be incorporated herein by this reference thereto together with the relevant definitions of defined terms in the Pre-Closing Master Lease and apply to this Sublease mutatis mutandi with the Hotel and Sublease Premises consisting of the Hotel and Premises for such purposes.

10. Use and Operations. Provided Tenant complies at all times with applicable law and other applicable Legal Requirements, Tenant shall have the right to use the Sublease Premises for hotel and related purposes, including, without limitation, restaurants, bars, gift shops, car rental agencies, airline reservations desks, golf, tennis and other recreational activities and other ancillary services, and no other purposes. In light of the public announcement of an impending condemnation, at any time after a Condemnor commences a process to acquire the Sublease Premises (including for example by commencing a condemnation action, delivery of a notice of intended taking to the Port of Vancouver or the commencement of purchase price negotiations), Subtenant may, in its discretion alter, curtail or cease its operations on the Sublease Premises during the Term, so long as: (1) Subtenant continues to pay Rent as set forth in Article 6, maintains insurance in accordance with Section 11, complies with applicable law and other Legal Requirements, does not otherwise default under the terms and provisions of this Sublease and provides the indemnification required by Section 12, (2) gives not less than thirty (30) days prior notice to Sublandlord, (3) causes the Sublease Property to be secure from vandalism or other usage and (4) Subtenant obtains the permission of the Port of Vancouver to do so.

11. Insurance. The terms, covenants, agreements, conditions, representations, warranties and provisions of Article XIII of the Pre-Closing Master Lease are incorporated herein by this reference hereto together with the relevant definitions of defined terms in Article XIII of the Pre-Closing Master Lease and apply to this Sublease mutatis mutandi, provided, however, for purposes hereof, the reference in Section 13.4(a) of the Pre-Closing Master Lease to One Hundred Million Dollars ($100,000,000) shall be deemed to be Ten Million Dollars ($10,000,000).

12. General Indemnification by Red Lion. Red Lion shall pay, protect, indemnify, defend, save and hold harmless, Landlord, Landlord’s constituent partners, any ground lessor, and any Affiliate, partner, member, manager, trustee, officer, director, employee, agent or shareholder or other holder of any beneficial interest in any of them (collectively, the “Indemnified Parties” and, individually, an “Indemnified Party”), from and against all liabilities, obligations, claims, damages (including, without limitation, punitive damages), penalties and causes of action or judgments of any nature whatsoever, whether foreseen or unforeseen, howsoever and whensoever caused including, without limitation, if caused prior to the “Commencement Date” (as defined in the Pre-Closing Master Lease), without regard to the form of action and whether based on strict or statutory liability, gross negligence, negligence (including the negligence of any Indemnified Party) or any other theory of recovery at law or in equity, and all reasonable and documented costs and expenses (including reasonable attorneys’ fees costs of experts, and other legal costs and expenses), imposed upon or incurred or asserted against any of the Indemnified Parties by reason of or in connection with:

12.1 Any matter pertaining to the leasing, use, non-use, occupancy, operation, management, condition, design, construction, maintenance, repair or restoration of the Sublease Premises, or the employment of any persons at the “Hotel” (as defined in the Pre-Closing Master Lease) in each case whether by Red Lion or otherwise;

12.2 Any casualty in any matter arising from or in connection with any of the Sublease Premises or the operations or activities thereon, whether or not Sublandlord or any Indemnified Party has or should have knowledge or notice of any default or condition causing or contributing to the casualty;

12.3 Any violation by Red Lion (or any employees, agents, invitees, guests, sublessees, concessionaires, or licensees of Red Lion) of any provision of the Master Lease (on or before the Effective Date) with respect to the Sublease Premises, either or both of the Ground Leases, any contract or agreement to which Red Lion (or any sublessee, concessionaire, or licensee of Red Lion) is a party, any violation or alleged violation of any Legal Requirement, including anti-discrimination “Laws” (as defined in the Pre-Closing Master Lease), or any “Insurance Requirement” (as defined in the Pre-Closing Master Lease); and

12.4 Any contest undertaking by or on behalf of Red Lion with respect to any Legal Requirement, Insurance Requirement, tax imposition or otherwise, regardless of whether the same is permitted pursuant to the terms hereof, except in each case to the extent the same directly result from the gross negligence or willful misconduct by an Indemnified Party.

13. Environmental Indemnification. Red Lion shall pay, protect, indemnify, defend, save and hold harmless the Indemnified Parties and each of them, from and against all liabilities, obligations, claims, including, without limitation, claims by third parties alleging violation of or liability under any Environmental Law (as defined in the Pre-Closing Master Lease), damages (including, without limitation, punitive damages and damages to nature resources), penalties and causes of action or judgments of any nature whatsoever, both foreseen and unforeseen, howsoever and whensoever caused including, without limitation, if caused prior to the Commencement Date, without regard to the form of action and whether based on strict or statutory liability, gross negligence, negligence (including the negligence of any Indemnified Party or their agents), or any other theory of recovery at law or in equity, and all reasonable and documented costs and expenses (including reasonable attorneys’ fees, costs of experts, and other legal costs and expenses), imposed upon or incurred by or asserted against any of the Indemnified Parties by reason of or in connection with:

13.1 Red Lion’s failure to perform its duties and obligations as set forth in Article XII of the Pre-Closing Master Lease with respect to the Sublease Premises on or prior to the Effective Date or Section 12.1 of the Pre-Closing Master Lease as incorporated herein by reference pursuant to Section 20(m) whether prior to, on or after the Effective Date;

13.2 All claims asserted by any third party for personal or bodily injury or death where such claims allege injury or damages as a result of exposure, that occurred prior to or during the term, to Hazardous Material that existed at or were located in, on, or under, or were released from, any portion of the Sublease Premises at any time prior to or during the Term; provided, however, that this indemnity shall not cover claims arising by reason of the gross negligence or willful misconduct of Landlord and its agents, or of an Indemnified Party and its agents; and

13.3 The violation of any Environmental Law occurring at any time on, prior to or after the Effective Date at or in connection with the leasing, use, non-use, occupancy, management or operations on any portion of the Sublease Premises; the discharge, disposal or release of any Hazardous Materials (as defined in the Pre-Closing Master Lease) at any time on or prior to the Effective Date in, on, under, at or from, or in connection with the leasing, use, non-use, occupancy, management or operations on any of the Hotel and/or any portion of the Sublease Premises; or the presence of any Hazardous Materials at any time on, prior to, or after the Effective Date in, on, under any portion of the Sublease Premises, including without limitation, any off-site migration onto any portion of the Sublease Premises.

14. Defense of Indemnified Parties. Promptly after receipt by an Indemnified Party of notice of the commencement or assertion against it of any claim, action, proceeding, such Indemnified Party shall, if a claim in respect thereof is to be made against Red Lion under this Section 14, notify Red Lion thereof; but the omission so to notify Red Lion shall not relieve Red Lion from any liability which it may have to such Indemnified Party under this Section 14, except to the extent that Red Lion shall have been prejudiced by such failure. As long as no Event of Default exists and provided that representation by counsel selected by Red Lion will not, in Indemnified Party’s reasonable judgment (which judgment may be based on, without limitation, due consideration of any obligations such Indemnified party may have to indemnify other parties in connection with the same matter, including requirements as to right of contest, time to indemnification and undertaking of defense of such other parties), prejudice Indemnified Party in any manner, Red Lion, at its sole cost and expense, shall have the right by counsel reasonably satisfactory to the indemnified Party, to contest, resist and defend any claim, action or proceeding with respect to which it shall have received the Notice described in the preceding sentence; provided, however, that Red Lion may not compromise or otherwise dispose of the same without the prior written approval of the Indemnified Party, such approval not to be unreasonably withheld, conditioned, or delayed so long as the Indemnified Party receives a full release with respect to the claim, action or proceeding. If an Event of Default exists, or, in Indemnified Party’s judgment, representation by counsel selected by Red Lion will prejudice Indemnified Party in any manner, such Indemnified party shall have the right to retain its own counsel and defend such action. If Red Lion shall have assumed responsibility for such contest and defense, Red Lion shall not be obligated to pay any attorneys’ fees or other legal costs incurred by or on behalf of the Indemnified party unless an Event of Default exists. Notwithstanding the foregoing, each Indemnified party shall, at Red Lion’s request and expense, cooperate with Red Lion, at no cost or expense to the Indemnified party, in the defense of any such claim, action, or proceeding.

15. Surrender. Subtenant agrees that at termination of this Sublease, Subtenant will quit and surrender the Sublease Premises, provided, however, upon surrender, Subtenant may remove any and all of its Personal Property located on the Sublease Premises unless termination is or account of Section 17, in which event, such Personal Property will, at the option of Sublandlord, be surrendered (together with title thereto) to the Landlord. If this Sublease is terminated as a result of a Taking, Subtenant will have no obligation to repair any nonmaterial damage caused as a result of the removal of such Personal Property unless such repair is required pursuant to the Ground Leases or by the Condemnor.

16. No Assignment or Subletting. Subtenant shall not assign all or any portion of its interest under this Sublease or sublet all or any portion of the Sublease Premises without the prior written consent of Sublandlord. This Sublease shall not be assignable by operation of law.

17. Default. If any of the following occur, then Sublandlord may treat the occurrence of any one or more of the foregoing events as a default by Subtenant under this Sublease, and thereupon, Sublandlord may terminate this Sublease and/or pursue any and all other rights and remedies provided Sublandlord at law or in equity or granted to Ground Leases Landlords under the Ground Leases or that are available under Section 20.2 of the Pre-Closing Master Lease:

(a) If Subtenant fails to make any payment due hereunder within three (3) days after written notice that such sum were not received on the due date thereof;

(b) If Subtenant shall fail to perform any material term, covenant or condition of this Sublease and such failure is not cured by Subtenant within a period of 30 days after receipt by Subtenant of notice thereof from Sublandlord, unless such failure cannot with diligence be cured within a period of 30 days, in which case, such failure shall not be deemed to continue if Subtenant proceeds promptly and with diligence to cure the failure and diligently completes the curing thereof in no event later than 180 days after receipt of such notice, provided, however, that such 180-day limitation shall not apply with respect to cure by Subtenant of defaults in its obligations under Section 12.1 of the Pre-Closing Master Lease (as incorporated by reference into this Sublease), so long as Subtenant has promptly commenced to cure said default within the initial 30-day period, and thereafter diligently prosecutes the cure to completion and provided further that such notice described above shall, to the full extent permitted by applicable law, be in lieu of and not in addition to any notice required under applicable law;

(c) If Subtenant shall:

(i) admit in writing its inability to pay its debts generally as they become due,

(ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

(iii) make an assignment for the benefit of its creditors;

(iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or

(v) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

(d) If Subtenant shall, on a petition in bankruptcy filed against it, be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Subtenant, a receiver of Subtenant or of the whole substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Subtenant under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

(e) If Subtenant shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution; or

(f) If the estate or interest of Subtenant in the Sublease Premises or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of 90 days after commencement thereof or 30 days after receipt by Subtenant notice thereof from Landlord (unless Subtenant shall be contesting such lien or attachment in accordance with the terms of this Lease); provided, however, that such notice shall, to the full extent permitted by applicable law, be in lieu of and not in addition to any notice required under applicable law.

18. Subrogation Waiver. Sublandlord and Subtenant each waive any and all right of recovery against the other, or against the officers, employees, agents and representatives of the other for loss of or damage to such waiving party or its property or the property of others under its control, for such loss or damages to property insured against under any property insurance policy in force at the time of such loss or damage. This waiver of subrogation shall apply to the full extent, but only to the extent, that the same shall be valid and enforceable without impairment of insurance policies.

19. Access. Subtenant will allow Sublandlord, its agents, lenders, insurers, and consultants, free access to the Sublease Premises at all reasonable times for the purpose of examination, testing and inspection of the Sublease Premises and for the purpose of exhibiting the Sublease Premises to prospective or actual lenders, purchasers, investors and tenants.

20. Miscellaneous.

(a) Successors and Assigns. This Sublease shall be binding upon the heirs, executors, administrators, and successors and permitted assigns of Sublandlord and Subtenant.

(b) Entire Agreement. This Agreement contains all of the covenants, conditions and agreements between the parties and shall supersede all prior correspondence, agreements and understandings, both oral and written.

(c) Governing Law. This Sublease shall be governed in all respects by and construed in accordance with the laws of the State of Washington.

(d) Further Assurances. Sublandlord or Subtenant shall promptly perform, execute, and deliver or cause to be performed, executed, and/or delivered any and all acts, deeds, and assurances as either party may reasonably require in order carrying out the intent and purpose of this Sublease.

(e) Amendment. This Sublease cannot be changed, amended, supplemented, or terminated orally.

(f) Counterparts. This Sublease may be executed in one (1) or more counterparts, and all the counterparts shall constitute but one and the same agreement, notwithstanding that all parties hereto are not signatory to the same or original counterpart. This Sublease may be executed and delivered by telecopy, pdf or similar electronic transmittal which shall be deemed an original.

(g) Nonwaiver. Unless otherwise expressly provided herein, no waiver by Sublandlord or Subtenant of any provision hereof shall be deemed to have been made if such waiver is made orally. No delay or omission in the exercise of any right or remedy accruing to Sublandlord or Subtenant upon any breach under this Sublease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Sublandlord or Subtenant of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other term, covenant or condition. All rights or remedies afforded to Sublandlord or Subtenant hereunder or by law shall be cumulative and not alternative, and the exercise of one right or remedy shall not bar other rights or remedies allowed herein or by law.

(h) Captions. Paragraph titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extent or describe the scope of this Sublease.

(i) Exhibits. All Exhibits attached hereto shall be incorporated herein by reference as if set out herein in full.

(j) Time. Time is of the essence in the performance of this Sublease.

(k) Recordation. There shall be no recordation of either this Sublease or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Sublease or memorandum or affidavit by either party without the prior written consent of the other party.

(l) Attorneys’ Fees. Should either party employ attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for breach of this Agreement, or to enforce any judgment relating to this Agreement and the transaction contemplated hereby, the prevailing party shall be entitled to reasonable attorneys’ fees and court costs.

(m) Incorporation by Reference. The terms, covenants, agreements, conditions, representations, warranties and provisions of the following provisions of the Pre-Closing Master Lease are incorporated herein by this reference hereto together with the relevant definitions of defined terms in such Article or Section: Sections 3.4 (except that Section 15 of this Sublease will apply to the extent of any conflict if this Sublease is terminated pursuant to Section 9 of this Sublease), 4.2, 5.2(b), 6.4, 6.7, 9.1, 12.1, 16.1, 22.1, 22.15, 22.17, 22.18, 22.22, 22.23, 22.26, 22.28, 22.30, 22.32 and Articles XVIII and XIX.

(n) No Novation. This Sublease is not intended to be, and is not, a novation of the Master Lease.

EXECUTED in duplicate originals as of the day and year first above written.

SUBLANDLORD: RLH PARTNERSHIP, L.P.

By:	Red Lion GP, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

SUBTENANT:

RED LION HOTELS HOLDINGS, INC.

By:
Name:
Title:

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)

On this          day of                     , 2011, before me, a Notary Public in and for the State of California, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the                                          of                                         , to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of
California, residing at

My appointment expires

Print Name

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this          day of                     , 2011, before me, a Notary Public in and for the State of Washington, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the                                          of                                         , to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

NOTARY PUBLIC in and for the State of
Washington, residing at

My appointment expires

Print Name

EXHIBIT A

Sublease Premises

EXHIBIT M

Seller’s Knowledge and Known to Seller

Erich Stiger

Katie Morris

EXHIBIT 7.01(a)

When recorded return to:

Davis Wright Tremaine LLP

1201 Third Avenue, Suite 2200

Seattle, WA 98101

Attn: Bruce Bjerke

SPECIAL WARRANTY DEED

(Not Statutory)

Grantor(s): RLH Partnership, L.P., a Delaware Limited Partnership

Grantee(s): WHC809, LLC, a Delaware limited liability company

Abbreviated Legal: Ptn Lots 1-4, Block 11, Suburban Home Add. to Wenatchee, Vol. 1, P. 22, Chelan County

Additional Legal at page 1

Assessor’s Tax Parcel No(s): 232034860080

THE GRANTOR, RLH Partnership, L.P., a Delaware Limited Partnership, for and in consideration of completion of an IRC Section 1031 Tax-Deferred Exchange by Grantee, WHC809, LLC, a Delaware limited liability company, and other valuable consideration, in hand paid, bargains, sells, and conveys to Grantee the following described real estate, situated in the County of Chelan, State of Washington:

LEGAL DESCRIPTION: Real property in the County of Chelan, State of Washington, described as follows: LOTS 1, 2, 3 AND 4, BLOCK 11, SUBURBAN HOME ADDITION TO WENATCHEE, CHELAN COUNTY, WASHINGTON, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 1 OF PLATS, PAGE 22,

EXCEPT THE SOUTHERLY 76.9 FEET OF SAID LOTS 3 AND 4

Subject To: The Grantor, for itself and for its successors in interest, does by these presents expressly limit the covenants of this deed to those herein expressed, and exclude all covenants arising or to arise by statutory or other implication, and does hereby covenant that against all persons whomsoever lawfully claiming or to claim by, through, or under said Grantor, and not otherwise, Grantor will forever warrant and defend the said described real estate. Without limiting the foregoing, this conveyance is subject to the exceptions set forth on Exhibit A attached hereto and incorporated by reference.

Dated this      day of                     , 2011

Grantor:	RLH Partnership, L.P.

By: Red Lion GP, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

STATE OF CALIFORNIA                         )

                                                         )            ss:

COUNTY OF                                 )

On                              2011 before me,                                                               (here insert name of the officer), Notary Public, personally appeared,                                                              , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public
[Seal]

LPB 16-09(r)

Exhibit A

Permitted Exceptions

Permitted exceptions shall include all of the following (capitalized terms used herein but not otherwise defined shall have the definitions set forth in that certain Agreement to Purchase Eight Hotels and Assume Leases (the “Purchase Agreement”) between Grantor and Grantee and dated as of even date herewith): (1) the Space Leases; (2) the Ground Leases, and (3) any liens, encumbrances, restrictions, exceptions and other matters (a) in existence on August 1, 1995, (b) that have been approved by Purchaser and Seller prior to the date hereof, (c) that are approved as matters in accordance with the terms of Article IV of the Purchase Agreement to which title to the Real Property may be subject on the Closing Date, (d) that arise out of the act or omission of Purchaser or its Affiliates or those claiming by, through or under Purchaser or its Affiliates, (e) that are the responsibility of Purchaser or its Affiliates under the Master Lease or (f) matters that would be disclosed by a survey of the Real Property.

EXHIBIT 7.01(b)

QUITCLAIM BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that RLH PARTNERSHIP, L.P., a Delaware limited partnership (the “Seller”), for and in consideration of the sum of Ten Dollars and other valuable consideration to it in hand paid by [WHC 809, LLC, a Delaware limited liability company OR RED LION HOTELS HOLDINGS, INC., a _______ corporation (formerly known as Red Lion Hotels, Inc.)] (the “Purchaser”), the receipt and sufficiency of which are hereby acknowledged, and pursuant to that certain Agreement to Purchase [Eight OR Two] Hotels dated ______ __, 2011 between Seller and Purchaser (the “Purchase Agreement”), hereby quitclaims unto said Purchaser any and all of Seller’s right, title and interest in, to and under the Fixtures and Tangible Personal Property and the Documents (collectively, the “Transferred Property”), as is, where is, and without warranty of use, and without warranty, express or implied, of merchantability or fitness for a particular purpose. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Purchase Agreement.

Nothing contained in this Quitclaim Bill of Sale shall be deemed to limit, waive or otherwise derogate from any provision in the Purchase Agreement (including, but not limited to, any representations, warranties or indemnities) by either Seller or Purchaser and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Quitclaim Bill of Sale.

Seller and Purchaser will, at the Closing, or at any time or from time to time thereafter, upon request of either party, execute such additional instruments, documents or certificates as either party deems reasonably necessary in order to quitclaim the Transferred Property to Purchaser, hereunder.

In no event shall the direct or indirect partners, shareholders, members, owner, or affiliates, any officer, director, employee or agent of either Seller or Purchaser, or any affiliate or controlling person thereof have any liability for any claim, cause of action or other liability arising out of or relating to this Assignment or the Transferred Property, whether based on contract, common law, statute, equity or otherwise.

TO HAVE AND TO HOLD all of said personal property unto Purchaser, its successors and assigns, to its own use forever.

(Remainder of page intentionally left blank; signatures follow.)

Bill of Sale - 1

IN WITNESS WHEREOF, Seller has executed this Quitclaim Bill of Sale as of October __, 2011.

RLH PARTNERSHIP, L.P.

By: Red Lion GP, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

[ ]

By:
Name:
Title:

EXHIBIT 7.01(c)

QUITCLAIM CONTRACT ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS QUITCLAIM CONTRACT ASSIGNMENT AND ASSUMPTION AGREEMENT of Hotel Contracts, Space Leases, and Permits (this “Assignment”) is being made effective as of the __ day of October, 2011, by RLH PARTNERSHIP, L.P. a Delaware limited partnership (“Assignor”) and WHC809, LLC, a Delaware limited liability company (“Assignee”), pursuant to the terms of that certain Agreement to Purchase Eight Hotels and Assume Leases dated as of October __, 2011, between Assignor, as Seller, and Assignee, as Purchaser, as assigned and amended (the “Purchase Agreement”), and located at the property with the commonly known address of 1225 North Wenatchee Avenue, Wenatchee, Chelan County, Washington 98801. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Purchase Agreement.

In consideration of the sum of Ten and No/100 Dollars ($10.00) and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby quitclaims to Assignee all of the right, title and interest of Assignor, if any, in, to and under the Hotel Contracts, the Space Leases, and the Permits in connection with the Sale Properties (said Hotel Contracts, Space Leases and Permits are defined as the “Assigned Property”), to have and to hold the same unto Assignee and Assignee’s heirs, successors and assigns, forever.

2. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any provision in the Purchase Agreement (including, but not limited to, any representations, warranties or indemnities) by either Assignor or Assignee and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

3. Assignor and Assignee will, at the Closing, or at any time or from time to time thereafter, upon request of either party, execute such additional instruments, documents or certificates as either party deems reasonably necessary in order to quitclaim the Assigned Property to Assignee, hereunder.

4. This Assignment may be executed by the parties in one or more counterparts, all of which together shall constitute one and the same agreement.

5. This Assignment shall bind, and the benefits thereof shall inure to, the respective heirs, legal representatives, successors, and assigns of Assignor and Assignee.

6. In no event shall the direct or indirect partners, shareholders, members, owner, or affiliates, any officer, director, employee or agent of either Assignor or Assignee, or any affiliate or controlling person thereof have any liability for any claim, cause of action or other liability arising out of or relating to this Assignment or the Assigned Property, whether based on contract, common law, statute, equity or otherwise.

Signatures are set forth on the following page.

ASSIGNOR:	RLH PARTNERSHIP, L.P.

By: Red Lion GP, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

ASSIGNEE:	WHC809, LLC, a Delaware limited liability company

By:
Name:
Title:

2

EXHIBIT 7.01(h)

CERTIFICATE REGARDING FOREIGN INVESTMENT

IN REAL PROPERTY TAX ACT

(ENTITY TRANSFEROR)

Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by WHC809, LLC, a Delaware limited liability company (“Transferor”), Transferor hereby certifies to Transferee:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or a disregarded entity (as those terms are defined in the Internal Revenue Code and Income Tax Regulations),

2. Transferor’s Federal Employer Identification Number is _______________,

3. Transferor’s office address is: 201 W North River Dr. #100, Spokane, WA 99201; and

4. The address or description of the property which is the subject matter of the disposition is 1415 Fifth Avenue, Seattle, WA 98101.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

Signature is set forth on the following page.

WHC809, a Delaware limited liability company

By:
Name:
Title:

Dated:	June , 2011